                                    [GRAPHIC]


                                    [GRAPHIC]



                                  LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                                           LOOMIS SAYLES CORE FIXED INCOME FUND

                                      LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

                                                LOOMIS SAYLES FIXED INCOME FUND

                                     LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

                          LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                              LOOMIS SAYLES MID CAP GROWTH FUND

                                                   LOOMIS SAYLES PROVIDENT FUND

                                        LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                         LOOMIS SAYLES SMALL COMPANY VALUE FUND
[LOGO] LOOMIS . SAYLES INVESTMENT TRUST

              ANNUAL REPORT

              SEPTEMBER 30, 2001

                                    [GRAPHIC]

TABLE OF CONTENTS



Letter from the President                                    1

Fund and Manager Reviews                                     2

Portfolio of Investments                                    35

Statements of Assets and Liabilities                        97

Statements of Operations                                    99

Statements of Changes in Net Assets                        101

Financial Highlights                                       113

Notes to Financial Statements                              133

Report of Independent Accountants                          141

2001 U.S. Tax and Distribution Information to Shareholders 142

Supplemental Information                                   143

                                    [GRAPHIC]
                         Loomis Sayles Investment Trust

LETTER FROM THE PRESIDENT

[PHOTO]

DANIEL J. FUSS
President and Portfolio Manager

Dear Shareholders:

Uncertainty and nervousness characterized the financial markets and the economy throughout the fiscal year. And, as the period drew to a close, the horrifying events of September 11 intensified these sentiments.

One of the most important factors driving the securities markets over the last two decades has been peace among developed nations. As defense spending declined, the government's share of total economic activity gradually shrunk. This freed up capital and resources for the private economy, resulting in higher equity prices, lower interest rates and a gradual decline in the inflation rate. The nation's economy flourished.

With peace disrupted, this very supportive influence now has ended. Thus, a key underpinning for favorable market trends has been removed, and it obviously has implications for investors. Nevertheless, the implications may be no greater than in previous periods of unrest that I have witnessed during my 40-plus years in this industry. We at Loomis Sayles believe we can meet the challenges ahead, as long as we focus on disciplined principles and strategies that have been successful over time.

Fundamental research has been the cornerstone of our investment philosophy since 1926 and continues to drive our investment-selection process. We believe research and the active management it supports offer excellent opportunities for attractive long-term investment performance, especially now.

Throughout our firm's 75-year history, it has been our experience that actively managed stock and bond funds often excel after periods of market instability and uncertainty. Active managers--supported by a powerful research effort--can exploit market inefficiencies and volatility. Over time, the ability to take advantage of such market opportunities can prove extremely rewarding.

A classic investment principle also demonstrated its validity during the past year--the need for broad portfolio diversification. Different asset classes and investment styles offer varying degrees of risk and reward, and they often respond differently to changing market and economic factors. As such, we believe the best way to achieve attractive long-term return potential is to invest in a mix of stock and bond mutual funds, both international and domestic, appropriate to your goals and risk tolerance. That way, you will be more likely to participate in market rallies and outperform in market downturns.

We encourage you to remain committed to your investment plan and focus on performance generated over time--not returns realized in a single quarter or even in a single year. As an investor, it is crucial to maintain a long-term perspective, as it often takes several years for investments to realize their true and full potential.

We appreciate your ongoing confidence in Loomis Sayles Investment Trust, as we continue to fulfill our commitment to helping you realize your investment goals.

Sincerely,

/s/ Daniel J. Fuss

Daniel J. Fuss
President
Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

Loomis Sayles California Tax-Free Income Fund
---------------------------------------------------------

The Loomis Sayles California Tax-Free Income Fund attempts to achieve a high level of current income exempt from both federal income tax and California personal income tax as is consistent with capital preservation. For the one-year period ended September 30, 2001, the Fund posted a total return of 6.51%, compared to the 9.65% total return for the Fund's benchmark, the Lehman Brothers 5 Year Municipal Bond Index. The total return for the Lipper California Intermediate Municipal Debt Funds Average was 8.32% for the same period. The Fund's relative underperformance primarily was due to the Fund's higher-coupon bonds and shorter average maturity. In a declining interest rate environment, higher coupon bonds (trading at a premium) do not experience as much dollar-price movement as lower coupon securities. Similarly, shorter maturity securities do not see as much price movement due to interest rate declines as longer maturity securities.

The U.S. economy finally slowed down early in the year, but the magnitude was much greater than expected. In response, an aggressive Federal Reserve Board cut interest rates eight times during the Fund's fiscal year, lowering short-term rates by 3.5 percentage points. In addition, equity investors fled the sharply declining stock market in favor of higher-quality, short-term fixed-income assets. This activity, along with the Federal Reserve Board's easing policy, kept the yield curve fairly steep throughout the period.

For California, the key event during the year was the energy crisis. The problem caused yields on California municipal bonds to move higher and prices lower than comparable bonds in other states. With the state's surplus being used to help solve the energy problems, Standard & Poor's and Moody's lowered the state's credit rating from AA to A+ and from AA2 to AA3, respectively. As the energy crisis unfolded, we believed it was prudent to maintain an average maturity that was slightly shorter than that of the benchmark.

Throughout the year, we awaited an increase in the California new-issuance calendar, but it never materialized. As such, the Fund's average maturity moved modestly lower, ending the fiscal year at 4.31 years. We expect an improvement in new issuances before the end of 2001, which should help the Fund's average maturity return back to the five- to six-year range.

Kent P. Newmark and Robert K. Payne are the portfolio managers for the Loomis Sayles California Tax-Free Income Fund.



                                    [GRAPHIC]
Loomis Sayles Investment Trust

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

---------------------------------------------------------------------------------------------------
                                                                                         SINCE
                                                               1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND                   6.51%  3.87%   5.29%      5.26%
Lipper California Intermediate Municipal Debt Funds Index/(b)/  8.17%  4.50%   5.71%      5.58%
Lehman Brothers 5 Year Municipal Bond Index/(c)/                9.65%  5.29%   5.86%      5.72%

                                      CUMULATIVE PERFORMANCE--6/1/95 TO 9/30/01
                                    [CHART]

              Lipper California
              Intermediate         Loomis Sayles          Lehman Brothers
              Municipal Debt       California Tax-Free    5 Year Municipal
              Fund Index           Income Fund            Bond Index
6/1/1995      10,000                10,000                  10,000
6/30/1995      9,921                 9,930                  10,017
07/31/95      10,027                10,048                  10,139
08/31/95      10,136                10,136                  10,232
09/30/95      10,195                10,189                  10,257
10/31/95      10,313                10,313                  10,320
11/30/95      10,432                10,438                  10,413
12/31/95      10,493                10,493                  10,467
01/31/96      10,595                10,595                  10,572
02/29/96      10,557                10,575                  10,542
03/31/96      10,429                10,466                  10,468
04/30/96      10,422                10,435                  10,466
05/31/96      10,418                10,419                  10,462
06/30/96      10,488                10,516                  10,524
07/31/96      10,594                10,598                  10,601
08/31/96      10,593                10,597                  10,611
09/30/96      10,686                10,687                  10,698
10/31/96      10,795                10,791                  10,790
11/30/96      10,964                10,969                  10,930
12/31/96      10,924                10,929                  10,909
01/31/97      10,944                10,948                  10,947
02/28/97      11,020                11,020                  11,027
03/31/97      10,917                10,920                  10,906
04/30/97      10,971                10,994                  10,954
05/31/97      11,123                11,122                  11,088
06/30/97      11,221                11,220                  11,173
07/31/97      11,478                11,468                  11,370
08/31/97      11,389                11,402                  11,311
09/30/97      11,508                11,501                  11,412
10/31/97      11,539                11,546                  11,471
11/30/97      11,585                11,613                  11,507
12/31/97      11,735                11,722                  11,605
01/31/98      11,841                11,834                  11,711
02/28/98      11,852                11,857                  11,729
03/31/98      11,837                11,857                  11,740
04/30/98      11,765                11,823                  11,690
05/31/98      11,932                11,960                  11,831
06/30/98      11,966                11,994                  11,871
07/31/98      12,003                12,041                  11,913
08/31/98      12,180                12,191                  12,059
09/30/98      12,359                12,342                  12,183
10/31/98      12,344                12,354                  12,219
11/30/98      12,378                12,377                  12,241
12/31/98      12,388                12,401                  12,283
01/31/99      12,531                12,519                  12,413
02/28/99      12,475                12,507                  12,400
03/31/99      12,496                12,531                  12,411
4/30/1999     12,508                12,555                  12,448
5/31/1999     12,430                12,507                  12,397
6/30/1999     12,270                12,375                  12,257
7/31/1999     12,332                12,435                  12,333
8/31/1999     12,290                12,368                  12,327
9/30/1999     12,327                12,411                  12,372
10/31/1999    12,227                12,332                  12,341
11/30/1999    12,340                12,424                  12,414
12/31/1999    12,254                12,351                  12,373
1/31/2000     12,258                12,370                  12,368
2/29/2000     12,366                12,450                  12,408
3/31/2000     12,552                12,606                  12,521
4/30/2000     12,472                12,562                  12,493
5/31/2000     12,478                12,556                  12,490
6/30/2000     12,745                12,764                  12,719
7/31/2000     12,884                12,884                  12,853
8/31/2000     13,084                12,966                  12,994
9/30/2000     13,038                12,985                  12,969
10/31/2000    13,120                12,979                  13,060
11/30/2000    13,192                13,049                  13,116
12/31/2000    13,416                13,184                  13,328
1/31/2001     13,572                13,345                  13,557
2/28/2001     13,594                13,404                  13,595
3/31/2001     13,652                13,488                  13,706
4/30/2001     13,457                13,364                  13,629
5/31/2001     13,630                13,515                  13,770
6/30/2001     13,714                13,587                  13,841
7/31/2001     13,873                13,725                  13,990
8/31/2001     14,139                13,890                  14,179
9/30/2001     14,103                13,830                  14,221

The Fund's value may be affected by factors pertaining to the California economy and other factors affecting the ability of issuers of California tax-exempt securities to meet their obligations. A portion of the Fund's income may be subject to state taxes and/or the Federal alternative minimum tax.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/ Inception date of the Loomis Sayles California Tax-Free Income Fund is
      June 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 1, 1995 ("Inception"). Since Lipper California Intermediate Municipal Debt Funds Index and Lehman Brothers 5 Year Municipal Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates
      (May 31, 1995 and February 28, 1997, respectively).

                                    [Graphic]
                         Loomis Sayles Investment Trust


                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

----------------------------------------------------------------------------------------------
                                                                                   SINCE
                                                               1 YEAR 3 YEARS REGISTRATION(a)
----------------------------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND                   6.51%  3.87%       5.16%
Lipper California Intermediate Municipal Debt Funds Index/(b)/  8.17%  4.50%       5.53%
Lehman Brothers 5 Year Municipal Bond Index/(c)/                9.65%  5.29%       5.71%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 9/30/01
                                    [CHART]


             Lipper California        Loomis Sayles          Lehman Brothers
             Intermediate             California             5 Year
             Municipal Debt           Tax-Free               Municipal
             Fund Index               Income Fund            Bond Index
3/7/1997     10,000                   10,000                 10,000
3/31/1997    9,909                    9,939                  9,891
4/30/1997    9,958                    10,006                 9,933
5/31/1997    10,096                   10,122                 10,056
6/30/1997    10,185                   10,212                 10,133
7/31/1997    10,419                   10,437                 10,311
8/31/1997    10,337                   10,377                 10,258
9/30/1997    10,445                   10,468                 10,349
10/31/1997   10,473                   10,509                 10,403
11/30/1997   10,516                   10,569                 10,435
12/31/1997   10,651                   10,668                 10,524
1/31/1998    10,748                   10,771                 10,621
2/28/1998    10,758                   10,791                 10,637
3/31/1998    10,744                   10,791                 10,646
4/30/1998    10,679                   10,760                 10,602
5/31/1998    10,831                   10,885                 10,729
6/30/1998    10,862                   10,917                 10,765
7/31/1998    10,895                   10,959                 10,803
8/31/1998    11,056                   11,096                 10,936
9/30/1998    11,218                   11,233                 11,048
10/31/1998   11,204                   11,244                 11,081
11/30/1998   11,235                   11,265                 11,101
12/31/1998   11,244                   11,287                 11,139
1/31/1999    11,374                   11,394                 11,256
2/28/1999    11,323                   11,383                 11,245
3/31/1999    11,342                   11,405                 11,255
4/30/1999    11,353                   11,427                 11,288
5/31/1999    11,283                   11,383                 11,243
6/30/1999    11,137                   11,263                 11,115
7/31/1999    11,193                   11,318                 11,184
8/31/1999    11,155                   11,257                 11,179
9/30/1999    11,189                   11,296                 11,220
10/31/1999   11,098                   11,224                 11,192
11/30/1999   11,201                   11,307                 11,258
12/31/1999   11,123                   11,241                 11,221
1/31/2000    11,126                   11,258                 11,216
2/29/2000    11,224                   11,332                 11,253
3/31/2000    11,393                   11,473                 11,355
4/30/2000    11,321                   11,433                 11,329
5/31/2000    11,326                   11,428                 11,326
6/30/2000    11,568                   11,617                 11,534
7/31/2000    11,694                   11,726                 11,656
8/31/2000    11,876                   11,801                 11,783
9/30/2000    11,834                   11,818                 11,761
10/31/2000   11,909                   11,812                 11,843
11/30/2000   11,974                   11,877                 11,894
12/31/2000   12,177                   11,999                 12,086
1/31/2001    12,319                   12,146                 12,295
2/28/2001    12,339                   12,199                 12,328
3/31/2001    12,392                   12,276                 12,429
4/30/2001    12,215                   12,163                 12,360
5/31/2001    12,372                   12,300                 12,488
6/30/2001    12,448                   12,366                 12,552
7/31/2001    12,592                   12,492                 12,687
8/31/2001    12,834                   12,642                 12,858
9/30/2001    12,801                   12,588                 12,897

/(b)/The Lipper California Intermediate Municipal Debt Funds Index is an equally weighted unmanaged index of typically the 10 largest funds within the California intermediate municipal debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source:
   Lipper Inc.
/(c)/The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index computed from prices on approximately 6,100 bonds, with a maturity range of 4-6 years, consisting of roughly 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
   Source: Lehman Brothers.

                     [This page intentionally left blank]

FUND AND MANAGER REVIEW



Loomis Sayles Core Fixed Income Fund
---------------------------------------------------------

The Loomis Sayles Core Fixed Income Fund attempts to achieve a high total return through a combination of current income and capital appreciation. For the one-year period ended September 30, 2001, the Fund had a total return of 11.88%, compared to the 13.05% total return for the Fund's benchmark, the Merrill Lynch Domestic Master Index. The total return for the Lipper Corporate Debt Funds A-Rated Average was 11.56% for the same period.

Our investment strategy remained consistent throughout the year, as we attempted to capitalize on our credit research to uncover top-performing corporate bonds, emphasize superior yield, and maintain a controlled duration band around the benchmark index. Early in the period we decided to increase the Fund's commitment to the corporate sector, which we believed was on the verge of a major rebound after a poor 2000. We also felt that mortgage-backed securities potentially were vulnerable to a large refinancing wave, so we reduced the Fund's exposure somewhat.

For most of the year, investment-grade corporate bonds performed well, with higher-quality issues performing better than lower-quality bonds. Given this pattern, it's no surprise that high-yield bonds had a difficult year. The slowing economy and a growing number of credit defaults kept investors away from the higher-risk sectors.

Corporate bonds suffered a setback in the final quarter of the fiscal year, with most of the poor performance coming after the September 11 terrorist attacks. A new level of economic uncertainty emerged, causing yield spreads to widen and investors to flock to the higher-quality sectors of the bond market. Treasuries were the primary beneficiaries of this action, but mortgage-backed securities also performed well.

Strategically, we continue to emphasize the corporate sector. The September 11 terrorist attacks delayed the payoff that we expect from this strategy, but we believe that the economy will rebound and our patience will be rewarded.

Michael Millhouse and Craig Smith are the portfolio managers for the Loomis Sayles Core Fixed Income Fund.



                                    [GRAPHIC]
Loomis Sayles Investment Trust

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

-----------------------------------------------------------------------------------
                                                                         SINCE
                                               1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------
LOOMIS SAYLES CORE FIXED INCOME FUND           11.88%  5.28%   7.22%      7.03%
Lipper Corporate Debt Funds A-Rated Index/(b)/ 11.91%  5.21%   7.17%      7.16%
Merrill Lynch Domestic Master Index/(c)/       13.05%  6.39%   8.09%      8.02%

                                     CUMULATIVE PERFORMANCE--4/24/96 TO 9/30/01
                                    [CHART]
             Lipper Corp.      Loomis Sayles      Merrill Lynch
             Debt Funds        Core Fixed         Domestic Master
             A Rated Index     Income Fund        Index

4/24/1996    10,000            10,000             10,000
05/31/96      9,978             9,930              9,981
06/30/96     10,103            10,060             10,107
07/31/96     10,124            10,060             10,136
08/31/96     10,096            10,030             10,121
09/30/96     10,288            10,210             10,294
10/31/96     10,539            10,460             10,521
11/30/96     10,755            10,680             10,704
12/31/96     10,634            10,531             10,608
01/31/97     10,650            10,542             10,637
02/28/97     10,687            10,573             10,656
03/31/97     10,540            10,438             10,549
04/30/97     10,689            10,583             10,710
05/31/97     10,788            10,666             10,805
06/30/97     10,934            10,801             10,934
07/31/97     11,286            11,118             11,230
08/31/97     11,143            10,983             11,134
09/30/97     11,333            11,160             11,300
10/31/97     11,479            11,326             11,466
11/30/97     11,533            11,367             11,514
12/31/97     11,656            11,502             11,632
01/31/98     11,795            11,653             11,786
02/28/98     11,774            11,620             11,776
03/31/98     11,819            11,642             11,820
04/30/98     11,873            11,696             11,878
05/31/98     12,001            11,815             11,996
06/30/98     12,108            11,933             12,100
07/31/98     12,110            11,934             12,126
08/31/98     12,218            11,999             12,322
09/30/98     12,491            12,398             12,611
10/31/98     12,333            12,279             12,556
11/30/98     12,467            12,376             12,616
12/31/98     12,508            12,460             12,663
01/31/99     12,614            12,576             12,753
02/28/99     12,334            12,251             12,508
03/31/99     12,415            12,356             12,589
4/30/1999    12,456            12,402             12,635
5/31/1999    12,314            12,228             12,513
6/30/1999    12,254            12,194             12,473
7/31/1999    12,199            12,101             12,424
8/31/1999    12,166            12,101             12,417
9/30/1999    12,282            12,228             12,561
10/31/1999   12,300            12,252             12,599
11/30/1999   12,309            12,263             12,599
12/31/1999   12,253            12,193             12,542
1/31/2000    12,226            12,168             12,509
2/29/2000    12,356            12,267             12,661
3/31/2000    12,523            12,365             12,834
4/30/2000    12,421            12,304             12,791
5/31/2000    12,373            12,242             12,783
6/30/2000    12,649            12,538             13,043
7/31/2000    12,756            12,661             13,160
8/31/2000    12,926            12,857             13,348
9/30/2000    12,997            12,931             13,433
10/31/2000   13,052            12,956             13,523
11/30/2000   13,245            13,091             13,753
12/31/2000   13,516            13,356             14,013
1/31/2001    13,768            13,718             14,220
2/28/2001    13,892            13,865             14,351
3/31/2001    13,941            13,945             14,431
4/30/2001    13,862            13,878             14,354
5/31/2001    13,954            13,999             14,440
6/30/2001    14,010            13,999             14,490
7/31/2001    14,328            14,321             14,824
8/31/2001    14,490            14,428             14,978
9/30/2001    14,546            14,468             15,186

                                (less than)/TC
High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/ Inception date of the Loomis Sayles Core Fixed Income Fund is April 24,
      1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance and information is also provided for the period beginning on April 24, 1996 ("Inception"). Since Lipper Corporate Debt Funds A-Rated Index and Merrill Lynch Domestic Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (April 30, 1996 and February 28, 1997, respectively).

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

------------------------------------------------------------------------------
                                                                   SINCE
                                               1 YEAR 3 YEARS REGISTRATION(a)
------------------------------------------------------------------------------
Loomis Sayles Core Fixed Income Fund           11.88%  5.28%       7.17%
Lipper Corporate Debt Funds A-Rated Index/(b)/ 11.91%  5.21%       6.96%
Merrill Lynch Domestic Master Index/(c)/       13.05%  6.39%       8.03%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 9/30/01

                                    [CHART]
             Lipper Corp.      Loomis Sayles    Merrill Lynch
             Debt Funds        Core Fixed       Domestic Master
             A Rated Index     Income Fund      Index

3/7/1997     10,000            10,000           10,000
03/31/97      9,862             9,901            9,899
04/30/97     10,001            10,039           10,050
05/31/97     10,094            10,118           10,139
06/30/97     10,231            10,246           10,260
07/31/97     10,560            10,546           10,538
08/31/97     10,426            10,418           10,448
09/30/97     10,604            10,586           10,603
10/31/97     10,741            10,743           10,760
11/30/97     10,792            10,783           10,804
12/31/97     10,906            10,910           10,915
01/31/98     11,036            11,054           11,060
02/28/98     11,017            11,023           11,051
03/31/98     11,058            11,043           11,092
04/30/98     11,109            11,095           11,146
05/31/98     11,229            11,207           11,257
06/30/98     11,329            11,320           11,355
07/31/98     11,331            11,320           11,379
08/31/98     11,432            11,382           11,562
09/30/98     11,688            11,760           11,834
10/31/98     11,540            11,648           11,783
11/30/98     11,665            11,740           11,839
12/31/98     11,703            11,819           11,883
01/31/99     11,802            11,929           11,967
02/28/99     11,541            11,622           11,738
03/31/99     11,616            11,720           11,814
4/30/1999    11,654            11,764           11,856
5/31/1999    11,522            11,600           11,743
6/30/1999    11,466            11,567           11,705
7/31/1999    11,414            11,479           11,658
8/31/1999    11,383            11,479           11,652
9/30/1999    11,492            11,600           11,788
10/31/1999   11,509            11,622           11,823
11/30/1999   11,517            11,633           11,823
12/31/1999   11,465            11,566           11,770
1/31/2000    11,440            11,543           11,739
2/29/2000    11,561            11,636           11,881
3/31/2000    11,718            11,729           12,044
4/30/2000    11,622            11,671           12,003
5/31/2000    11,577            11,613           11,996
6/30/2000    11,835            11,893           12,239
7/31/2000    11,936            12,009           12,349
8/31/2000    12,094            12,196           12,526
9/30/2000    12,161            12,266           12,606
10/31/2000   12,212            12,289           12,690
11/30/2000   12,393            12,418           12,906
12/31/2000   12,647            12,669           13,150
1/31/2001    12,882            13,012           13,344
2/28/2001    12,998            13,152           13,467
3/31/2001    13,044            13,228           13,542
4/30/2001    12,971            13,165           13,470
5/31/2001    13,056            13,279           13,550
6/30/2001    13,109            13,279           13,597
7/31/2001    13,406            13,584           13,911
8/31/2001    13,558            13,686           14,056
9/30/2001    13,610            13,724           14,251


/(b)/ The Lipper Corporate Debt Funds A-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds A-rated investment objective.Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
/(c)/ The Merrill Lynch Domestic Master Index ("Index") is an unmanaged index comprised of U.S. investment grade fixed income securities. The Index includes U.S. Treasury Notes and Bonds, U.S. Agency securities, mortgage pass-through securities, and corporate securities. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
      Source: Merrill Lynch.



                                    [Graphic]
                         Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW


Loomis Sayles Core Plus Fixed Income Fund
---------------------------------------------------------

The Loomis Sayles Core Plus Fixed Income Fund attempts to achieve a high total return through a combination of current income and capital appreciation. For the period from June 18, 2001, the Fund's inception date, through September 30, 2001, the Fund had a total return of 3.00%. The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, posted a total return of 4.61%. The total return for the Lipper Intermediate Investment Grade Debt Funds Average was 4.15% for the same period.

An important development for the bond market during the period was the continued decline in interest rates, which led to excellent absolute returns for most bond sectors. The exception was the high yield sector, which continued to struggle with negative earnings news and rising default rates.

Following the tragic events of September 11, the financial markets experienced a flight to quality, and investment-grade corporate bonds retreated. After evaluating the Fund's exposure to certain economic sectors that may be affected severely from the prolonged economic downturn, we reduced the Fund's exposure to highly cyclical sectors such as mining/metals, paper and media. For similar reasons, the Fund's exposure to emerging markets was also reduced.

We continue to find the greatest opportunities in corporate bonds, as this sector is attractively valued and offers generous yields compared to Treasuries. We have focused our new purchases on sectors with strong, predictable cash flows and stable fundamentals, including consumer products, utilities, insurance and energy. The mortgage securities sector also looks attractive on an historical basis, and we anticipate adding positions in this sector in the coming months. In times of crisis, the low-coupon mortgage securities sector provides high credit quality, liquidity and attractive spreads.

As interest rates continue to fall to historic lows, we have shortened the Fund's duration to slightly longer than that of the index. With the potential for an economic turnaround next year due to the significant monetary and fiscal stimuli in the financial system, our goal is to lower duration to a market level over the next quarter, in order to reduce exposure to potentially rising interest rates.

Curt A. Mitchell, Peter W. Palfrey and Richard K. Rezek are the portfolio managers for the Loomis Sayles Core Plus Fixed Income Fund.

                         AVERAGE ANNUAL RETURNS-PERIOD ENDED SEPTEMBER 30, 2001

    ------------------------------------------------------------------------
                                                                  SINCE
                                                               INCEPTION(a)
    ------------------------------------------------------------------------
    Loomis Sayles Core Plus Fixed Income Fund                     3.00%
    Lipper Intermediate Investment Grade Debt Funds Index/(b)/    4.35%
    Lehman Brothers Aggregate Bond Index/(c)/                     4.61%

                                     CUMULATIVE PERFORMANCE--6/18/01 TO 9/30/01
                                    [CHART]
             Lipper Intermediate     Loomis Sayles        Lehman Brothers
             Investment Grade        Core Plus Fixed      Aggregate Bond
             Debt Funds Index        Income Fund          Index

6/18/2001    10,000                  10,000               10,000
7/31/2001    10,243                  10,200               10,224
8/31/2001    10,355                  10,320               10,341
9/30/2001    10,435                  10,300               10,461

High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/ Inception date of the Loomis Sayles Core Plus Fixed Income Fund is June 18, 2001. Since Lipper Intermediate Investment Grade Debt Funds Index and Lehman Brothers Aggregate Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (June 30, 2001).

/(b)/ The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index.
       Source: Lipper Inc.

/(c)/ The Lehman Brothers Aggregate Bond Index ("Index") is an unmanaged index composed of securities from Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.



                                    [GRAPHIC]
Loomis Sayles Investment Trust

                     [This page intentionally left blank]

FUND AND MANAGER REVIEW

Loomis Sayles Fixed Income Fund
---------------------------------------------------------

The Loomis Sayles Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the one-year period ended September 30, 2001, the Fund had a total return of 1.64%, compared to the 13.17% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The total return for the Lipper Corporate Debt Funds BBB-Rated Average was 10.01% for the same period.

A sluggish economy and an aggressive Federal Reserve Board characterized the fiscal year, and higher-quality bonds--particularly those within the intermediate maturity range--responded enthusiastically. In the corporate bond sector, optimism surrounding the Federal Reserve Board's easing efforts and their impact on the economy kept investment-grade bonds relatively strong until the final weeks of the fiscal year. But the events of September 11 injected a new level of uncertainty into the market and caused a flight to quality among fixed income investors. The high-yield market started the year strong, but concerns over rising credit downgrades, particularly in the telecommunications sector, took hold mid-year. Then, the fallout from the terrorist strikes made the situation even worse.

The Fund's exposure to high-yield securities, specifically holdings in the telecommunications and Internet areas, led to poor absolute and relative performance for the year. In addition, Australia, Canada and New Zealand currency exposure was a negative influence on Fund performance. Early in the period, we increased the Fund's exposure to securities denominated in these currencies, which were attractively priced and expected to perform well as the U.S. economy slowed and investors reallocated their resources. But, the U.S. dollar remained strong for much of the year, serving as the safe haven for worldwide investors and leading to relative underperformance for other currencies.

In the aftermath of the September 11 terrorist attacks, investors flocked to short-maturity Treasury issues, seeking relative safety. Nevertheless, we believe investors gradually will return to longer-maturity issues in order to capture the advantage of higher yields. We also believe that investors will be willing to take additional risks by purchasing more corporate bond issues. Accordingly, we have been buying attractively priced discount corporate bond issues with long-term maturities and call protection.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Fixed Income Fund.



                                    [Graphic]
Loomis Sayles Investment Trust

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

--------------------------------------------------------------------------------------
                                                                            SINCE
                                                  1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND                    1.64%  4.45%   6.28%     9.16%
Lipper Corporate Debt Funds BBB-Rated Index/(b)/   9.44%  4.64%   6.61%     7.68%
Lehman Brothers Government/Credit Bond Index/(c)/ 13.17%  5.92%   8.00%     8.45%

                                     CUMULATIVE PERFORMANCE--1/17/95 TO 9/30/01
                                    [CHART]

            Lipper Corporate           Loomis Sayles          Lehman Brothers
               Debt Funds              Fixed Income          Government/Credit
             BBB Rated Index               Fund                  Bond Index

1/17/1995        10,000                    10,000                  10,000
02/28/95         10,228                    10,320                  10,232
03/31/95         10,309                    10,500                  10,300
04/30/95         10,494                    10,810                  10,444
05/31/95         10,947                    11,380                  10,882
06/30/95         11,030                    11,550                  10,969
07/31/95         11,004                    11,540                  10,927
08/31/95         11,165                    11,770                  11,066
09/30/95         11,296                    12,100                  11,179
10/31/95         11,447                    12,140                  11,343
11/30/95         11,635                    12,440                  11,530
12/31/95         11,827                    12,742                  11,700
01/31/96         11,922                    12,995                  11,772
02/29/96         11,671                    12,626                  11,523
03/31/96         11,585                    12,563                  11,426
04/30/96         11,511                    12,447                  11,347
05/31/96         11,503                    12,563                  11,328
06/30/96         11,635                    12,721                  11,480
07/31/96         11,664                    12,700                  11,506
08/31/96         11,658                    12,869                  11,478
09/30/96         11,892                    13,269                  11,682
10/31/96         12,177                    13,693                  11,955
11/30/96         12,449                    14,211                  12,175
12/31/96         12,328                    13,986                  12,039
01/31/97         12,367                    14,032                  12,054
02/28/97         12,438                    14,229                  12,079
03/31/97         12,246                    14,067                  11,935
04/30/97         12,427                    14,218                  12,110
05/31/97         12,569                    14,565                  12,223
06/30/97         12,756                    14,878                  12,370
07/31/97         13,198                    15,556                  12,748
08/31/97         13,023                    15,250                  12,605
09/30/97         13,252                    15,698                  12,803
10/31/97         13,386                    15,733                  13,008
11/30/97         13,452                    15,851                  13,077
12/31/97         13,596                    15,860                  13,214
01/31/98         13,770                    16,049                  13,400
02/28/98         13,765                    16,187                  13,373
03/31/98         13,834                    16,427                  13,414
04/30/98         13,894                    16,490                  13,482
05/31/98         14,013                    16,502                  13,627
06/30/98         14,115                    16,515                  13,765
07/31/98         14,104                    16,372                  13,776
08/31/98         14,002                    15,258                  14,045
09/30/98         14,291                    15,789                  14,447
10/31/98         14,114                    15,625                  14,345
11/30/98         14,375                    16,460                  14,430
12/31/98         14,411                    16,447                  14,466
01/31/99         14,536                    16,723                  14,569
02/28/99         14,222                    16,391                  14,222
03/31/99         14,380                    16,930                  14,293
4/30/1999        14,483                    17,455                  14,328
5/31/1999        14,288                    17,068                  14,180
6/30/1999        14,213                    16,972                  14,136
7/31/1999        14,141                    16,723                  14,097
8/31/1999        14,089                    16,585                  14,086
9/30/1999        14,210                    16,709                  14,213
10/31/1999       14,238                    16,751                  14,250
11/30/1999       14,272                    16,861                  14,242
12/31/1999       14,249                    17,064                  14,155
1/31/2000        14,208                    17,004                  14,151
2/29/2000        14,382                    17,523                  14,329
3/31/2000        14,515                    17,715                  14,536
4/30/2000        14,339                    17,241                  14,465
5/31/2000        14,230                    16,975                  14,452
6/30/2000        14,590                    17,508                  14,747
7/31/2000        14,652                    17,597                  14,903
8/31/2000        14,920                    17,952                  15,113
9/30/2000        14,962                    17,700                  15,170
10/31/2000       14,914                    17,256                  15,265
11/30/2000       15,052                    17,167                  15,526
12/31/2000       15,367                    17,719                  15,833
1/31/2001        15,739                    18,359                  16,098
2/28/2001        15,894                    18,391                  16,264
3/31/2001        15,884                    17,959                  16,339
4/30/2001        15,797                    17,751                  16,217
5/31/2001        15,940                    18,071                  16,310
6/30/2001        15,958                    17,991                  16,388
7/31/2001        16,320                    18,343                  16,796
8/31/2001        16,516                    18,680                  17,012
9/30/2001        16,375                    17,991                  17,169


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/ Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995.
      Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on January 17, 1995 ("Inception"). Since Lipper Corporate Debt Funds BBB-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (January 31, 1995 and February 28, 1997, respectively.)

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

---------------------------------------------------------------------------------
                                                                      SINCE
                                                  1 YEAR 3 YEARS REGISTRATION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND                    1.64%  4.45%       5.32%
Lipper Corporate Debt Funds BBB-Rated Index/(b)/   9.44%  4.64%       6.18%
Lehman Brothers Government/Credit Bond Index/(c)/ 13.17%  5.92%       7.97%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 9/30/01

                                    [CHART]

              Lipper Corporate      Loomis Sayles      Lehman Brothers
              Debt Funds BBB-       Fixed Income       Government/Credit
              Rated Index           Fund               Bond Index

3/7/1997        $10,000               $10,000             $10,000
3/31/1997         9,846                 9,910               9,881
4/30/1997         9,991                10,016              10,026
5/31/1997        10,105                10,261              10,119
6/30/1997        10,256                10,481              10,241
7/31/1997        10,611                10,959              10,554
8/31/1997        10,470                10,743              10,436
9/30/1997        10,654                11,059              10,600
10/31/1997       10,763                11,084              10,769
11/30/1997       10,815                11,167              10,826
12/31/1997       10,931                11,173              11,940
1/31/1998        11,071                11,306              11,094
2/28/1998        11,067                11,404              11,071
3/31/1998        11,123                11,572              11,105
4/30/1998        11,170                11,617              11,161
5/31/1998        11,266                11,625              11,281
6/30/1998        11,349                11,634              11,396
7/31/1998        11,340                11,534              11,405
8/31/1998        11,257                10,749              11,628
9/30/1998        11,490                11,123              11,960
10/31/1998       11,348                11,007              11,876
11/30/1998       11,558                11,596              11,947
12/31/1998       11,586                11,586              11,976
1/31/1999        11,687                11,781              12,061
2/28/1999        11,434                11,547              11,774
3/31/1999        11,562                11,927              11,833
4/30/1999        11,645                12,297              11,862
5/31/1999        11,488                12,025              11,740
6/30/1999        11,427                11,956              11,703
7/31/1999        11,370                11,781              11,671
8/31/1999        11,327                11,684              11,661
9/30/1999        11,425                11,771              11,767
10/31/1999       11,447                11,801              11,797
11/30/1999       11,475                11,878              11,791
12/31/1999       11,456                12,021              11,719
1/31/2000        11,423                11,979              11,716
2/29/2000        11,563                12,345              11,862
3/31/2000        11,670                12,480              12,034
4/30/2000        11,528                12,146              11,975
5/31/2000        11,441                11,958              11,964
6/30/2000        11,730                12,334              12,209
7/31/2000        11,780                12,397              12,338
8/31/2000        11,995                12,647              12,512
9/30/2000        12,029                12,470              12,559
10/31/2000       11,991                12,157              12,638
11/30/2000       12,102                12,094              12,854
12/31/2000       12,355                12,483              13,108
1/31/2001        12,654                12,934              13,328
2/28/2001        12,779                12,957              13,465
3/31/2001        12,771                12,652              13,527
4/30/2001        12,701                12,505              13,425
5/31/2001        12,815                12,731              13,503
6/30/2001        12,830                12,674              13,567
7/31/2001        13,121                12,923              13,906
8/31/2001        13,279                13,160              14,084
9/30/2001        13,165                12,674              14,214


/(b)/The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-Rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.

/(c)/Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Lehman Brothers.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                     [This page intentionally left blank]

FUND AND MANAGER REVIEW

Loomis Sayles High Yield Fixed Income Fund
---------------------------------------------------------

The Loomis Sayles High Yield Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the one-year period ended September 30, 2001, the Fund posted a total return of -12.64%, compared to the total return of -3.33% for the Fund's benchmark, the Merrill Lynch High Yield Master Index. The total return for the Lipper High Current Yield Funds Average was -9.22% for the same period.

Despite a run of strong performance in the first quarter of calendar 2001, when the Federal Reserve Board's aggressive easing policy injected some optimism into the market, high-yield bonds suffered a disappointing year. Even as the Federal Reserve Board continued to cut rates vigorously, the dramatically slowing economy coupled with bad earnings news and credit downgrades weighed heavy on the high-yield market. Then, following two-consecutive months of solid performance generated by renewed confidence in the economic outlook, the high-yield market suffered one of its worst months ever in September 2001. After the terrorist attacks of September 11, trading volumes plunged and spreads widened, as investors digested the impact of the new financial environment.

The Fund's relative underperformance for the year primarily was due to the portfolio's exposure to telecommunications and technology issues. Throughout the year bonds in these sectors plunged due to negative earnings reports and forecasts, credit downgrades and rising defaults.

Despite the recent disappointing performance among high-yield bonds, we remain optimistic toward the market and continue to seek mispriced bonds that our research indicates have the potential to return to fair value. Specifically, we are looking for discount corporate securities with long-term maturities and call protection. We believe current market conditions provide ample opportunity to exploit this strategy.
Daniel J. Fuss is the portfolio manager for the Loomis Sayles High Yield Fixed Income Fund.



                                    [Graphic]
Loomis Sayles Investment Trust

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001
---------------------------------------------------------

                                                                      SINCE
                                           1 YEAR  3 YEARS 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND -12.64%  3.97%   1.40%     2.02%
Lipper High Current Yield Funds Index/(b)/ -12.77% -2.83%   0.80%     1.64%
Merrill Lynch High Yield Master Index/(c)/  -3.33%  0.39%   3.63%     4.26%


                                      CUMULATIVE PERFORMANCE--6/5/96 TO 9/30/01
                                    [CHART]
                Lipper High         Loomis Sayles           Merrill Lynch
                Current Yield       High Yield Fixed        High Yield
                Funds Index         Income Fund             Master Index

6/5/1996        10,000              10,000                  10,000
6/30/96         10,006              10,030                  10,060
07/31/96        10,052               9,970                  10,128
08/31/96        10,214              10,110                  10,233
09/30/96        10,480              10,380                  10,453
10/31/96        10,530              10,440                  10,567
11/30/96        10,712              10,740                  10,781
12/31/96        10,844              10,764                  10,864
01/31/97        10,951              10,817                  10,947
02/28/97        11,135              10,732                  11,101
03/31/97        10,894              10,552                  10,997
04/30/97        10,987              10,689                  11,102
05/31/97        11,277              11,007                  11,326
06/30/97        11,471              11,219                  11,499
07/31/97        11,777              11,781                  11,774
08/31/97        11,803              11,770                  11,754
09/30/97        12,089              12,130                  11,949
10/31/97        12,042              11,770                  12,028
11/30/97        12,129              11,823                  12,142
12/31/97        12,272              11,715                  12,257
01/31/98        12,511              11,878                  12,439
02/28/98        12,629              12,112                  12,491
03/31/98        12,812              12,497                  12,598
04/30/98        12,852              12,462                  12,658
05/31/98        12,837              12,123                  12,746
06/30/98        12,860              11,843                  12,810
07/31/98        12,948              11,699                  12,883
08/31/98        11,961               9,922                  12,327
09/30/98        11,899               9,898                  12,351
10/31/98        11,619               9,887                  12,148
11/30/98        12,302              10,840                  12,702
12/31/98        12,263              10,676                  12,706
01/31/99        12,485              10,937                  12,832
02/28/99        12,435              10,868                  12,734
03/31/99        12,654              11,377                  12,843
4/30/1999       12,982              12,093                  13,044
5/31/1999       12,735              11,749                  12,954
6/30/1999       12,737              11,928                  12,929
7/31/1999       12,741              11,831                  12,949
8/31/1999       12,612              11,584                  12,822
9/30/1999       12,513              11,556                  12,768
10/31/1999      12,477              11,831                  12,693
11/30/1999      12,697              12,106                  12,838
12/31/1999      12,850              12,383                  12,906
1/31/2000       12,787              12,337                  12,842
2/29/2000       12,878              12,719                  12,853
3/31/2000       12,655              12,734                  12,673
4/30/2000       12,599              12,612                  12,677
5/31/2000       12,375              12,322                  12,538
6/30/2000       12,604              12,673                  12,752
7/31/2000       12,627              12,658                  12,844
8/31/2000       12,693              13,086                  13,001
9/30/2000       12,506              12,734                  12,925
10/31/2000      12,079              12,169                  12,546
11/30/2000      11,404              11,343                  12,153
12/31/2000      11,602              11,673                  12,416
1/31/2001       12,372              12,665                  13,157
2/28/2001       12,411              12,648                  13,365
3/31/2001       11,999              12,135                  13,188
4/30/2001       11,842              11,895                  13,044
5/31/2001       11,970              12,118                  13,295
6/30/2001       11,617              11,844                  13,021
7/31/2001       11,686              11,861                  13,223
8/31/2001       11,737              11,947                  13,351
9/30/2001       10,909              11,125                  12,495


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Loomis Sayles High Yield Fixed Income Fund is June 5,
     1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 5, 1996 ("Inception"). Since Lipper High Current Yield Funds Index and Merrill Lynch High Yield Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (May 31, 1996 and February 28, 1997, respectively).

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001
---------------------------------------------------------

---------------------------------------------------------------------------
                                                                SINCE
                                           1 YEAR  3 YEARS REGISTRATION(a)
---------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND -12.64%   3.97%       0.88%
Lipper High Current Yield Funds Index/(b)/ -12.77%  -2.83%      -0.45%
Merrill Lynch High Yield Master Index/(c)/  -3.33%   0.39%       2.61%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 9/30/01

                                     [CHART]

               Lipper High        Loomis Sayles          Merrill Lynch
               Current Yield      High Yield Fixed       High Yield
               Funds Index        Income Fund            Master Index

3/7/1997        $10,000              $10,000                $10,000
3/31/1997         9,783                9,871                  9,889
4/30/1997         9,867               10,000                 10,001
5/31/1997        10,128               10,297                 10,203
6/30/1997        10,301               10,495                 10,358
7/31/1997        10,576               11,021                 10,607
8/31/1997        10,600               11,011                 10,588
9/30/1997        10,857               11,348                 10,764
10/31/1997       10,814               11,011                 10,835
11/30/1997       10,893               11,060                 10,938
12/31/1997       11,021               10,959                 11,042
1/31/1998        11,235               11,112                 11,206
2/28/1998        11,341               11,330                 11,252
3/31/1998        11,506               11,691                 11,349
4/30/1998        11,542               11,658                 11,403
5/31/1998        11,529               11,341                 11,483
6/30/1998        11,549               11,079                 11,539
7/31/1998        11,628               10,944                 11,605
8/31/1998        10,742                9,282                 11,104
9/30/1998        10,677                9,260                 11,127
10/31/1998       10,435                9,249                 11,944
11/30/1998       11,048               10,141                 11,442
12/31/1998       11,013                9,987                 11,446
1/31/1999        11,213               10,231                 11,559
2/28/1999        11,168               10,167                 11,471
3/31/1999        11,364               10,643                 11,570
4/30/1999        11,658               11,312                 11,751
5/31/1999        11,437               10,991                 11,669
6/30/1999        11,439               11,158                 11,647
7/31/1999        11,442               11,068                 11,665
8/31/1999        11,326               10,836                 11,551
9/30/1999        11,238               10,811                 11,502
10/31/1999       11,205               11,068                 11,435
11/30/1999       11,403               11,325                 11,565
12/31/1999       11,540               11,584                 11,626
1/31/2000        11,483               11,541                 11,568
2/29/2000        11,565               11,899                 11,578
3/31/2000        11,365               11,913                 11,416
4/30/2000        11,315               11,798                 11,420
5/31/2000        11,114               11,527                 11,295
6/30/2000        11,319               11,856                 11,488
7/31/2000        11,340               11,841                 11,571
8/31/2000        11,399               12,242                 11,712
9/30/2000        11,231               11,913                 11,644
10/31/2000       10,847               11,384                 11,302
11/30/2000       10,242               10,611                 10,948
12/31/2000       10,419               10,920                 11,185
1/31/2001        11,111               11,848                 11,852
2/28/2001        11,146               11,832                 12,039
3/31/2001        10,776               11,352                 11,880
4/30/2001        10,635               11,128                 11,750
5/31/2001        10,750               11,336                 11,977
6/30/2001        10,433               11,080                 11,730
7/31/2001        10,494               11,096                 11,912
8/31/2001        10,541               11,176                 12,027
9/30/2001         9,797               10,407                 11,256


/(b)/The Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.

/(c)/The Merrill Lynch High Yield Master Index is an unmanaged index consisting of issues of publicly placed non-convertible coupon bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDI or less). The Index excludes floating rate debt equipment trust bond certificates and Title II securities. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Merrill Lynch.



                                    [Graphic]
Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

Loomis Sayles Intermediate Duration Fixed Income Fund
---------------------------------------------------------

The Loomis Sayles Intermediate Duration Fixed Income Fund attempts to achieve above-average total return through a combination of current income and capital appreciation. For the one-year period ended September 30, 2001, the Fund posted a total return of 13.04%, compared to the 12.90% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Intermediate Bond Index. The total return for the Lipper Intermediate Investment Grade Debt Funds Average was 11.72% for the same period.

Our strategy during the period was to attempt to add value by taking specific, targeted risks while emphasizing long-term growth and price appreciation. Through diligent credit analysis and fundamental research, we were able to uncover undervalued bonds in many sectors, including retail and energy. In addition, the Federal Reserve Board cut interest rates eight times during the fiscal year, triggering solid price gains among short- and intermediate-term bonds.

In general, higher-credit-quality bonds outperformed lower-quality bonds during the year. Concerned about the potential for recession, along with negative earnings news and credit downgrades, investors preferred the relative safety of higher-quality bonds. In particular, bonds in the technology and telecommunications sectors continued to struggle during the year, as the slowing economy and earnings disappointments plagued these securities. The Fund remained focused on high-quality corporate bonds during the year, and this strategy contributed to the Fund's strong relative performance.

Our approach continues to focus on identifying undervalued issues to create a flexible balance between high current income with the potential for capital appreciation. We are comfortable with the current overall structure of the portfolio and will continue to focus on undervalued, call-protected bonds that offer good yield advantages. We believe that the current environment of wide yield spreads and a steep yield curve should provide excellent opportunities for our research-intensive credit-selection process.
Anthony J. Wilkins is the portfolio manager for the Loomis Sayles Intermediate Duration Fixed Income Fund.

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

-------------------------------------------------------------------------------------------
                                                                                 SINCE
                                                               1 YEAR 3 YEARS INCEPTION(a)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND          13.04%  7.78%     6.86%
Lipper Intermediate Investment Grade Debt Funds Index/(b)/     12.43%  5.82%     6.51%
Lehman Brothers Government/Credit Intermediate Bond Index/(c)/ 12.90%  6.47%     7.15%

                                     CUMULATIVE PERFORMANCE--1/28/98 TO 9/30/01
                                    [CHART]
               Lipper              Loomis Sayles        Lehman Brothers
               Intermediate        Intermediate         Government/Credit
               Investment          Duration             Intermediate
               Grade Debt          Fixed Income         Bond
               Funds Index         Fund                 Index

1/28/1998      10,000              10,000               10,000
02/28/98        9,986              10,040                9,992
03/31/98       10,022              10,080               10,024
04/30/98       10,069              10,121               10,075
05/31/98       10,160              10,181               10,149
06/30/98       10,241              10,212               10,213
07/31/98       10,262              10,253               10,249
08/31/98       10,401              10,150               10,410
09/30/98       10,634              10,191               10,672
10/31/98       10,548              10,211               10,662
11/30/98       10,601              10,305               10,661
12/31/98       10,646              10,321               10,704
01/31/99       10,712              10,417               10,762
02/28/99       10,521              10,321               10,604
03/31/99       10,604              10,460               10,683
4/30/1999      10,639              10,578               10,716
5/31/1999      10,531              10,427               10,634
6/30/1999      10,495              10,460               10,641
7/31/1999      10,458              10,438               10,632
8/31/1999      10,447              10,415               10,640
9/30/1999      10,562              10,559               10,739
10/31/1999     10,578              10,592               10,767
11/30/1999     10,591              10,648               10,780
12/31/1999     10,542              10,659               10,745
1/31/2000      10,505              10,625               10,705
2/29/2000      10,619              10,727               10,794
3/31/2000      10,750              10,830               10,906
4/30/2000      10,683              10,772               10,882
5/31/2000      10,664              10,726               10,899
6/30/2000      10,889              10,958               11,091
7/31/2000      10,982              11,063               11,175
8/31/2000      11,135              11,168               11,307
9/30/2000      11,208              11,286               11,410
10/31/2000     11,248              11,274               11,462
11/30/2000     11,427              11,393               11,618
12/31/2000     11,658              11,602               11,832
1/31/2001      11,863              11,867               12,026
2/28/2001      11,977              11,977               12,140
3/31/2001      12,023              12,086               12,233
4/30/2001      11,959              12,098               12,200
5/31/2001      12,032              12,234               12,269
6/30/2001      12,076              12,270               12,315
7/31/2001      12,369              12,482               12,571
8/31/2001      12,506              12,632               12,696
9/30/2001      12,602              12,757               12,882

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Loomis Sayles Intermediate Duration Fixed Income Fund is January 28, 1998. Since Lipper Intermediate Investment Grade Debt Funds Index and Lehman Brothers Government/Credit Intermediate Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (January 31, 1998).

/(b)/The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source:
     Lipper Inc.

/(c)/The Lehman Brothers Government/Credit Intermediate Bond Index is an unmanaged index consisting of those bonds held within the Lehman Brothers Government/Credit Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Credit Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source:
     Lehman Brothers.



                                    [Graphic]
Loomis Sayles Investment Trust

                     [This page intentionally left blank]

FUND AND MANAGER REVIEW


Loomis Sayles Investment Grade Fixed Income Fund
---------------------------------------------------------

The Loomis Sayles Investment Grade Fixed Income Fund attempts to achieve above-average total investment return through a combination of current income and capital appreciation. For the one-year period ended September 30, 2001, the Fund posted a total return of 9.02%, compared to the 13.17% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The total return for the Lipper Corporate Debt Funds BBB-Rated Average was 10.01% for the same period.

As the year unfolded, the dramatically slowing economy, corporate profit warnings, volatile equity markets and the fallout from the September 11 terrorist attacks kept corporate bond spreads fairly wide (meaning that yields on corporate bonds were high and prices were low, relative to U.S. Treasury securities). Performance among corporate bonds improved slightly early in 2001, after the Federal Reserve Board began easing interest rates, but lingering concerns about the economy and corporate earnings gradually fueled a flight to quality.

With widening corporate yield spreads and a preference for high-quality securities, the Fund's heavy weighting in corporate bonds relative to U.S. Treasury and government securities contributed to the Fund's underperformance during the year. In addition, the Fund's exposure to convertible bonds also caused relative performance to lag. Convertible bonds tend to move in sync with their underlying stocks, and the stock market remained on an overall negative course during the year. On the bright side, the Fund's exposure to the euro finally paid off late in the year, as the currency appreciated significantly against the U.S. dollar, which had been surprisingly strong until the third calendar quarter of 2001.

In the current environment, we continue to rely on our research team to uncover mispriced bonds that have the potential to return to fair value. Specifically, we are seeking discount corporate bonds with long-term maturities and call protection. We believe the current market is providing ample opportunity to exploit our strategy.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Investment Grade Fixed Income Fund.



                                    [Graphic]
Loomis Sayles Investment Trust

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

  ----------------------------------------------------------------------------
                                                                    SINCE
                                          1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
  ----------------------------------------------------------------------------
  LOOMIS SAYLES INVESTMENT GRADE FIXED
  INCOME FUND                              9.02%  7.16%   7.58%     9.72%
  Lipper Corporate Debt Funds BBB-Rated
  Index/(b)/                               9.44%  4.64%   6.61%     7.37%
  Lehman Brothers Government/Credit Bond
  Index/(c)/                              13.17%  5.92%   8.00%     8.15%

                                      CUMULATIVE PERFORMANCE--7/1/94 TO 9/30/01
                                    [CHART]
               Lipper Corporate       Loomis Sayles          Lehman Brothers
               Debt Funds             Investment Grade       Government/Credit
               BBB Rated Index        Fixed Income Fund      Bond Index

7/1/1994       10,000                 10,000                 10,000
7/31/1994      10,171                 10,120                 10,200
08/31/94       10,211                 10,310                 10,204
09/30/94       10,070                 10,078                 10,050
10/31/94       10,038                  9,987                 10,038
11/30/94       10,011                  9,915                 10,020
12/31/94       10,061                  9,974                 10,086
01/31/95       10,224                 10,152                 10,280
02/28/95       10,457                 10,573                 10,519
03/31/95       10,539                 10,753                 10,589
04/30/95       10,729                 11,051                 10,737
05/31/95       11,192                 11,618                 11,187
06/30/95       11,276                 11,822                 11,276
07/31/95       11,250                 11,745                 11,233
08/31/95       11,415                 11,964                 11,376
09/30/95       11,549                 12,270                 11,492
10/31/95       11,703                 12,435                 11,661
11/30/95       11,895                 12,755                 11,853
12/31/95       12,091                 12,989                 12,027
01/31/96       12,189                 13,214                 12,102
02/29/96       11,932                 12,909                 11,845
03/31/96       11,844                 12,909                 11,746
04/30/96       11,769                 12,806                 11,665
05/31/96       11,761                 12,874                 11,646
06/30/96       11,895                 13,071                 11,801
07/31/96       11,925                 13,106                 11,829
08/31/96       11,919                 13,187                 11,800
09/30/96       12,158                 13,598                 12,009
10/31/96       12,449                 14,166                 12,290
11/30/96       12,727                 14,665                 12,516
12/31/96       12,604                 14,406                 12,376
01/31/97       12,644                 14,382                 12,391
02/28/97       12,716                 14,529                 12,417
03/31/97       12,520                 14,233                 12,270
04/30/97       12,705                 14,444                 12,449
05/31/97       12,850                 14,683                 12,565
06/30/97       13,042                 14,959                 12,716
07/31/97       13,493                 15,722                 13,105
08/31/97       13,314                 15,276                 12,958
09/30/97       13,548                 15,687                 13,162
10/31/97       13,686                 15,829                 13,373
11/30/97       13,753                 15,855                 13,443
12/31/97       13,900                 15,932                 13,584
01/31/98       14,077                 16,105                 13,776
02/28/98       14,072                 16,198                 13,748
03/31/98       14,144                 16,372                 13,790
04/30/98       14,204                 16,412                 13,859
05/31/98       14,326                 16,521                 14,008
06/30/98       14,431                 16,535                 14,151
07/31/98       14,420                 16,326                 14,162
08/31/98       14,315                 15,469                 14,439
09/30/98       14,610                 15,927                 14,852
10/31/98       14,430                 15,788                 14,747
11/30/98       14,697                 16,365                 14,835
12/31/98       14,733                 16,463                 14,871
01/31/99       14,861                 16,780                 14,977
02/28/99       14,540                 16,520                 14,621
03/31/99       14,702                 16,942                 14,693
4/30/1999      14,807                 17,352                 14,730
5/31/1999      14,607                 17,028                 14,578
6/30/1999      14,531                 16,859                 14,532
7/31/1999      14,457                 16,627                 14,492
8/31/1999      14,404                 16,558                 14,480
9/30/1999      14,528                 16,685                 14,611
10/31/1999     14,556                 16,634                 14,649
11/30/1999     14,591                 16,748                 14,641
12/31/1999     14,568                 16,872                 14,552
1/31/2000      14,525                 16,864                 14,548
2/29/2000      14,704                 17,355                 14,730
3/31/2000      14,839                 17,613                 14,943
4/30/2000      14,659                 17,179                 14,870
5/31/2000      14,548                 17,061                 14,856
6/30/2000      14,916                 17,550                 15,160
7/31/2000      14,980                 17,767                 15,320
8/31/2000      15,253                 18,114                 15,537
9/30/2000      15,297                 17,976                 15,595
10/31/2000     15,247                 17,657                 15,693
11/30/2000     15,388                 17,928                 15,961
12/31/2000     15,711                 18,396                 16,276
1/31/2001      16,091                 18,823                 16,549
2/28/2001      16,250                 19,018                 16,720
3/31/2001      16,239                 18,822                 16,797
4/30/2001      16,150                 18,764                 16,671
5/31/2001      16,296                 19,046                 16,767
6/30/2001      16,315                 19,121                 16,847
7/31/2001      16,685                 19,614                 17,267
8/31/2001      16,885                 20,128                 17,489
9/30/2001      16,741                 19,597                 17,650

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is
     July 1, 1994. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on July 1, 1994 ("Inception"). Since Lipper Corporate Debt Funds BBB-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (June 30, 1994 and February 28, 1997, respectively).

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

---------------------------------------------------------------------------------
                                                                      SINCE
                                                  1 YEAR 3 YEARS REGISTRATION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND   9.02%  7.16%       6.87%
Lipper Corporate Debt Funds BBB-Rated Index/(b)/   9.44%  4.64%       6.18%
Lehman Brothers Government/Credit Bond Index/(c)/ 13.17%  5.92%       7.97%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 9/30/01
                                    [CHART]

                     Lipper Corporate    Loomis Sayles        Lehman Brothers
                     Debt Funds BBB      Investment Grade     Government/Credit
                     Rated Index         Fixed Income Fund    Bond Index


3/7/1997            $10,000             $10,000              $10,000
3/31/1997             9,846               9,838                9,881
4/30/1997             9,991               9,984               10,026
5/31/1997            10,105              10,149               10,119
6/30/1997            10,256              10,340               10,241
7/31/1997            10,611              10,868               10,554
8/31/1997            10,470              10,559               10,436
9/30/1997            10,654              10,843               10,600
10/31/1997           10,763              10,941               10,769
11/30/1997           10,815              10,959               10,826
12/31/1998           10,931              11,013               10,940
1/31/1998            11,071              11,132               11,094
2/28/1998            11,067              11,197               11,071
3/31/1998            11,123              11,317               11,105
4/30/1998            11,170              11,344               11,161
5/31/1998            11,266              11,420               11,281
6/30/1998            11,349              11,429               11,396
7/31/1998            11,340              11,285               11,405
8/31/1998            11,257              10,693               11,628
9/30/1998            11,490              11,009               11,960
10/31/1998           11,348              10,913               11,876
11/30/1998           11,558              11,312               11,947
12/31/1999           11,586              11,380               11,976
1/31/1999            11,687              11,599               12,061
2/28/1999            11,434              11,419               11,774
3/31/1999            11,562              11,711               11,833
4/30/1999            11,645              11,994               11,862
5/31/1999            11,488              11,770               11,740
6/30/1999            11,427              11,653               11,703
7/31/1999            11,370              11,493               11,671
8/31/1999            11,327              11,445               11,661
9/30/1999            11,425              11,533               11,767
10/31/1999           11,447              11,498               11,797
11/30/1999           11,475              11,576               11,791
12/31/2000           11,456              11,662               11,719
1/31/2000            11,423              11,657               11,716
2/29/2000            11,563              11,996               11,862
3/31/2000            11,670              12,175               12,034
4/30/2000            11,528              11,875               11,975
5/31/2000            11,441              11,793               11,964
6/30/2000            11,730              12,131               12,209
7/31/2000            11,780              12,281               12,338
8/31/2000            11,995              12,521               12,512
9/30/2000            12,029              12,425               12,559
10/31/2000           11,991              12,205               12,638
11/30/2000           12,102              12,392               12,854
12/31/2001           12,355              12,716               13,108
1/31/2001            12,654              13,011               13,328
2/28/2001            12,779              13,146               13,465
3/31/2001            12,771              13,010               13,527
4/30/2001            12,701              12,970               13,425
5/31/2001            12,815              13,165               13,503
6/30/2001            12,830              13,217               13,567
7/31/2001            13,121              13,558               13,906
8/31/2001            13,279              13,913               14,084
9/30/2001            13,165              13,546               14,214

/(b)/The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
/(c)/Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source:
   Lehman Brothers.



                                    [Graphic]
Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

Loomis Sayles Mid Cap Growth Fund
---------------------------------------------------------

The Loomis Sayles Mid Cap Growth Fund attempts to achieve long-term capital growth from investments in common stocks or their equivalent. For the period from February 28, 2001, the Fund's inception date, through September 30, 2001, the Fund had a total return of - 40.10%. The Fund's benchmark, the Russell Midcap Growth Index posted a total return of -28.12%. The total return for the Lipper Mid-Cap Growth Funds Average was -25.31% for the same period.

Throughout the year we sought to remain true to the Fund's style to invest generally in emerging growth stocks. Because we believe in style loyalty, we do not attempt to time the market by shifting to cash or more defensive holdings when the market climate sours. This policy constrained performance relative to some of the Fund's peers. More importantly, though, was the impact of poor stock selection and the Fund's overweight position in technology. In retrospect, we clearly underestimated the velocity and depth of the economic downturn and maintained an overly aggressive investment posture. As such, the Fund had a higher degree of volatility than its benchmark, which hurt performance during this bear market.

Stable growth stocks in more defensive industries, such as health care, generated the best relative performance for the Fund during the year. In particular, the Fund enjoyed positive results from specialty pharmaceuticals, health care services and biotechnology stocks during the year. Technology was the weakest sector, hurt by the combination of high price/earnings multiples and decelerating earnings.

Our objective is to differentiate between fundamentally sound companies whose growth has slowed due to macroeconomic conditions and those that have under-performed for company-specific reasons. The silver lining in this current downturn is that some terrific growth companies have been marked down to the point where valuations are quite compelling. We have taken advantage of this scenario to strike a more equitable balance between those companies that we believe have highly visible growth prospects, such as health care companies, and those whose growth is more leveraged to a turn in the economic cycle, including technology names.

Christopher R. Ely, Philip C. Fine and David L Smith are the portfolio managers for the Loomis Sayles Mid Cap Growth Fund.

                         AVERAGE ANNUAL RETURNS-PERIOD ENDED SEPTEMBER 30, 2001

----------------------------------------------------
                                          SINCE
                                       INCEPTION(a)
----------------------------------------------------
LOOMIS SAYLES MID CAP GROWTH FUND        -40.10%
Lipper Mid-Cap Growth Funds Index/(b)/   -23.14%
Russell Midcap Growth Index/(c)/         -28.12%

                                     CUMULATIVE PERFORMANCE--2/28/01 TO 9/30/01
                                    [CHART]
             Lipper Mid-Cap        Loomis Sayles Mid       Russell Midcap
             Growth Funds Index    Cap Growth Fund         Growth Index

2/28/2001    10,000                10,000                  10,000
3/31/2001     8,939                 8,840                   8,569
4/30/2001    10,118                10,290                   9,997
5/31/2001    10,201                 9,840                   9,950
6/30/2001    10,161                 9,540                   9,955
7/31/2001     9,627                 8,580                   9,284
8/31/2001     8,982                 7,530                   8,611
9/30/2001     7,686                 5,990                   7,188

Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Loomis Sayles Mid Cap Growth Fund is February 28,
     2001.

/(b)/The Lipper Mid-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.

/(c)/The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.



                                    [Graphic]
Loomis Sayles Investment Trust

                     [This page intentionally left blank]

FUND AND MANAGER REVIEW

Loomis Sayles Provident Fund
---------------------------------------------------------

The Loomis Sayles Provident Fund attempts to achieve long-term capital growth. For the one-year period ended September 30, 2001, the Fund had a total return of -15.94%, compared to the -26.63% total return for the Fund's benchmark, the S&P 500 Index. The total return for the Lipper Multi-Cap Core Funds Average was -26.52% for the same period.

The stock market struggled throughout the fiscal year, with severe economic weakness and earnings disappointments fueling the market's plunge. The decline among technology and telecommunications stocks accounted for much of the market's woes, as valuation concerns and deteriorating fundamentals continued to plague these high-growth sectors. Even an aggressive Federal Reserve Board, which cut interest rates eight times during the fiscal year, couldn't ignite a turnaround for the stock market.

We maintained a cautious stance toward the struggling technology sector during the year, which was an important contributor to the Fund's performance relative to its benchmark. In addition, the Fund's cash position was above average throughout the year, which enhanced the Fund's relative performance. Furthermore, the Fund enjoyed solid returns from its over-weighted position in energy stocks during the first half of the fiscal year.

Going forward, the portfolio is positioned more defensively than it has been in the recent past. We increased the Fund's position in gold related stocks, reflecting the precious metal's negative correlation with the U.S. dollar. In addition, we added to the Fund's defense industry holdings, and we purchased two real estate investment trusts for their high yields and defensive characteristics. The Fund's cash position also remains relatively high, at more than 24% of the portfolio.

Quentin Faulkner is the portfolio manager for the Loomis Sayles Provident Fund.



                                    [Graphic]
Loomis Sayles Investment Trust

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

  -----------------------------------------------------------------------------
                                                                     SINCE
                                          1 YEAR  3 YEARS 5 YEARS INCEPTION(a)
  -----------------------------------------------------------------------------
  LOOMIS SAYLES PROVIDENT FUND            -15.94% 11.53%  13.79%     12.85%
  Lipper Multi-Cap Core Funds Index/(b)/ --27.25%  3.36%   7.95%      9.56%
  Lipper Large-Cap Core Funds Index/(b)/  -27.89%  2.00%   8.84%     10.32%
  S&P 500 Index/(c)/                      -26.63%  2.03%  10.22%     11.85%

                   CUMULATIVE PERFORMANCE--10/1/95 TO 9/30/01
                                    [CHART]
               Lipper           Lipper          Loomis
               Large-Cap        Multi-Cap       Sayles         S & P
               Core Funds       Core Funds      Provident      500
               Index            Index           Fund           Index
10/1/1995      10,000           10,000          10,000         10,000
10/31/1995      9,954            9,855           9,800          9,964
11/30/95       10,342           10,278          10,040         10,402
12/31/95       10,499           10,424          10,042         10,602
01/31/96       10,808           10,694          10,032         10,963
02/29/96       10,939           10,914          10,213         11,065
03/31/96       11,039           11,056          10,213         11,171
04/30/96       11,199           11,324          10,443         11,336
05/31/96       11,423           11,545          10,604         11,628
06/30/96       11,439           11,422          10,533         11,672
07/31/96       10,972           10,863           9,952         11,157
08/31/96       11,221           11,226          10,283         11,392
09/30/96       11,803           11,795          10,824         12,034
10/31/96       12,038           11,942          11,085         12,365
11/30/96       12,818           12,713          11,886         13,300
12/31/96       12,582           12,558          11,609         13,036
01/31/97       13,270           13,153          12,337         13,851
02/28/97       13,254           13,114          12,236         13,959
03/31/97       12,686           12,629          11,882         13,386
04/30/97       13,389           13,067          12,408         14,185
05/31/97       14,201           13,948          12,924         15,048
06/30/97       14,817           14,475          13,136         15,724
07/31/97       15,988           15,574          14,148         16,974
08/31/97       15,174           15,147          13,511         16,023
09/30/97       15,955           15,979          13,987         16,900
10/31/97       15,463           15,378          13,532         16,336
11/30/97       15,968           15,639          13,592         17,092
12/31/97       16,259           15,858          13,430         17,386
01/31/98       16,419           15,946          13,649         17,578
02/28/98       17,583           17,085          14,656         18,846
03/31/98       18,452           17,887          15,390         19,811
04/30/98       18,639           18,080          15,697         20,010
05/31/98       18,321           17,584          15,248         19,666
06/30/98       19,191           18,078          15,719         20,465
07/31/98       19,036           17,709          15,839         20,247
08/31/98       16,187           14,952          13,528         17,324
09/30/98       16,992           15,661          14,886         18,429
10/31/98       18,266           16,729          15,511         19,929
11/30/98       19,353           17,626          16,256         21,137
12/31/98       20,638           18,821          18,026         22,354
01/31/99       21,359           19,446          18,623         23,289
02/28/99       20,700           18,697          17,997         22,565
03/31/99       21,532           19,287          19,017         23,469
4/30/1999      22,109           20,074          19,570         24,377
5/31/1999      21,523           19,849          19,279         23,801
6/30/1999      22,724           20,822          20,546         25,125
7/31/1999      22,057           20,364          20,444         24,338
8/31/1999      21,832           20,009          20,196         24,217
9/30/1999      21,240           19,510          19,599         23,553
10/31/1999     22,542           20,500          19,861         25,044
11/30/1999     23,095           21,160          19,992         25,558
12/31/1999     24,631           22,730          21,374         27,058
1/31/2000      23,635           22,088          20,736         25,698
2/29/2000      23,627           22,939          21,836         25,212
3/31/2000      25,682           24,409          23,971         27,678
4/30/2000      24,843           23,503          23,971         26,845
5/31/2000      24,210           22,686          24,301         26,294
6/30/2000      25,096           23,643          23,949         26,943
7/31/2000      24,705           23,273          23,487         26,521
8/31/2000      26,410           24,915          25,336         28,169
9/30/2000      25,003           23,771          24,566         26,682
10/31/2000     24,714           23,502          24,544         26,569
11/30/2000     22,540           21,501          23,927         24,474
12/31/2000     22,816           21,971          25,093         24,594
1/31/2001      23,462           22,730          24,043         25,466
2/28/2001      21,279           20,684          23,478         23,144
3/31/2001      19,972           19,457          22,724         21,678
4/30/2001      21,490           21,033          23,532         23,363
5/31/2001      21,611           21,210          23,720         23,519
6/30/2001      21,037           20,845          22,832         22,947
7/31/2001      20,732           20,426          22,589         22,721
8/31/2001      19,512           19,269          21,674         21,298
9/30/2001      18,031           17,294          20,651         19,577

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Loomis Sayles Provident Fund is October 1, 1995.
     Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on October 1, 1995 ("Inception"). Since Lipper Multi-Cap Core Funds Index, Lipper Large-Cap Core Funds Index, and S&P 500 Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (September 30, 1995 and February 28, 1997, respectively).

                                    [GRAPHIC]
                         LOOMIS SAYLES INVESTMENT TRUST

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

     -----------------------------------------------------------------------
                                                                 SINCE
                                            1 YEAR  3 YEARS REGISTRATION(a)
     -----------------------------------------------------------------------
     LOOMIS SAYLES PROVIDENT FUND           -15.94% 11.53%      11.79%
     Lipper Multi-Cap Core Funds Index/(b)/ -27.25%  3.36%       6.22%
     Lipper Large-Cap Core Funds Index/(b)/ -27.89%  2.00%       6.95%
     S&P 500 Index/(c)/                     -26.63%  2.03%       7.66%

                                       CUMULATIVE PERFORMANCE--3/7/97 TO 9/30/01

                                    [CHART]

             Lipper Large-Cap    Loomis Sayles                  Lipper Multi-Cap
                Core Funds         Provident       S&P 5000        Core Funds
                  Index              Fund            Index           Index

3/7/1997          10,000            10,000           10,000          10,000
3/31/1997          9,572             9,576            9,589           9,630
4/30/1997         10,102            10,000           10,162           9,964
5/31/1997         10,715            10,415           10,780          10,636
6/30/1997         11,180            10,587           11,264          11,037
7/31/1997         12,063            11,402           12,160          11,876
8/31/1997         11,449            10,889           11,478          11,550
9/30/1997         12,039            11,272           12,107          12,185
10/31/1997        11,667            10,905           11,703          11,726
11/30/1997        12,048            10,954           12,244          11,926
12/31/1997        12,267            10,823           12,455          12,092
1/31/1998         12,388            11,000           12,592          12,160
2/28/1998         13,266            11,812           13,500          13,028
3/31/1998         13,923            12,403           14,192          13,639
4/30/1998         14,064            12,650           14,335          13,787
5/31/1998         13,823            12,288           14,088          13,409
6/30/1998         14,480            12,668           14,661          13,785
7/31/1998         14,363            12,765           14,504          13,504
8/31/1998         12,213            10,902           12,411          11,401
9/30/1998         12,820            11,997           13,202          11,942
10/31/1998        13,782            12,500           14,276          12,757
11/30/1998        14,602            13,101           15,142          13,441
12/31/1998        15,571            14,528           16,014          14,352
1/31/1999         16,116            15,009           16,683          14,828
2/28/1999         15,618            14,504           16,165          14,257
3/31/1999         16,246            15,326           16,812          14,707
4/30/1999         16,682            15,771           17,463          15,307
5/31/1999         16,239            15,537           17,050          15,136
6/30/1999         17,145            16,558           17,999          15,878
7/31/1999         16,642            16,476           17,435          15,528
8/31/1999         16,473            16,276           17,348          15,257
9/30/1999         16,026            15,795           16,873          14,877
10/31/1999        17,008            16,006           17,941          15,632
11/30/1999        17,425            16,112           18,309          16,135
12/31/1999        18,584            17,225           19,384          17,332
1/31/2000         17,833            16,711           18,410          16,843
2/29/2000         17,827            17,598           18,061          17,492
3/31/2000         19,377            19,318           19,828          18,613
4/30/2000         18,744            19,318           19,231          17,922
5/31/2000         18,267            19,584           18,836          17,299
6/30/2000         18,936            19,301           19,301          18,028
7/31/2000         18,641            18,928           18,999          17,747
8/31/2000         19,926            20,418           20,179          18,999
9/30/2000         18,865            19,797           19,114          18,126
10/31/2000        18,647            19,780           19,033          17,921
11/30/2000        17,007            19,283           17,533          16,395
12/31/2000        17,215            20,222           17,618          16,754
1/31/2001         17,702            19,376           18,243          17,332
2/28/2001         16,055            18,921           16,580          15,772
3/31/2001         15,069            18,313           15,530          14,837
4/30/2001         16,215            18,964           16,736          16,039
5/31/2001         16,306            19,116           16,849          16,174
6/30/2001         15,873            18,400           16,438          15,895
7/31/2001         15,643            18,205           16,277          15,576
8/31/2001         14,722            17,467           15,258          14,693
9/30/2001         13,604            16,443           14,024          13,187

/(b)/The Lipper Multi-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the multi-cap core funds investment objective. The Lipper Large-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.

/(c)/S&P 500 Index is a capitalization-weighted, total return unmanaged index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.



                                    [Graphic]
Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

Loomis Sayles Small Company Growth Fund
---------------------------------------------------------

The Loomis Sayles Small Company Growth Fund attempts to achieve long-term capital growth from investments in common stocks or their equivalent. For the one-year period ended September 30, 2001, the Fund had a total return of -58.60%, compared to the -42.59% total return for the Fund's benchmark, the Russell 2000 Growth Index. The total return for the Lipper Small-Cap Growth Funds Average and the Russell 2000 Index was -38.23% and -21.21%, respectively, for the same period.

The weakening U.S. economy resulted in earnings disappointments and negative revisions and kept small-cap growth stocks deep in the doldrums throughout the year. Given this climate, we reduced exposure to some of the most economically sensitive issues and stocks with very high multiples. In their place, we purchased consumer cyclical and financial services stocks, where we expected interest rate cuts to contribute to earnings growth and better investor sentiment. We also increased exposure to more stable growth industries, including health care services, in light of the economic uncertainty.

Throughout the fiscal year, the Fund's overweight positions in technology and other economically sensitive sectors hurt the Fund's absolute and relative returns. The final quarter of the fiscal year was the worst quarter for equity markets since the market crash of 1987, and much of the Fund's underperformance occurred in this quarter. The Fund's aggressive nature remained out of favor with investors worried over the effects of the terrorist attacks on an already weak economy, future profits and the overall outlook for stocks.

The Fund remains fully invested in a diversified portfolio of small-cap growth companies. In light of the events of September 11, we have reduced exposure to companies directly related to travel and tourism, and we increased the Fund's exposure to energy, given the military action in Central Asia and possible disruption of oil supplies from that region. Although we have reduced exposure to technology and other cyclical sectors, they remain significant components of the Fund. Despite the likelihood of an economic recession, we believe the government's response of monetary ease and fiscal stimulus should put the economy back on a growth track soon. As such, we want to keep the Fund positioned to participate in what we believe will be a robust economic recovery. Christopher R. Ely, Philip C. Fine and David L. Smith are the portfolio managers for the Loomis Sayles Small Company Growth Fund.

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

         --------------------------------------------------------------
                                                             SINCE
                                                  1 YEAR  INCEPTION(a)
         --------------------------------------------------------------
         LOOMIS SAYLES SMALL COMPANY GROWTH FUND  -58.60%    -7.97%
         Lipper Small-Cap Growth Funds Index/(b)/ -40.72%     1.79%
         Russell 2000 Growth Index/(c)/           -42.59%   -11.40%
         Russell 2000 Index/(d)/                  -21.21%    -1.43%

                                      CUMULATIVE PERFORMANCE--5/7/99 TO 9/30/01

                                    [CHART]

             Lipper
             Small-Cap       Loomis Sayles     Russell
             Growth Funds    Small Company     2000 Growth     Russell 2000
             Index           Growth Fund       Index           Index
5/7/1999      $10,000           $10,000          $10,000         $10,000
5/31/1999      10,055             9,780           10,016          10,146
6/30/1999      10,996            11,320           10,543          10,605
7/31/1999      10,957            10,910           10,217          10,314
8/31/1999      10,803            11,050            9,835           9,932
9/31/1999      11,195            11,670           10,025           9,934
10/31/1999     11,847            13,170           10,282           9,975
11/30/1999     13,342            14,460           11,369          10,570
12/31/1999     16,033            17,770           13,373          11,767
1/31/2000      15,866            17,940           13,248          11,578
2/29/2000      20,514            24,560           16,331          13,490
3/31/2000      18,904            21,390           14,614          12,600
4/30/2000      16,567            19,010           13,138          11,842
5/31/2000      15,213            16,680           11,988          11,152
6/30/2000      17,892            20,520           13,537          12,124
7/31/2000      16,728            17,430           12,376          11,734
8/31/2000      18,527            20,470           13,678          12,629
9/30/2000      17,609            19,780           12,999          12,258
10/31/2000     16,288            17,830           11,944          11,711
11/30/2000     13,514            13,340            9,775          10,509
12/31/2000     14,710            15,030           10,373          11,411
1/31/2001      15,158            14,644           11,213          12,005
2/28/2001      13,217            11,651            9,676          11,218
3/31/2001      11,933            10,412            8,796          10,669
4/30/2001      13,222            11,782            9,873          11,504
5/31/2001      13,580            11,448           10,102          11,786
6/30/2001      13,923            11,458           10,377          12,193
7/31/2001      13,146            10,828            9,492          11,533
8/31/2001      12,368            10,017            8,899          11,161
9/30/2001      10,438             8,190            7,463           9,658


Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Loomis Sayles Small Company Growth Fund is May 7,
     1999. Since Lipper Small-Cap Growth Funds Index, Russell 2000 Growth Index and Russell 2000 Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1999).

/(b)/The Lipper Small-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.


/(c)/The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source:
     Russell.

/(d)/Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing, management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.



                                    [Graphic]
                         Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

Loomis Sayles Small Company Value Fund
---------------------------------------------------------

The Loomis Sayles Small Company Value Fund attempts to achieve long-term capital growth from investments in common stocks or their equivalent. For the one-year period ended September 30, 2001, the Fund posted a total return of 3.64%, compared to the -21.21% total return for the Fund's benchmark, the Russell 2000 Index. The total return for the Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index was 4.47% and 5.61%, respectively, for the same period.

Overall, the small cap value arena was the lone bright spot in an otherwise dismal stock market troubled by a weakening economy and earnings disappointments. Investors found attractive valuations and reasonable earnings expectations among small cap value stocks. The Fund benefited nicely from the declining interest rate environment and the portfolio's overweight position in the consumer discretionary sector and its exposure to the financial services sector. Nevertheless, neither the small cap sector nor the Fund was immune to the events of the third calendar quarter of 2001. Market conditions weakened dramatically, particularly after the terrorist attacks of September 11, and small cap value stocks were impacted along with the rest of the market. The Fund's emphasis on quality companies with above-average earnings visibility proved beneficial during the quarter by insulating the portfolio somewhat from reductions in earnings forecasts for many economic sectors.

The Fund's outperformance against the Russell 2000 Index was due to favorable stock selection, particularly in the consumer discretionary sector. The Fund also benefited from merger and acquisition activities.

The Fund's relative underperformance against the Russell 2000 Value Index primarily was due to market events early in the period. In late 2000 and early 2001 positive returns in the small cap value area were fairly concentrated in a narrow range of very small companies, many of which we considered to be of below-average quality. In the months following, a reversal of that trend contributed to the Fund's improving performance.

The tragic events of September 11 increase the likelihood that companies will reduce their earnings estimates further in the coming weeks and months. The Fund's quality orientation and continued emphasis on earnings visibility appear appropriate for such an environment.
Joseph Gatz and Daniel Thelen are the portfolio managers for the Loomis Sayles Small Company Value Fund.

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

          -------------------------------------------------------------
                                                             SINCE
                                                  1 YEAR  INCEPTION(a)
          -------------------------------------------------------------
          LOOMIS SAYLES SMALL COMPANY VALUE FUND    3.64%     7.90%
          Lipper Small-Cap Value Funds Index/(b)/   2.33%     4.54%
          Russell 2000 Index/(c)/                 -21.21%    -4.07%
          Russell 2000 Value Index/(d)/             5.61%     5.29%

                                     CUMULATIVE PERFORMANCE--6/30/99 TO 9/30/01
                                    [CHART]


               Lipper           Loomis
               Small-Cap        Sayles Small                      Russell
               Value            Company           Russell         2000 Value
               Funds Index      Value Fund        2000 Index      Index
6/30/1999      10,000             10,000           10,000          10,000
7/31/1999       9,890              9,900            9,726           9,763
8/31/1999       9,483              9,610            9,366           9,406
9/30/1999       9,241              9,400            9,368           9,218
10/31/1999      8,989              9,320            9,406           9,033
11/30/1999      9,217              9,720            9,967           9,080
12/31/1999      9,628             10,113           11,095           9,359
1/31/2000       9,261              9,853           10,917           9,114
2/29/2000       9,530             10,611           12,720           9,671
3/31/2000       9,975             11,089           11,881           9,717
4/30/2000       9,911             11,016           11,166           9,774
5/31/2000       9,827             10,476           10,516           9,625
6/30/2000      10,105             10,902           11,432           9,906
7/31/2000      10,198             10,912           11,065          10,236
8/31/2000      10,830             11,649           11,909          10,694
9/30/2000      10,800             11,452           11,559          10,633
10/31/2000     10,701             11,577           11,043          10,596
11/30/2000     10,276             11,130            9,909          10,380
12/31/2000     11,178             12,278           10,760          11,495
1/31/2001      11,703             12,611           11,320          11,813
2/28/2001      11,568             12,266           10,578          11,796
3/31/2001      11,455             11,792           10,060          11,607
4/30/2001      12,040             12,432           10,847          12,144
5/31/2001      12,631             12,790           11,114          12,457
6/30/2001      12,911             13,327           11,498          12,958
7/31/2001      12,739             13,442           10,875          12,667
8/31/2001      12,604             13,314           10,524          12,623
9/30/2001      11,051             11,869            9,107          11,230


Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Loomis Sayles Small Company Value Fund is June 30,
     1999.
/(b)/The Lipper Small-Cap Value Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap value funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
/(c)/Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing, management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
/(d)/Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecast growth values. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.



                                    [Graphic]
                         Loomis Sayles Investment Trust

Loomis Sayles California Tax-Free Income Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                                    Face
                                                                                  Amount     Value +
-----------------------------------------------------------------------------------------------------
BONDS AND NOTES - 0.3% of net assets

FINANCIAL SERVICES--0.3%
 The FINOVA Group, Inc., 7.500%, 11/15/09                                       $150,000  $ 60,000
                                                                                          --------

 TOTAL BONDS AND NOTES

  (Identified Cost $111,375)                                                                60,000
                                                                                          --------


MUNICIPAL BONDS AND NOTES - 90.3% of net assets

 California Educational Facilities Authority Revenue,
  6.000%, 2/15/17                                                                600,000   619,818
 California Health Facilities Authority Revenue, Series A, (MBIA
  Insured), 5.550%, 8/15/25                                                      300,000   304,086
 California Housing Finance Agency, (MBIA Insured),
  5.500%, 8/01/17                                                                500,000   513,710
 California Pollution Control, 5.000%, 4/01/08                                   425,000   463,008
 California State Department of Transportation, Certificate
  Participation, Refunding Series A, (MBIA Insured),
  5.250%, 3/01/16                                                                500,000   523,750
 California State General Obligations, 5.750%, 3/01/13                           505,000   544,860
 California State General Obligations, (MBIA Insured),
  6.000%, 10/01/14 (Prerefunded 10/1/02 @ 102)                                   240,000   253,790
 California State General Obligations, (MBIA Insured),
  6.000%, 10/01/14                                                                10,000    10,552
 California State Public Works Board, Community College,
  5.200%, 3/01/06                                                                200,000   216,078
 California State Public Works Board, Community College,
  5.200%, 4/01/07                                                                500,000   541,525
 California State Public Works Lease, 5.400%, 4/01/04                            200,000   212,196
 California State Public Works Lease Revenue, Department of
  Corrections, Series D, 5.375%, 11/01/14                                        500,000   528,730
 California Statewide Community Development, St. Joseph Health
  Systems, 4.750%, 7/01/16                                                       500,000   484,765
 East Bay California Municipal Utility Water Systems,
  6.000%, 6/01/12                                                                500,000   521,425
 Fresno, California, Unified School District, Series D (FSA Insured),
  5.125%, 8/01/18                                                                500,000   511,045
 Industry, California, (MBIA insured), 5.700%, 7/01/18                           290,000   303,685
 Los Angeles State Building Authority, Lease Revenue,
  5.375%, 5/01/06                                                                300,000   326,796
 Los Angeles, California, Unified School District, Series C (MBIA
  Insured), 5.625%, 7/01/15                                                      500,000   549,655
 Los Angeles, California, Water & Power Electric Plant Revenue,
  6.375%, 2/01/20 (Prerefunded 2/01/02 @ 102)                                    320,000   330,752
 Los Angeles, California, Water & Power Electric Plant Revenue,
  6.375%, 2/01/20                                                                680,000   702,848
 Los Angeles, California, Water and Power Waterworks Revenue,
  (Department of Water & Power), 6.500%, 11/01/10                                350,000   358,134
 Riverside, California, Electric Revenue, (MBIA Insured),
  5.200%, 10/01/08                                                               230,000   242,217
 Sacramento, California, Municipal Utility District, 5.700%, 5/15/12             500,000   523,985

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                                  Face
                                                                                Amount      Value +
-----------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - continued
 Sacramento, California, Municipal Utility District, Series P (FSA
  Insured), 5.250%, 8/15/17 (Prerefunded 7/01/05 @ 101)                   $    600,000 $    629,868
 Sacramento, California, Power Authority, 6.000%, 7/01/02                      500,000      512,280
 Sacramento, California, Unified School District, Election of 1999
  Series B (FGIC Insured), 5.000%, 7/01/19                                     500,000      507,655
 San Diego, California, Open Space Park Facility, District One,
  5.750%, 1/01/08                                                              250,000      265,455
 San Francisco, California, Bay Area Rapid Transit District, (FGIC
  Insured), 5.450%, 7/01/08 (Prerefunded 7/01/05 @ 101)                         90,000       98,855
 San Francisco, California, Bay Area Rapid Transit District, (FGIC
  Insured), 5.450%, 7/01/08                                                    110,000      118,226
 San Francisco, California, City & County International Airport
  Revenue, (AMBAC Insured), 6.200%, 5/01/04 (Prerefunded
  5/01/02 @ 102)                                                               120,000      125,158
 San Francisco, California, City & County International Airport
  Revenue, (AMBAC Insured), 6.200%, 5/01/04                                    180,000      187,288
 San Francisco, California, City & County Public Utility Water
  Revenue, Series A, 6.375%, 11/01/06                                          500,000      529,090
 San Francisco, California, City & County Redevelopment Project,
  Series B, 5.200%, 8/01/08 (Prerefunded 8/01/03 @ 100)                        250,000      262,665
 San Francisco, California, Public Utilities, 6.000%, 11/01/15                 500,000      514,630
 San Francisco, California, State Building Authority,
  5.125%, 10/01/07                                                             250,000      273,180
 San Jose, California, Airport Revenue, (FGIC Insured),
  5.875%, 3/01/07                                                              200,000      223,706
 Southern California, Public Power Transmission Revenue, (MBIA
  Insured), 5.250%, 7/01/10                                                    500,000      547,565
 Turlock, California, Irrigation District Revenue, (MBIA Insured),
  5.750%, 1/01/18                                                              500,000      506,800
 University of California Revenue, Series B, 6.500%, 9/01/03                   300,000      322,425
 Utah State Board Regents Revenue, Hospital, University of Utah,
  5.250%, 8/01/07                                                              400,000      424,528
                                                                                       ------------
                                                                                         15,636,784
                                                                                       ------------
 TOTAL MUNICIPAL BONDS AND NOTES
  (Identified Cost $15,270,094)                                                          15,636,784
                                                                                       ------------

SHORT-TERM INVESTMENT /- /11.9% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $2,059,343 on 10/01/01
  collateralized by $1,810,000 U.S. Treasury Note, 7.875% due
  11/15/04 with a value of $2,101,863                                        2,059,000    2,059,000
                                                                                       ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $2,059,000)                                                            2,059,000
                                                                                       ------------
TOTAL INVESTMENTS--102.5%
 (IDENTIFIED COST $17,440,469)@                                                          17,755,784
 Liabilities, Less Cash and Other Assets--(2.5%)                                           (430,270)
                                                                                       ------------
NET ASSETS--100%                                                                       $ 17,325,514
                                                                                       ============



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001


+  See Note 1.
@ At September 30, 2001, the net unrealized appreciation on investments based on cost of $17,440,469 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $427,515 and $112,200, respectively, resulting in net unrealized appreciation of $315,315.

Key to Abbreviations:
AMBAC: American Municipal Bond Assurance Corporation
FGIC: Federal Guaranty Insurance Corporation
FSA: Financial Security Assurance
MBIA: Municipal Bond Insurance Association

  TEN LARGEST HOLDINGS BY MUNICIPAL CLASSIFICATION AT SEPTEMBER 30, 2001 AS A
                           PERCENTAGE OF NET ASSETS

                         General Obligations      26.6%
                         Utilities                14.0%
                         Revenue                  10.7%
                         Education                 9.8%
                         Public Works              8.8%
                         Healthcare--Services      7.0%
                         Water & Sewer             6.0%
                         Transportation & Highway  4.3%
                         Air Transport             1.8%
                         Auto & Related            1.3%

                See accompanying notes to financial statements.

Loomis Sayles Core Fixed Income Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount      Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES - 97.9% of net assets

AEROSPACE/DEFENSE--2.5%
 Raytheon Co., 6.750%, 8/15/07                                    $ 400,000 $    412,364
                                                                            ------------

ASSET-BACKED SECURITIES--2.8%
 Comed Transitional Funding Trust, Class A, 5.630%, 6/25/09         440,000      458,814
                                                                            ------------

BANKS/SAVINGS & LOANS--8.6%
 Banc One Corp., 8.000%, 4/29/27                                    550,000      600,545
 First Union Corp., 7.100%, 8/15/04                                 300,000      322,428
 Standard Federal Bank, 7.750%, 7/17/06                             450,000      501,588
                                                                            ------------
                                                                               1,424,561
                                                                            ------------

CHEMICALS--2.2%
 IMC Global, Inc., 7.625%, 11/01/05                                 190,000      160,048
 Lyondell Chemical Co., 10.875%, 5/01/09                            250,000      205,000
                                                                            ------------
                                                                                 365,048
                                                                            ------------

COMMUNICATIONS--0.9%
 Charter Communications Holdings, 10.000%, 4/01/09                  150,000      141,000
                                                                            ------------

FINANCIAL SERVICES--6.4%
 Household Finance Corp., 7.200%, 7/15/06                           300,000      323,809
 Newcourt Credit Group, Inc., 6.875%, 2/16/05                       300,000      317,784
 Sears Roebuck Acceptance Corp., 7.000%, 6/15/07                    400,000      416,572
                                                                            ------------
                                                                               1,058,165
                                                                            ------------

FOREST & PAPER PRODUCTS--4.1%
 Boise Cascade Corp., 9.800%, 4/15/03                               200,000      211,364
 Boise Cascade Corp., 9.980%, 3/27/03                               200,000      211,574
 Georgia-Pacific Group, 7.375%, 12/01/25                            310,000      255,338
                                                                            ------------
                                                                                 678,276
                                                                            ------------

FUNERAL SERVICES--0.2%
 Service Corp. International, 6.000%, 12/15/05                       40,000       33,600
                                                                            ------------

GOVERNMENT AGENCIES--6.0%
 Federal Home Loan Mortgage Corp., 5.750%, 4/15/08                  625,000      658,300
 Federal National Mortgage Association, 6.375%, 6/15/09             300,000      324,327
                                                                            ------------
                                                                                 982,627
                                                                            ------------

INSURANCE--1.0%
 Conseco, Inc., 10.750%, 6/15/08                                    200,000      164,000
                                                                            ------------

MORTGAGE RELATED--28.5%
 Federal Home Loan Mortgage Corp., 6.500%, 12/15/14                 150,000      157,452
 Federal Home Loan Mortgage Corp., 6.500%, 1/01/27                   79,730       81,561
 Federal Home Loan Mortgage Corp., 8.000%, 7/01/25                   12,429       13,113
 Federal Home Loan Mortgage Corp., 8.000%, 12/01/26                  30,310       31,911
 Federal National Mortgage Association, 6.000%, 5/01/16             535,458      544,159
 Federal National Mortgage Association, 6.000%, 9/01/16             380,000      386,175
 Federal National Mortgage Association, 6.500%, 11/25/14            170,000      178,128
 Federal National Mortgage Association, 7.000%, 4/01/16             858,533      892,334



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                      Face
                                                                    Amount      Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - continued

MORTGAGE RELATED--CONTINUED
 Federal National Mortgage Association, 7.500%, 1/01/27          $  71,418 $     74,409
 Federal National Mortgage Association, 7.500%, 12/01/30           433,368      450,429
 Federal National Mortgage Association, 8.000%, 6/01/15            402,758      422,014
 Federal National Mortgage Association, 8.000%, 4/01/30            222,025      232,708
 Federal National Mortgage Association, 8.000%, 3/01/31            326,935      342,667
 Government National Mortgage Association, 6.500%, 4/15/26          80,212       82,243
 Government National Mortgage Association, 8.500%, 4/15/23          35,261       37,950
 Government National Mortgage Association, 8.500%, 4/15/30         354,031      375,715
 Government National Mortgage Association, 9.500%, 9/15/20          49,033       53,445
 Residential Funding Mortgage, Inc., 6.750%, 12/25/14              323,695      332,340
                                                                           ------------
                                                                              4,688,753
                                                                           ------------

NATURAL GAS--4.3%
 Columbia Gas Systems, Inc., 7.050%, 11/28/07                      675,000      710,984
                                                                           ------------

OIL & GAS--5.0%
 El Paso Corp., 6.500%, 5/15/06                                    300,000      308,784
 The Williams Cos., Inc., 7.875%, 9/01/21                          250,000      250,420
 Union Oil Co., 7.500%, 2/15/29                                    260,000      262,803
                                                                           ------------
                                                                                822,007
                                                                           ------------

OIL & GAS DRILLING EQUIPMENT--2.2%
 Ensco International, Inc., 6.750%, 11/15/07                       350,000      356,440
                                                                           ------------

REAL ESTATE INVESTMENT TRUSTS--0.8%
 Developers Diversified Realty Corp., 6.800%, 7/23/02              125,000      128,315
                                                                           ------------

RESTAURANTS--1.5%
 Tricon Global Restaurants, Inc., 8.500%, 4/15/06                  250,000      252,500
                                                                           ------------

SECURITIES--4.2%
 Lehman Brothers Holdings, Inc., 7.250%, 4/15/03                   150,000      157,533
 Lehman Brothers Holdings, Inc., 7.375%, 1/15/07                   495,000      532,981
                                                                           ------------
                                                                                690,514
                                                                           ------------

TELECOMMUNICATIONS--2.7%
 Global Crossings Holdings Ltd., 9.625%, 5/15/08                   100,000       43,500
 Sprint Capital Corp., 6.875%, 11/15/28                            380,000      340,746
 Williams Communications Group, Inc., 10.875%, 10/01/09            160,000       67,200
                                                                           ------------
                                                                                451,446
                                                                           ------------

TELECOMMUNICATIONS--WIRELESS--0.9%
 Nextel Communications, Inc., 9.375%, 11/15/09                     250,000      152,500
                                                                           ------------

U.S. GOVERNMENT--3.8%
 U.S. Treasury Notes, 5.500%, 5/15/09                              515,000      549,922
 U.S. Treasury Notes, 5.750%, 11/15/05                              75,000       80,672
                                                                           ------------
                                                                                630,594
                                                                           ------------

UTILITIES--8.1%
 Duke Capital Corp., 8.000%, 10/01/19                              300,000      331,640

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                        Face
                                                                      Amount      Value +
-------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

UTILITIES--CONTINUED
 MidAmerican Energy Holdings Co., 6.375%, 6/15/06                  $ 500,000 $    518,040
 Progress Energy, Inc., 6.750%, 3/01/06                              450,000      478,224
                                                                             ------------
                                                                                1,327,904
                                                                             ------------

UTILITIES--ELECTRIC--1.2%
 Calpine Corp., 8.500%, 2/15/11                                      200,000      194,134
                                                                             ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $15,759,373)                                                16,124,546
                                                                             ------------
SHORT-TERM INVESTMENT - 5.7% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at 2.000% to be repurchased at $937,156 on 10/01/01
  collateralized by $595,000 U.S. Treasury Bond, 13.250%
  due 05/15/14 with a value of $957,056                              937,000      937,000
                                                                             ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $937,000)                                                      937,000
                                                                             ------------
TOTAL INVESTMENTS--103.6%
 (IDENTIFIED COST $16,696,373) @                                               17,061,546
 Liabilities, Less Cash and Other Assets--(3.6%)                                 (585,151)
                                                                             ------------
NET ASSETS--100%                                                             $ 16,476,395
                                                                             ============

+    See Note 1.
@ At September 30, 2001, the net unrealized appreciation on investments based on cost of $16,696,373 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $689,437 and $324,264, respectively, resulting in net unrealized appreciation of $365,173.

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Loomis Sayles Core Plus Fixed Income Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount     Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - 91.8% of net assets
AEROSPACE/DEFENSE--3.6%
 Lockheed Martin Corp., 8.500%, 12/01/29                       USD  105,000 $   122,434
 Northrop Grumman Corp., 7.125%, 2/15/11                            180,000     189,762
 Raytheon Co., 8.200%, 3/01/06                                    1,000,000   1,097,460
                                                                            -----------
                                                                              1,409,656
                                                                            -----------
BANKS/SAVINGS & LOANS--5.9%
 BT Preferred Capital Trust II, 7.875%, 2/25/27                     825,000     821,304
 Capital One Bank, 6.875%, 2/01/06                                  310,000     311,197
 Mellon Capital I, 7.720%, 12/01/26                                 505,000     513,671
 State Street Institutional Capital, 7.940%, 12/30/26 144A          660,000     684,532
                                                                            -----------
                                                                              2,330,704
                                                                            -----------
BROADCASTING--0.9%
 Comcast Cable Communications, 6.750%, 1/30/11                      340,000     343,941
                                                                            -----------
CABLE--2.4%
 British Sky Broadcasting Group Plc, 8.200%, 7/15/09**              230,000     232,893
 CSC Holdings, Inc., 7.875%, 2/15/18                                765,000     713,141
                                                                            -----------
                                                                                946,034
                                                                            -----------
CHEMICALS--0.4%
 Chevron Phillips Chemical Co., 7.000%, 3/15/11                     150,000     156,194
                                                                            -----------
COMMERCIAL SERVICES--0.7%
 Aramark Services, Inc., 7.000%, 7/15/06                            290,000     290,049
                                                                            -----------
FINANCIAL SERVICES--7.3%
 Beaver Valley Funding Corp., 9.000%, 6/01/17                       255,000     287,217
 Citigroup, Inc., 6.500%, 1/18/11                                   230,000     240,072
 Citigroup, Inc., 6.750%, 12/01/05                                  100,000     107,303
 Ford Motor Credit Co., 7.375%, 2/01/11                             540,000     553,878
 General Motors Acceptance Corp., 6.750%, 1/15/06                   450,000     462,681
 General Motors Acceptance Corp., 7.250%, 3/02/11                   210,000     213,841
 NiSource Finance Corp., 7.875%, 11/15/10                           210,000     232,959
 PDVSA Finance, Ltd., 6.650%, 2/15/06**                             385,000     377,804
 PDVSA Finance, Ltd., 8.750%, 2/15/04**                             301,440     311,764
 Pemex Finance, Ltd., 9.150%, 11/15/18**                            100,000     108,504
                                                                            -----------
                                                                              2,896,023
                                                                            -----------
FOOD--1.0%
 Tyson Foods, Inc., 8.250%, 10/01/11 144A                           375,000     381,472
                                                                            -----------
FOOD--PACKAGED & MISCELLANEOUS--2.1%
 ConAgra Foods, Inc., 6.750%, 9/15/11                               800,000     824,672
                                                                            -----------
FOOD & BEVERAGE--0.4%
 Kellogg Co., 6.600%, 4/01/11 Series B                               80,000      82,386
 Kellogg Co., 7.450%, 4/01/31 Series B                               60,000      62,465
                                                                            -----------
                                                                                144,851
                                                                            -----------
FOREIGN GOVERNMENT/AGENCY--1.3%
 Republic of Panama, 9.625%, 2/08/11                                 70,000      69,475
 United Mexican States, 8.500%, 2/01/06                             370,000     383,875

Loomis Sayles Core Plus Fixed Income Fund
PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount     Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - continued

FOREIGN GOVERNMENT/AGENCY--CONTINUED
 United Mexican States, 9.875%, 2/01/10                         USD  70,000 $    75,075
                                                                            -----------
                                                                                528,425
                                                                            -----------

FOREST & PAPER PRODUCTS--2.0%
 Abitibi-Consolidated, Inc., 6.950%, 4/01/08**                       50,000      48,656
 Abitibi-Consolidated, Inc., 7.500%, 4/01/28**                      180,000     156,697
 Abitibi-Consolidated, Inc., 8.550%, 8/01/10**                      130,000     138,416
 Georgia-Pacific Group, 8.875%, 5/15/31                              60,000      57,985
 Kimberly-Clark de Mexico, SA de CV, 8.875%, 8/01/09
  144A**                                                            355,000     370,975
                                                                            -----------
                                                                                772,729
                                                                            -----------

FUNERAL SERVICES--0.9%
 Service Corp. International, 6.000%, 12/15/05                      430,000     361,200
                                                                            -----------

GOVERNMENT AGENCIES--0.4%
 Federal Home Loan Mortgage Corp., 5.250%, 1/15/06                  150,000     156,141
                                                                            -----------

INSURANCE--3.6%
 Conseco, Inc., 9.000%, 10/15/06                                    440,000     343,200
 UnumProvident Corp., 7.625%, 3/01/11                             1,000,000   1,061,570
                                                                            -----------
                                                                              1,404,770
                                                                            -----------

MEDIA & ENTERTAINMENT--2.0%
 News America Holdings, Inc., 8.250%, 8/10/18                        30,000      30,363
 News America Holdings, Inc., 9.250%, 2/01/13                       285,000     335,160
 News America Holdings, Inc., 10.125%, 10/15/12                     375,000     409,789
                                                                            -----------
                                                                                775,312
                                                                            -----------

MORTGAGE RELATED--24.3%
 Federal Home Loan Mortgage Corp., 6.500%, 7/01/29                  518,441     528,970
 Federal National Mortgage Association, 6.500%, 8/15/04             950,000   1,023,473
 Federal National Mortgage Association, 6.500%, 7/01/14             282,933     292,126
 Federal National Mortgage Association, 6.500%, 6/01/31           1,487,148   1,511,775
 Federal National Mortgage Association, 7.000%, 10/01/28            373,871     387,012
 Federal National Mortgage Association, 7.000%, 7/01/30             358,682     370,899
 Federal National Mortgage Association, 7.000%, 10/01/30          1,315,603   1,360,412
 Federal National Mortgage Association, 7.500%, 10/01/30            656,430     682,274
 Federal National Mortgage Association, 8.000%, 9/01/31           1,500,000   1,572,187
 Government National Mortgage Association, 6.000%, 3/15/31          293,191     294,106
 Government National Mortgage Association, 6.500%, 10/15/28         336,133     343,905
 Government National Mortgage Association, 7.000%, 9/15/29          649,240     673,989
 Government National Mortgage Association, 7.500%, 12/15/27         374,334     391,767
 Government National Mortgage Association, 8.000%, 9/15/26          177,511     188,381
                                                                            -----------
                                                                              9,621,276
                                                                            -----------

OIL & GAS--2.3%
 Alliance Pipeline LP, 6.996%, 12/31/19 144A**                      198,377     201,373
 Dynegy Holdings, Inc., 6.875%, 4/01/11                             240,000     244,939
 Kinder Morgan Energy Partners LP, 6.750%, 3/15/11                  380,000     388,493



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                    Face
                                                                  Amount     Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - continued

OIL & GAS--CONTINUED
 Pioneer Natural Resources Co., 9.625%, 4/01/10             USD   80,000 $    85,200
                                                                         -----------
                                                                             920,005
                                                                         -----------

OIL & GAS DRILLING EQUIPMENT--0.6%
 Transocean Sedco Forex, Inc., 6.625%, 4/15/11 144A              230,000     225,940
                                                                         -----------

RAIL--TRANSPORT--2.4%
 CSX Corp., 6.750%, 3/15/11                                      320,000     328,826
 Norfolk Southern Corp., 7.050%, 5/01/37                         605,000     632,963
                                                                         -----------
                                                                             961,789
                                                                         -----------

RETAIL--GENERAL--1.6%
 Federated Department Stores, Inc., 6.790%, 7/15/27              260,000     267,257
 J.C. Penney Co., Inc., 9.750%, 6/15/21                          225,000     217,125
 Rite Aid Corp., 7.125%, 1/15/07                                 110,000      91,300
 Rite Aid Corp., 7.700%, 2/15/27                                  70,000      48,825
                                                                         -----------
                                                                             624,507
                                                                         -----------

RETAIL--SPECIALTY--3.0%
 Delhaize America, Inc., 8.125%, 4/15/11 144A                    130,000     142,638
 Delhaize America, Inc., 9.000%, 4/15/31 144A                     70,000      79,148
 Great Atlantic & Pacific Tea Co., Inc., 7.750%,
  4/15/07                                                        565,000     497,200
 Kroger Co., 7.800%, 8/15/07                                     420,000     462,033
                                                                         -----------
                                                                           1,181,019
                                                                         -----------

SECURITIES--1.2%
 Americredit Automobile Receivables Trust, 7.150%,
  8/12/04                                                        214,262     221,498
 Connecticut RRB Special Purpose Trust, 5.360%,
  3/30/07                                                        250,000     258,738
                                                                         -----------
                                                                             480,236
                                                                         -----------

SUPRANATIONAL--1.6%
 International Bank for Reconstruction & Development,
  5.500%, 5/14/03                                          AUD 1,260,000     631,337
                                                                         -----------

TELECOMMUNICATIONS--8.1%
 British Telecommunications Plc, 8.125%, 12/15/10**        USD   360,000     397,991
 Citizens Communications Co., 9.250%, 5/15/11                    260,000     286,437
 Corning, Inc., 5.625%, 2/18/05                            EUR   215,000     189,453
 Global Crossing Holdings Ltd., 8.700%, 8/01/07            USD   390,000     161,850
 Koninklijke (Royal) KPN NV, 8.000%, 10/01/10**                   85,000      65,135
 KPNQwest BV, 7.125%, 6/01/09**                            EUR   390,000     127,610
 KPNQwest BV, 8.125%, 6/01/09**                            USD   225,000      82,687
 Qwest Capital Funding, Inc., 7.250%, 2/15/11                    600,000     612,384
 Qwest Capital Funding, Inc., 7.750%, 2/15/31                    250,000     237,342
 Sprint Capital Corp., 6.900%, 5/01/19                           195,000     179,302
 Sprint Capital Corp., 7.625%, 1/30/11                           160,000     168,645
 Telefonica Europe BV, 7.750%, 9/15/10**                         205,000     216,062

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                   Face
                                                                 Amount     Value +
------------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--CONTINUED
 Telefonos de Mexico SA de CV, 8.250%, 1/26/06 144A**      USD  470,000 $   473,525
                                                                        -----------
                                                                          3,198,423
                                                                        -----------

TELECOMMUNICATIONS--WIRELESS--1.7%
 AT&T Wireless Group, Inc., 8.750%, 3/01/31 144A                230,000     252,825
 SK Telecom Co., Ltd., 7.750%, 4/29/04**                        415,000     438,527
                                                                        -----------
                                                                            691,352
                                                                        -----------

U.S. GOVERNMENT--3.5%
 U.S. Treasury Bonds, 5.000%, 2/15/11                            20,000      20,556
 U.S. Treasury Bonds, 8.125%, 8/15/21                            85,000     112,745
 U.S. Treasury Notes, 6.000%, 8/15/09                           800,000     879,376
 U.S. Treasury Notes, 6.125%, 8/15/07                           215,000     236,769
 U.S. Treasury Notes, 7.000%, 7/15/06                           120,000     135,863
                                                                        -----------
                                                                          1,385,309
                                                                        -----------

UTILITIES--6.6%
 AES Corp., 8.875%, 2/15/11                                     250,000     205,000
 AES Corp., 9.375%, 9/15/10                                     225,000     217,087
 AES Eastern Energy LP, 9.670%, 1/02/29                         130,000     124,865
 American Electric Power Co., Inc., 6.125%, 5/15/06             120,000     124,043
 Compania Nacional de Transmision Electrica SA,
  7.875%, 4/15/11                                               420,000     429,408
 Exelon Corp., 6.750%, 5/01/11                                   60,000      61,786
 Mirant Mid-Atlantic LLC, 8.625%, 6/30/12                       356,352     387,985
 NRG Energy, Inc., 7.750%, 4/01/11                              150,000     157,389
 Progress Energy, Inc., 7.100%, 3/01/11                         210,000     223,308
 PSEG Power LLC, 7.750%, 4/15/11 144A                           330,000     357,096
 Sempra Energy, 6.950%, 12/01/05                                170,000     174,338
 Southern California Edison Co., 7.200%, 11/03/03               180,000     157,050
                                                                        -----------
                                                                          2,619,355
                                                                        -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $35,935,801)                                          36,262,721
                                                                        -----------

SHORT-TERM INVESTMENT - 7.1% of net assets
 Repurchase Agreement with State Street Corp., dated
  9/28/01 at 2.000% to be repurchased at $2,808,468 on
  10/01/01 collateralized by $2,690,000 U.S. Treasury
  Note, 6.000% due 09/30/02 with a value of $2,864,850        2,808,000   2,808,000
                                                                        -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $2,808,000)                                            2,808,000
                                                                        -----------
TOTAL INVESTMENTS--98.9%
 (IDENTIFIED COST $38,743,801)@                                          39,070,721
 Cash and Other Assets, Less Liabilities--1.1%                              443,408
                                                                        -----------
NET ASSETS--100%                                                        $39,514,129
                                                                        ===========



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001


+  See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
** Foreign issued security
@ At September 30, 2001, the net unrealized appreciation on investments based on cost of $38,744,440 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $816,265 and $489,984, respectively, resulting in net unrealized appreciation of $326,281.

Key to Abbreviations:

AUD: AustralianDollar
EUR: Euro
USD: UnitedStates Dollar

                See accompanying notes to financial statements.

Loomis Sayles Fixed Income Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                         Face
                                                                       Amount       Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES - 93.3% of net assets

NON-CONVERTIBLE BONDS--82.3%

AEROSPACE/DEFENSE--2.6%
 Raytheon Co., 6.400%, 12/15/18                                USD  2,475,000 $   2,215,051
 Raytheon Co., 6.750%, 3/15/18                                      5,000,000     4,656,500
 Raytheon Co., 7.000%, 11/01/28                                     3,300,000     3,116,091
 Raytheon Co., 7.200%, 8/15/27                                      1,000,000       967,780
                                                                              -------------
                                                                                 10,955,422
                                                                              -------------

AIRLINES--1.6%
 Delta Air Lines, Inc., 8.300%, 12/15/29                            5,897,000     4,422,750
 US Airways, 6.850%, 1/30/18                                        2,819,042     2,359,595
                                                                              -------------
                                                                                  6,782,345
                                                                              -------------

AUTO & RELATED--3.3%
 Cummins Engine Co., Inc., 7.125%, 3/01/28                          2,100,000     1,605,872
 Dana Corp., 7.000%, 3/15/28                                        1,250,000       837,500
 Dana Corp., 7.000%, 3/01/29                                          725,000       485,750
 Dana Corp., 9.000%, 8/15/11 144A                              EUR    250,000       204,503
 Delphi Automotive Systems Corp., 7.125%, 5/01/29              USD  4,700,000     4,228,214
 Exide Corp., 10.000%, 4/15/05                                        225,000       157,500
 Ford Motor Co., 6.375%, 2/01/29                                      750,000       620,790
 Ford Motor Co., 6.625%, 10/01/28                                   3,650,000     3,124,947
 TRW, Inc., 6.650%, 1/15/28                                         1,000,000       823,120
 TRW, Inc., 7.750%, 6/01/29                                         1,710,000     1,615,871
                                                                              -------------
                                                                                 13,704,067
                                                                              -------------

BANKING & FINANCE--2.1%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27**                        3,000,000     1,950,000
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**               4,400,000     3,366,000
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                     725,000       580,000
 Siam Commercial Bank Public Co. Ltd., 7.500%, 3/15/06 144A**         750,000       690,000
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**                      3,000,000     2,340,000
                                                                              -------------
                                                                                  8,926,000
                                                                              -------------

BANKS/SAVINGS & LOANS--1.7%
 Keycorp Capital II, 6.875%, 3/17/29                                5,250,000     4,668,352
 Keycorp Capital III, 7.750%, 7/15/29                               2,500,000     2,467,275
 National City Bank of Kentucky, 6.300%, 2/15/11                      100,000       100,271
                                                                              -------------
                                                                                  7,235,898
                                                                              -------------

BROADCASTING--0.1%
 Fox Family Worldwide, Inc., 0.000%, 11/01/07 (step to 10.250%
  on 11/01/02)#                                                       340,000       319,600
                                                                              -------------

CABLE--0.0%
 Multicanal SA, 10.500%, 4/15/18**                                    500,000       160,000
                                                                              -------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                          Face
                                                                        Amount       Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

CANADIAN--16.5%
 Canadian Government, Zero Coupon Bond, 6/01/22                 CAD 17,500,000 $   3,263,360
 Canadian Government, Zero Coupon Bond, 6/01/25                     71,460,000    11,260,817
 New Brunswick FM Project, 6.470%, 11/30/27 144A                     1,250,000       697,429
 Ontario Hydro, Zero Coupon Bond, 8/06/21                           15,000,000     2,605,839
 Ontario Hydro, Zero Coupon Bond, 10/15/21                          21,500,000     3,688,966
 Province of Alberta, 5.000%, 12/16/08                               2,000,000     1,251,110
 Province of Alberta, 5.394%, 6/14/13                                2,172,500     1,377,900
 Province of Alberta, 5.930%, 9/16/16                                1,428,576       925,169
 Province of British Columbia, Zero Coupon Bond, 8/23/13            11,700,000     3,503,250
 Province of British Columbia, Zero Coupon Bond, 9/05/20            17,278,000     3,176,615
 Province of British Columbia, Zero Coupon Bond, 5/15/21             4,500,000       792,735
 Province of British Columbia, Zero Coupon Bond, 8/19/22             7,365,000     1,197,851
 Province of British Columbia, Zero Coupon Bond, 9/08/23             3,300,000       505,314
 Province of British Columbia, Zero Coupon Bond, 8/23/24            18,000,000     2,597,185
 Province of British Columbia, Zero Coupon Bond, 11/19/27            8,150,000       993,769
 Province of British Columbia, Zero Coupon Bond, 6/18/29            38,000,000     4,281,806
 Province of British Columbia, 5.700%, 6/18/29                       4,300,000     2,469,624
 Province of Manitoba, Zero Coupon Bond, 3/05/31                    10,000,000     1,024,027
 Province of Manitoba, 6.500%, 9/22/17                               5,075,000     3,329,958
 Province of Manitoba, 7.750%, 12/22/25                              5,295,000     3,869,136
 Province of Newfoundland, 6.150%, 4/17/28                           1,000,000       595,366
 Province of Ontario, Zero Coupon Bond, 7/13/22                     36,700,000     6,035,002
 Province of Ontario, Zero Coupon Bond, 6/02/27                     27,950,000     3,508,723
 Province of Saskatchewan, Zero Coupon Bond, 4/10/14                 5,000,000     1,422,784
 Province of Saskatchewan, 5.750%, 3/05/29                           3,460,000     2,003,045
 Province of Saskatchewan (Certificate of Deposit), Zero Coupon
  Bond, 2/04/22                                                     13,500,000     2,271,482
 Province of Saskatchewan (Certificate of Deposit), Zero Coupon
  Bond, 5/30/25                                                      4,375,000       605,965
                                                                               -------------
                                                                                  69,254,227
                                                                               -------------

CHEMICALS--0.7%
 Borden, Inc., 7.875%, 2/15/23                                  USD  1,850,000     1,240,425
 Borden, Inc., 9.200%, 3/15/21                                         500,000       392,140
 IMC Global, Inc., 6.875%, 7/15/07                                   1,575,000     1,229,351
                                                                               -------------
                                                                                   2,861,916
                                                                               -------------

COMMUNICATIONS--0.7%
 Charter Communications Holdings, 0.000%, 4/01/11 (step to
  9.920% on 4/01/04)#                                                3,500,000     2,275,000
 Williams Communications Group, Inc., 11.700%, 8/01/08                 275,000       115,500
 Williams Communications Group, Inc., 11.875%, 8/01/10               1,300,000       546,000
                                                                               -------------
                                                                                   2,936,500
                                                                               -------------

COMPUTER HARDWARE--0.6%
 Apple Computer, Inc., 6.500%, 2/15/04                               1,325,000     1,238,875
 Dell Computer Corp., 7.100%, 4/15/28                                  250,000       231,415
 International Business Machines Corp., 6.500%, 1/15/28              1,000,000       962,840
                                                                               -------------
                                                                                   2,433,130
                                                                               -------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                           Face
                                                                         Amount        Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES - continued
ELECTRONIC COMPONENTS--0.6%
 Empresa Nacional de Electricidad SA (Endesa), 7.875%, 2/01/27** USD    950,000 $      830,386
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**                2,158,000      1,843,810
 Zenith Electronics Corp., 8.190%, 11/01/09                             541,000         54,100
                                                                                --------------
                                                                                     2,728,296
                                                                                --------------
ENTERTAINMENT--3.6%
 Time Warner Entertainment Co., 6.875%, 6/15/18                       2,840,000      2,722,765
 Time Warner Entertainment Co., 6.950%, 1/15/28                       6,650,000      6,300,543
 Time Warner Entertainment Co., 7.570%, 2/01/24                       1,625,000      1,643,151
 Time Warner, Inc., 6.625%, 5/15/29                                   4,700,000      4,265,814
                                                                 ---            --------------
                                                                                    14,932,273
                                                                                --------------
FINANCIAL SERVICES--3.0%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                    1,000,000        826,850
 Community Program Loan Trust, Class A, 4.500%, 4/01/29                 500,000        421,451
 Green Tree Financial Corp., 7.590%, 7/15/29                            500,000        308,500
 Green Tree Financial Corp., 8.070%, 3/01/30                            968,400        556,927
 Merey Sweeny LP, 8.850%, 12/18/19 144A                                 875,000        964,609
 National Rural Utilities Cooperative Finance Corp.,
  6.200%, 2/01/08                                                        50,000         51,744
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07/\**             3,100,000        310,000
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27/\**             3,350,000        301,500
 Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17/\**             2,000,000        160,000
 PTC International Finance BV, 0.000%, 7/01/07 (step to
  10.750% on 7/01/02)#**                                              2,950,000      2,212,500
 Security Capital Group, Inc., 7.700%, 6/15/28                        2,000,000      1,790,560
 US West Capital Funding, Inc., 6.500%, 11/15/18                      1,325,000      1,117,956
 US West Capital Funding, Inc., 6.875%, 7/15/28                       4,320,000      3,699,302
                                                                                --------------
                                                                                    12,721,899
                                                                                --------------
FOOD & BEVERAGE--0.9%
 Compania de Alimentos Fargo SA, 13.250%, 8/01/08**                   2,500,000      1,225,000
 ConAgra, Inc., 7.000%, 10/01/28                                      2,500,000      2,405,150
                                                                                --------------
                                                                                     3,630,150
                                                                                --------------
FOREIGN GOVERNMENT/AGENCY--5.9%
 Escom, 11.000%, 6/01/08                                         ZAR  8,500,000        942,792
 Republic of Argentina, 8.875%, 3/01/29                          USD  1,500,000        697,650
 Republic of Brazil, 10.125%, 5/15/27                                 5,777,000      3,632,289
 Republic of Brazil, 11.000%, 8/17/40                                 1,875,000      1,221,094
 Republic of Brazil C Bond, 8.000%, 4/15/14                          12,775,857      8,591,764
 Republic of Peru, 4.000%, 3/07/17 (step to 4.500% on 3/07/03)#       1,000,000        641,300
 Republic of Philippines, 9.875%, 1/15/19                               750,000        581,250
 Republic of Philippines, 10.625%, 3/16/25                            2,000,000      1,620,000
 Republic of South Africa, 8.500%, 6/23/17                            1,300,000      1,270,750
 Republic of South Africa, 12.500%, 12/21/06                     ZAR  4,000,000        480,913
 Republic of South Africa, 13.000%, 8/31/10                          13,000,000      1,629,381
 Republic of South Africa, 13.500%, 9/15/15                           6,000,000        797,163
 Republic of Venezuela, 9.250%, 9/15/27                          USD  3,750,000      2,512,500
                                                                                --------------
                                                                                    24,618,846
                                                                                --------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                    Face
                                                                  Amount        Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES -- continued
FOREST & PAPER PRODUCTS--3.6%
 APP China Group Ltd., 14.000%, 3/15/10 144A^**           USD  2,900,000 $      174,000
 Champion International Corp., 7.350%, 11/01/25                2,425,000      2,357,124
 Fort James Corp., 4.750%, 6/29/04                        EUR    500,000        439,249
 Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28    USD  2,000,000      1,613,540
 Georgia-Pacific Group, 7.375%, 12/01/25                       6,000,000      4,942,020
 Georgia-Pacific Group, 7.750%, 11/15/29                       4,000,000      3,417,680
 Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07^**        1,000,000        150,000
 International Paper Co., 6.875%, 11/01/23                     1,000,000        922,460
 International Paper Co., 6.875%, 4/15/29                      1,000,000        904,630
 Mead Corp., 6.840%, 3/01/37                                     100,000        105,756
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04^**               1,675,000        226,125
                                                                         --------------
                                                                             15,252,584
                                                                         --------------

FREIGHT TRANSPORTATION--0.4%
 Transportacion Maritima Mexicana SA de CV,
  10.250%, 11/15/06**                                          2,000,000      1,545,000
                                                                         --------------
GOVERNMENT AGENCIES--1.3%
 Federal National Mortgage Association, Zero Coupon Bond,
  10/29/07                                                NZD 11,450,000      3,075,989
 Federal National Mortgage Association, 6.250%, 5/15/29   USD    700,000        708,862
 Federal National Mortgage Association, 6.375%, 8/15/07   AUD  3,000,000      1,547,504
 U.S. Treasury Strips, Zero Coupon Bond, 2/15/11          USD    171,000        107,986
                                                                         --------------
                                                                              5,440,341
                                                                         --------------
HEALTHCARE--PRODUCTS--0.2%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                          1,250,000        965,241
                                                                         --------------

HEALTHCARE--SERVICES--1.0%
 Columbia/HCA Healthcare Corp., 7.050%, 12/01/27               2,250,000      1,980,000
 Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                1,500,000      1,417,500
 Columbia/HCA Healthcare Corp., 7.690%, 6/15/25                1,000,000        935,000
                                                                         --------------
                                                                              4,332,500
                                                                         --------------
HOME BUILDERS--0.2%
 Pulte Corp., 7.625%, 10/15/17                                 1,000,000        828,310
                                                                         --------------
INSURANCE--0.5%
 Conseco Financing Trust II, 8.700%, 11/15/26                  1,550,000        744,000
 Conseco, Inc., 8.500%, 10/15/02                               1,000,000        890,000
 UnumProvident Corp., 6.750%, 12/15/28                           500,000        430,315
                                                                         --------------
                                                                              2,064,315
                                                                         --------------
MEDIA & ENTERTAINMENT--0.2%
 News America Holdings, Inc., 7.700%, 10/30/25                   700,000        666,547
                                                                         --------------
METALS--0.1%
 Southern Peru Ltd., 7.900%, 5/30/07**                           300,767        285,729
                                                                         --------------
OIL & GAS--6.3%
 Chesapeake Energy Corp., 8.500%, 3/15/12                        500,000        470,000
 Global Marine, Inc., 7.000%, 6/01/28                          1,000,000        957,510
 Kerr-McGee Corp., 7.125%, 10/15/27                              800,000        743,104

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                           Face
                                                                         Amount        Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES - continued
OIL & GAS--CONTINUED
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                      USD  8,350,000 $    6,090,824
 Petroleos Mexicanos, 8.625%, 12/01/23 144A**                           250,000        225,000
 Petroleos Mexicanos, 9.500%, 9/15/27**                               1,450,000      1,479,000
 Phillips 66 Capital Trust II, 8.000%, 1/15/37                        1,300,000      1,247,389
 Pioneer Natural Resources Co., 7.200%, 1/15/28                         750,000        601,875
 Seabulk International, Inc., 12.500%, 6/30/07                          507,754        370,660
 Seagull Energy Corp., 7.500%, 9/15/27                                3,500,000      3,215,415
 Southern Natural Gas Co., 7.350%, 2/15/31                            3,250,000      3,041,285
 Tennessee Gas Pipeline Co., 7.000%, 10/15/28                         1,750,000      1,568,648
 Tosco Corp., 7.800%, 1/01/27                                         3,400,000      3,628,480
 Union Pacific Resources Group, Inc., 7.050%, 5/15/18                   500,000        487,320
 Union Pacific Resources Group, Inc., 7.150%, 5/15/28                 1,800,000      1,744,452
 Williams Companies, Inc., 7.625%, 7/15/19                              500,000        497,990
                                                                                --------------
                                                                                    26,368,952
                                                                                --------------
OIL & GAS DRILLING EQUIPMENT--0.8%
 R & B Falcon Corp., Series B, 7.375%, 4/15/18                        3,500,000      3,437,305
                                                                                --------------
OIL & GAS--MAJOR INTEGRATED--0.3%
 Perez Companc SA, 8.125%, 7/15/07 144A**                             1,550,000      1,263,250
                                                                                --------------
RAIL--TRANSPORT--0.4%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45                         500,000        291,250
 TFM SA de CV, 0.000%, 6/15/09 (step to 11.750% on
  6/15/02)#**                                                         2,000,000      1,580,000
                                                                                --------------
                                                                                     1,871,250
                                                                                --------------
REAL ESTATE INVESTMENT TRUSTS--4.7%
 AMB Property Corp., 7.500%, 6/30/18                                  1,500,000      1,464,435
 CarrAmerica Realty Corp., 6.875%, 3/01/08                              500,000        506,365
 EOP Operating LP, 7.250%, 2/15/18                                    2,000,000      1,905,200
 First Industrial, 7.500%, 12/01/17                                   3,000,000      2,787,180
 First Industrial, 7.600%, 7/15/28                                    6,400,000      6,007,872
 ProLogis Trust, 7.100%, 4/15/08                                      3,400,000      3,534,164
 Spieker Properties, Inc., 7.350%, 12/01/17                             500,000        478,790
 Susa Partnership LP, 7.450%, 7/01/18                                 1,500,000      1,323,360
 Susa Partnership LP, 7.500%, 12/01/27                                1,750,000      1,517,810
 TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                   500,000        381,025
                                                                                --------------
                                                                                    19,906,201
                                                                                --------------
RETAIL--GENERAL--2.8%
 Dillard's, Inc., 6.430%, 8/01/04                                     1,000,000        927,070
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18                1,100,000        726,000
 Dillon Read Structured Finance Corp., 8.550%, 8/15/19                  500,000        335,000
 Dillon Read Structured Finance Corp., Series A, 6.660%, 8/15/10        673,960        525,689
 J.C. Penney Co., Inc., 7.050%, 5/23/05                               1,000,000        940,000
 J.C. Penney Co., Inc., 7.125%, 11/15/23                              1,000,000        750,844
 J.C. Penney Co., Inc., 7.375%, 8/15/08                                 650,000        588,250
 J.C. Penney Co., Inc., 7.600%, 4/01/07                               1,950,000      1,771,848
 J.C. Penney Co., Inc., 7.650%, 8/15/16                               1,000,000        789,100



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                     Face
                                                                   Amount        Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES - continued

RETAIL--GENERAL--CONTINUED
 J.C. Penney Co., Inc., 7.950%, 4/01/17                    USD    700,000 $      552,041
 Kmart Corp., 7.950%, 2/01/23                                   2,300,000      1,817,000
 Kmart Corp., 9.350%, 1/02/20                                   1,000,000        849,370
 Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                 250,000        206,240
 Woolworth Corp., 8.500%, 1/15/22                               1,000,000        840,851
                                                                          --------------
                                                                              11,619,303
                                                                          --------------

STEEL--0.1%
 National Steel Corp., Series D, 9.875%, 3/01/09                1,000,000        380,000
                                                                          --------------

SUPRANATIONAL--3.7%
 European Bank for Reconstruction & Development, Zero
  Coupon Bond, 2/10/28                                     AUD  2,500,000        245,959
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                     NZD 40,850,000     11,291,793
 International Bank for Reconstruction & Development,
  5.500% , 11/03/08                                             9,250,000      3,537,852
 International Bank for Reconstruction & Development,
  8.000% 5/23/07                                                1,000,000        432,747
                                                                          --------------
                                                                              15,508,351
                                                                          --------------

TAXABLE MUNICIPAL--0.2%
 Orange County, California Pension Obligation, Zero Coupon
  Bond, 9/01/16                                            USD  2,000,000        739,340
                                                                          --------------

TELECOMMUNICATIONS--4.4%
 Broadband Technologies, Inc., 5.000%, 5/15/01^                 1,240,000          6,200
 Global Crossing Holdings Ltd., 8.700%, 8/01/07                   850,000        352,750
 Hyperion Telecommunications, Inc., Series B,
  13.000%, 4/15/03                                                500,000        225,000
 Level 3 Communications, Inc., 0.000%, 12/01/08 (step to
  10.500% on 12/01/03)#                                         3,600,000        972,000
 Level 3 Communications, Inc., 0.000%, 3/15/10 (step to
  12.875% on 03/15/05)#                                           500,000        100,000
 Level 3 Communications, Inc., 10.750%, 3/15/08            EUR  1,200,000        436,272
 Loxley Public Co. Ltd., 7.000%, 4/30/08**                 USD    435,109        169,692
 Lucent Technologies, Inc., 6.450%, 3/15/29                     2,785,000      1,782,400
 Lucent Technologies, Inc., 7.250%, 7/15/06                       100,000         82,000
 Nextlink Communications, Inc., 0.000%, 4/15/08 (step to
  9.450% on 4/15/03)#                                           1,500,000        195,000
 Nextlink Communications, Inc., 0.000%, 6/01/09 (step to
  12.250% on 6/01/04)#                                          1,650,000        140,250
 Nextlink Communications, Inc., 0.000%, 12/01/09 (step to
  12.125% on 12/01/04)#                                         1,700,000        127,500
 NTL Communications Corp., Series B, 0.000%, 4/15/09 (step
  to 9.750% on 4/15/04)#                                   GBP  2,000,000        764,426
 NTL Communications Corp., Series B, 11.500%, 10/01/08     USD    250,000        130,000
 NTL, Inc., Series B, 0.000%, 4/01/08 (step to 9.75% on
  4/01/03)#                                                     3,925,000      1,177,500
 NTL, Inc., Series B, 0.000%, 4/01/08 (step to 10.75% on
  4/01/03)#                                                       250,000        106,579

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                           Face
                                                                         Amount        Value +
-----------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--CONTINUED
 Pacific Bell, 7.000%, 7/15/04                                   USD    100,000 $      107,570
 Philippine Long Distance Telephone Co., 8.350%, 3/06/17**            1,950,000      1,174,875
 RCN Corp., 0.000%, 10/15/07 (step to 11.125% on 10/15/02)#           3,500,000        805,000
 RCN Corp., 0.000%, 2/15/08 (step to 9.800% on 2/15/03)#              4,350,000      1,000,500
 RCN Corp., 0.000%, 7/01/08 (step to 11.000% on 7/01/03)#             2,100,000        483,000
 Sprint Capital Corp., 6.875%, 11/15/28                               5,670,000      5,084,289
 Sprint Capital Corp., 6.900%, 5/01/19                                1,050,000        965,475
 Teligent, Inc., 0.000%, 3/01/08 (step to 11.500% on 3/01/03)#^       2,500,000          6,250
 WorldCom, Inc., 6.950%, 8/15/28                                      2,310,000      1,955,715
                                                                                --------------
                                                                                    18,350,243
                                                                                --------------

TELECOMMUNICATIONS--WIRELESS--0.7%
 Motorola, Inc., 5.800%, 10/15/08                                       275,000        246,571
 Motorola, Inc., 6.500%, 11/15/28                                       325,000        250,822
 Motorola, Inc., 7.625%, 11/15/10                                       350,000        349,965
 Nextel Communications, Inc., 0.000%, 10/31/07 (step to
  9.750% on 10/31/02)#                                                1,725,000      1,000,500
 Nextel Communications, Inc., 0.000%, 2/15/08 (step to 9.950%
  on 2/15/03)#                                                        1,000,000        510,000
 Nextel International, Inc., 0.000%, 4/15/08 (step to 12.125% on
  4/15/03)#                                                           3,845,000        499,850
 Nextel International, Inc., 12.750%, 8/01/10                           500,000        137,500
                                                                                --------------
                                                                                     2,995,208
                                                                                --------------

TEXTILE & APPAREL--0.3%
 Kellwood Co., 7.625%, 10/15/17                                       2,000,000      1,414,924
 Phillips Van Heusen Corp., 7.750%, 11/15/23                             50,000         41,000
                                                                                --------------
                                                                                     1,455,924
                                                                                --------------

TOBACCO--2.0%
 Philip Morris Cos., Inc., 7.750%, 1/15/27                            8,150,000      8,420,987
                                                                                --------------

TRANSPORTATION--0.3%
 American President Cos. Ltd., 7.125%, 11/15/03                       1,250,000        975,000
 American President Cos. Ltd., 8.000%, 1/15/24                          150,000         87,000
 Norfolk Southern Corp., 7.800%, 5/15/27                                 50,000         51,671
                                                                                --------------
                                                                                     1,113,671
                                                                                --------------

UTILITIES--3.8%
 AES Corp., 8.875%, 11/01/27                                          1,000,000        650,000
 Boston Edison Co., 7.800%, 3/15/23                                     500,000        504,821
 Enersis SA, 7.400%, 12/01/16**                                       2,000,000      1,766,176
 KN Capital Trust, 7.630%, 4/15/28                                    1,000,000        918,120
 KN Energy, Inc., 7.250%, 3/01/28                                     3,850,000      3,780,276



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                            Face
                                                          Amount        Value +
 -------------------------------------------------------------------------------
 BONDS AND NOTES - continued

 UTILITIES--CONTINUED
  Korea Electric Power Corp., 7.400%, 4/01/16**   USD  1,108,890 $    1,102,458
  Potomac Electric Power Co., 6.250%, 10/15/07           100,000        106,326
  Quezon Power Philippines Co., 8.860%, 6/15/17**      1,820,000      1,365,000
  Salton Sea Funding Corp., 7.840%, 5/30/10              750,000        728,250
  Tata Electric Co., 8.500%, 8/19/17 144A**            3,150,000      2,584,606
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**      1,790,000      1,387,612
  Texas-New Mexico Power Co., 6.250%, 1/15/09          1,000,000        949,450
                                                                 --------------
                                                                     15,843,095
                                                                 --------------

 UTILITIES--ELECTRIC--0.1%
  Transener SA, 9.250%, 4/01/08 144A**                 1,000,000        630,000
                                                                 --------------
  TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $390,039,973)                                   345,484,216
                                                                 --------------

 CONVERTIBLE BONDS--11.0%

 AUTO & RELATED--0.9%
  Exide Corp., 2.900%, 12/15/05 144A                   2,759,000        924,265
  Magna International, Inc., 4.875%, 2/15/05           3,000,000      2,992,500
                                                                 --------------
                                                                      3,916,765
                                                                 --------------

 BANKING & FINANCE--0.1%
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04**        475,000        257,688
                                                                 --------------

 BUILDING & CONSTRUCTION--0.1%
  Empresas ICA Sociedad, 5.000%, 3/15/04**               700,000        378,000
                                                                 --------------

 CANADIAN--0.0%
  Rogers Communications, Inc., 2.000%, 11/26/05          250,000        194,700
                                                                 --------------

 COMPUTERS--0.7%
  Hutchinson Technology, Inc., 6.000%, 3/15/05         1,100,000        962,500
  Maxtor Corp., 5.750%, 3/01/12                          507,000        344,760
  Quantum Corp., 7.000%, 8/01/04                       1,000,000        865,000
  Western Digital, Zero Coupon Bond, 2/18/18           2,000,000        660,000
  Western Digital, Zero Coupon Bond, 2/18/18 144A        750,000        247,500
                                                                 --------------
                                                                      3,079,760
                                                                 --------------

 DIVERSIFIED OPERATIONS--0.1%
  Ogden Corp., 5.750%, 10/20/02                          350,000        343,117
                                                                 --------------

 ELECTRONIC COMPONENTS--SEMICONDUCTORS--1.6%
  Analog Devices, Inc., 4.750%, 10/01/05               6,650,000      6,109,687
  Richardson Electronics Ltd., 7.250%, 12/15/06          300,000        240,000
  Vitesse Semiconductor Corp., 4.000%, 3/15/05           250,000        197,188
                                                                 --------------
                                                                      6,546,875
                                                                 --------------

 FINANCIAL SERVICES--0.1%
  Telewest Finance, 6.000%, 7/07/05                    1,000,000        584,233
                                                                 --------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                Face
                                                              Amount        Value +
------------------------------------------------------------------------------------
BONDS AND NOTES -- continued

FOOD--PROCESSING--0.2%
 Burns, Philp, 5.500%, 4/30/04**                      USD  1,000,000 $      795,000
                                                                     --------------

HEALTHCARE--BIOTECHNOLOGY--0.3%
 Affymetrix, Inc., 4.750%, 2/15/07                           375,000        228,750
 Affymetrix, Inc., 4.750%, 2/15/07 144A                      500,000        305,000
 Human Genome Sciences, Inc., 3.750%, 3/15/07 144A         1,000,000        682,500
                                                                     --------------
                                                                          1,216,250
                                                                     --------------

HEALTHCARE--DRUGS--0.2%
 Glycomed, Inc., 7.500%, 1/01/03                             550,000        451,000
 NABI, Inc., 6.500%, 2/01/03                                 525,000        467,250
                                                                     --------------
                                                                            918,250
                                                                     --------------

HEALTHCARE--SERVICES--0.0%
 Tenet Healthcare Corp., 6.000%, 12/01/05                    250,000        220,775
                                                                     --------------

HOTELS--0.1%
 Hilton Hotels Corp., 5.000%, 5/15/06                        400,000        350,040
                                                                     --------------

INDUSTRIAL EQUIPMENT--0.1%
 MascoTech, Inc., 4.500%, 12/15/03                           500,000        422,500
                                                                     --------------

INSURANCE--3.4%
 Loews Corp., 3.125%, 9/15/07                             16,700,000     14,221,720
                                                                     --------------

MACHINERY--0.0%
 Intevac, Inc., 6.500%, 3/01/04                              150,000         66,750
                                                                     --------------

MANUFACTURING--0.2%
 Hexcel Corp., 7.000%, 8/01/03                               205,000        167,075
 Hexcel Corp., 7.000%, 8/01/11                               750,000        475,312
                                                                     --------------
                                                                            642,387
                                                                     --------------

OFFICE EQUIPMENT--1.2%
 Xerox Corp., 0.570%, 4/21/18                             10,084,000      5,042,000
                                                                     --------------

OIL--DRILLING EQUIPMENT--0.1%
 Parker Drilling Co., 5.500%, 8/01/04                        300,000        265,020
                                                                     --------------

OIL & GAS--0.5%
 Devon Energy Corp., 4.900%, 8/15/08                         900,000        906,210
 Devon Energy Corp., 4.950%, 8/15/08                         500,000        506,100
 Key Energy Group, Inc., 5.000%, 9/15/04                     500,000        462,500
 Noram Energy Corp., 6.000%, 3/15/12                         250,000        237,187
                                                                     --------------
                                                                          2,111,997
                                                                     --------------

OIL & GAS--MAJOR INTEGRATED--0.1%
 Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04**        500,000        435,000
                                                                     --------------

REAL ESTATE INVESTMENT TRUSTS--0.4%
 Federal Realty Investors Trust, 5.250%, 10/28/03          1,750,000      1,631,000
 Sizeler Property Investors, Inc., 8.000%, 7/15/03           250,000        233,950
                                                                     --------------
                                                                          1,864,950
                                                                     --------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                           Face
                                                         Amount        Value +
 ------------------------------------------------------------------------------
 BONDS AND NOTES - continued

 TELECOMMUNICATIONS--0.6%
  Colt Telecom Group Plc, 2.000%, 3/29/06**      EUR    400,000 $      161,784
  Colt Telecom Group Plc, 2.000%, 12/16/06**          2,050,000        726,666
  Colt Telecom Group Plc, 2.000%, 4/03/07**           2,000,000        772,565
  NTL Communications, Inc., 5.750%, 12/15/09     USD  1,350,000        243,000
  Telewest Communications Plc, 5.250%, 2/19/07** GBP    650,000        537,647
                                                                --------------
                                                                     2,441,662
                                                                --------------

 TEXTILE & APPAREL--0.0%
  Dixie Yarns, Inc., 7.000%, 5/15/12             USD    154,000         46,200
                                                                --------------
  TOTAL CONVERTIBLE BONDS
   (Identified Cost $50,145,707)                                    46,361,639
                                                                --------------
  TOTAL BONDS AND NOTES
   (Identified Cost $440,185,680)                                  391,845,855
                                                                --------------

                                                         Shares
 ------------------------------------------------------------------------------
 COMMON STOCKS - 0.3% of net assets

 ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.2%
  Park Electrochemical Corp.                             42,632        927,246
                                                                --------------

 OIL & GAS--0.1%
  Diamond Offshore Drilling, Inc.                        12,345        311,341
  Seabulk International, Inc.*                           20,217         75,814
                                                                --------------
                                                                       387,155
                                                                --------------

 STEEL--0.0%
  Geneva Steel Holdings Corp.*                           27,419         15,080
                                                                --------------

 TELECOMMUNICATIONS--0.0%
  Loxley Public Co. Ltd.*                               278,383         28,183
                                                                --------------
  TOTAL COMMON STOCKS
   (Identified Cost $3,643,826)                                      1,357,664
                                                                --------------

 PREFERRED STOCKS - 2.9% of net assets

 NON-CONVERTIBLE PREFERRED STOCKS--1.7%

 CHEMICALS--MAJOR--0.0%
  E.I. du Pont DeNemours & Co., $3.50                       300         17,550
                                                                --------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001


                                                                Shares        Value +
--------------------------------------------------------------------------------------
PREFERRED STOCKS - continued

REAL ESTATE INVESTMENT TRUSTS--1.0%
 AMB Property Corp., 8.500%                                     16,300 $      410,760
 CarrAmerica Realty Corp., Series B, 8.570%                     38,000        919,600
 Colonial Properties Trust, Series A, 8.750%                    24,700        616,265
 Developers Diversified Realty Corp., 8.680%                     5,300        128,790
 Developers Diversified Realty Corp., Class C, 8.375%           26,800        631,140
 Duke-Weeks Realty Corp., Series F, 8.000%                       5,500        136,070
 Equity Residential Properties Trust, Series L, 7.625%           9,200        221,720
 First Industrial Realty Trust, Inc., Series B, 8.750%           3,250         79,950
 First Industrial Realty Trust, Inc., Series D, 7.950%           5,900        133,930
 First Industrial Realty Trust, Inc., Series E, 7.900%          15,750        352,800
 Highwoods Properties, Inc., Series B, 8.000%                   11,300        252,555
 Highwoods Properties, Inc., Series D, 8.000%                   13,900        305,939
 ProLogis Trust, Series D, 7.920%                                3,400         77,010
 Public Storage, Inc., Series L, 8.250%                          6,500        164,060
                                                                       --------------
                                                                            4,430,589
                                                                       --------------

TELECOMMUNICATIONS--0.1%
 Adelphia Business Solutions, Inc., Series B, 12.875% PIK        2,709        325,026
                                                                       --------------

UTILITIES--0.6%
 Del Marva Power & Light Co., 4.000%                               434         24,087
 Dynegy, Inc., 4.080%                                              100          3,095
 Dynegy, Inc., 4.260%                                              100          3,050
 Entergy Louisiana, Inc., 4.440%                                   830         43,890
 Entergy New Orleans, Inc., 4.360%                                  90          4,826
 Entergy New Orleans, Inc., 4.750%                               2,876        168,067
 MDU Resources Group, Inc., 5.100% 144A                            840         78,120
 Niagara Mohawk Power Corp., 3.400%                              5,200        234,000
 Niagara Mohawk Power Corp., 3.600%                                300         14,400
 Niagara Mohawk Power Corp., 3.900%                                450         22,500
 Niagara Mohawk Power Corp., 4.850%                              2,850        176,700
 Pacific Gas & Electric Co., 5.000%^                            18,900        212,625
 Pacific Gas & Electric Co., Series H, 4.500%^                  10,000        103,000
 Pacific Gas & Electric Co., 6.570%^                            35,000        623,000
 Public Service Electric & Gas Co., 4.180%                       1,950        122,850
 Southern California Edison Co., 6.450%                          2,500        135,781
 Union Electric Co., $4.50                                       6,500        429,000
 Xcel Energy, Inc., 4.110%                                         100          6,200
                                                                       --------------
                                                                            2,405,191
                                                                       --------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $8,144,301)                                              7,178,356
                                                                       --------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001


                                                            Shares        Value +
----------------------------------------------------------------------------------
PREFERRED STOCKS - continued

CONVERTIBLE PREFERRED STOCKS -- 1.2%

BUILDING MATERIALS--0.0%
 Owens Corning, 6.500%144A/\                                83,000 $      114,125
                                                                   --------------

FINANCIAL SERVICES--0.1%
 Newell Financial Trust I, 5.250%                           12,500        454,688
                                                                   --------------

METALS--0.0%
 Bethlehem Steel Corp., $3.50/\                              7,500         30,000
                                                                   --------------

OIL & GAS--0.5%
 EVI, Inc., 5.000%                                          53,500      2,093,187
                                                                   --------------

REAL ESTATE INVESTMENT TRUSTS--0.2%
 Equity Residential Properties Trust, 7.250%                38,000        966,340
                                                                   --------------

RETAIL--GENERAL--0.1%
 Kmart Financing Corp., 7.750%                               7,000        260,330
                                                                   --------------

TELECOMMUNICATIONS--0.3%
 Philippine Long Distance Telephone Co., $3.50 GDS**        40,000        976,000
                                                                   --------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $7,588,132)                                          4,894,670
                                                                   --------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $15,732,433)                                        12,073,026
                                                                   --------------
WARRANTS - 0.0% of net assets

FOREST & PAPER PRODUCTS--0.0%
 Asia Pulp & Paper Ltd., expiring 03/15/05 144A* **          2,900              0
                                                                   --------------

OIL & GAS--0.0%
 Seabulk International, Inc., expiring 06/30/07 144A*        2,822          5,644
 Seabulk International, Inc., expiring 12/15/03 *              761            285
                                                                   --------------
                                                                            5,929
                                                                   --------------
 TOTAL WARRANTS
  (Identified Cost $6,531)                                                  5,929
                                                                   --------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001


                                                                          Face
                                                                        Amount       Value +
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.5% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $6,526,088 on 10/01/01
  collateralized by $5,735,000 U.S. Treasury Note, 7.875% due
  11/15/04 with a value of $6,659,769                           USD  6,525,000  $  6,525,000
                                                                               -------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $6,525,000)                                                     6,525,000
                                                                               -------------
TOTAL INVESTMENTS--98.0%
 (IDENTIFIED COST $466,093,470)@                                                 411,807,474
 Cash and Other Assets, Less Liabilities--2.0%                                     8,283,607
                                                                               -------------
NET ASSETS--100%                                                                $420,091,081
                                                                               =============

+  See Note 1.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
** Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
^  Security in default
PIKAll or a portion of income may be received as additional securities.
*  Non-income producing security
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $466,168,707 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,418,601 and $66,779,834, respectively, resulting in net unrealized depreciation of $54,361,233.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
GBP: Great British Pound
GDS: Global Depositary Shares
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Loomis Sayles High Yield Fixed Income Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                     Face
                                                                   Amount       Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - 87.1% of net assets

NON-CONVERTIBLE BONDS--66.6%

AGRICULTURAL--1.5%
 IMC Global, Inc., 7.300%, 1/15/28                         USD    225,000 $     135,000
 IMC Global, Inc., 7.375%, 8/01/18                                500,000       342,712
                                                                          -------------
                                                                                477,712
                                                                          -------------

AIRLINES--0.6%
 Delta Air Lines, Inc., 8.300%, 12/15/29                          250,000       187,500
                                                                          -------------

AUTO & RELATED--1.8%
 Dana Corp., 7.000%, 3/01/29                                      500,000       335,000
 Dana Corp., 9.000%, 8/15/11 144A                          EUR    300,000       245,403
                                                                          -------------
                                                                                580,403
                                                                          -------------

BANKING & FINANCE--3.4%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27**               USD    525,000       341,250
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**             400,000       306,000
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                 250,000       200,000
 Siam Commercial Bank Public Co. Ltd., 7.500%,
  3/15/06 144A**                                                  275,000       253,000
                                                                          -------------
                                                                              1,100,250
                                                                          -------------

CANADIAN--0.6%
 Nortel Networks Ltd., 6.125%, 2/15/06                            250,000       195,485
                                                                          -------------

CHEMICALS--1.4%
 Borden, Inc., 7.875%, 2/15/23                                    495,000       331,897
 Borden, Inc., 9.200%, 3/15/21                                    150,000       117,642
                                                                          -------------
                                                                                449,539
                                                                          -------------

CHEMICALS--SPECIALTY--0.6%
 Solutia, Inc., 7.375%, 10/15/27                                  250,000       204,573
                                                                          -------------

COMMUNICATIONS--3.9%
 Charter Communications Holdings, 0.000%, 4/01/11 (step to
  9.920% on 4/04/04)#                                           1,250,000       812,500
 Williams Communications Group, Inc., 10.700%, 10/01/07           375,000       157,500
 Williams Communications Group, Inc., 11.700%, 8/01/08            375,000       157,500
 Williams Communications Group, Inc., 11.875%, 8/01/10            250,000       105,000
                                                                          -------------
                                                                              1,232,500
                                                                          -------------

ELECTRONIC COMPONENTS--0.0%
 Zenith Electronics Corp., 8.190%, 11/01/09                       145,000        14,500
                                                                          -------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.4%
 Hyundai Semiconductor, 8.625%, 5/15/07 144A**                    355,000       131,350
                                                                          -------------

ENTERTAINMENT--0.5%
 Boston Celtics Ltd., 6.000%, 6/30/38                              44,000        24,915
 Cablevision SA, 13.750%, 4/30/07**                               275,000       126,500
                                                                          -------------
                                                                                151,415
                                                                          -------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                          Face
                                                                        Amount       Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

FINANCIAL SERVICES--3.2%
 Green Tree Financial Corp., 7.590%, 7/15/29                    USD    250,000 $     154,250
 Green Tree Financial Corp., 7.900%, 4/15/27                           125,000        76,250
 Murrin Murrin Holdings Property Ltd., 9.375%, 8/31/07**               425,000       318,750
 Panda Funding Corp., 11.625%, 8/20/12                                 267,338       267,337
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07^ **              600,000        60,000
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^ **              700,000        63,000
 PTC International Finance BV, 0.000%, 7/01/07
  (step to 10.750% on 7/01/02)# **                                     100,000        75,000
                                                                               -------------
                                                                                   1,014,587
                                                                               -------------

FOOD & BEVERAGE--1.0%
 Compania de Alimentos Fargo SA, 13.250%, 8/01/08**                    625,000       306,250
                                                                               -------------

FOREIGN GOVERNMENT/AGENCY--9.3%
 Republic of Argentina, 8.875%, 3/01/29                                325,000       151,158
 Republic of Brazil, 10.125%, 5/15/27                                  675,000       424,406
 Republic of Brazil C Bond, 8.000%, 4/15/14                          1,108,267       745,309
 Republic of Ecuador, 12.000%, 11/15/12 144A                           225,000       147,375
 Republic of Panama, 4.750%, 7/17/14                                   168,519       147,803
 Republic of Peru, 4.000%, 3/07/17 (step to 4.500% on 3/07/03)#        700,000       448,910
 Republic of South Africa, 13.500%, 9/15/15                     ZAR  1,500,000       199,291
 Republic of Venezuela, 9.250%, 9/15/27                         USD  1,050,000       703,500
                                                                               -------------
                                                                                   2,967,752
                                                                               -------------

FOREST & PAPER PRODUCTS--0.1%
 APP China Group Ltd., 14.000%, 3/15/10 144A^ **                       250,000        15,000
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04^ **                      250,000        33,750
                                                                               -------------
                                                                                      48,750
                                                                               -------------

FREIGHT TRANSPORTATION--0.9%
 Transportacion Maritima Mexicana SA de CV, 10.250%, 11/15/06**        375,000       289,687
                                                                               -------------

INSURANCE--0.2%
 Conseco Finance Trust III, 8.796%, 4/01/27                            125,000        60,000
                                                                               -------------

OFFICE EQUIPMENT--1.7%
 Xerox Capital Trust I, 8.000%, 2/01/27                                975,000       536,250
                                                                               -------------

OIL & GAS--6.3%
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                          1,000,000       729,440
 Petroleos Mexicanos, 8.625%, 12/01/23 144A**                          275,000       247,500
 Petroleos Mexicanos, 9.250%, 3/30/18**                                475,000       460,750
 Pioneer Natural Resources Co., 7.200%, 1/15/28                        500,000       401,250
 Seabulk International, Inc., 12.500%, 6/30/07                         253,877       185,330
                                                                               -------------
                                                                                   2,024,270
                                                                               -------------

OIL & GAS REFINING--0.1%
 Clark Oil & Refining Corp., 9.500%, 9/15/04                            48,000        45,120
                                                                               -------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                           Face
                                                                         Amount       Value +
----------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

RAIL--TRANSPORT--2.2%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45                  USD    172,000 $     100,190
 TFM SA de CV, 0.000%, 6/15/09 (step to 11.750% on
  6/15/02)# **                                                          750,000       592,500
                                                                                -------------
                                                                                      692,690
                                                                                -------------

RETAIL--GENERAL--6.9%
 Dillard's, Inc., 7.000%, 12/01/28                                      250,000       172,360
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18                  250,000       165,000
 Dillon Read Structured Finance Corp., 8.375%, 8/15/15                  250,000       182,500
 Dillon Read Structured Finance Corp., Series A, 6.660%,
  8/15/10                                                               168,490       131,422
 J.C. Penney Co., Inc., 6.875%, 10/15/15                                250,000       180,000
 J.C. Penney Co., Inc., 7.125%, 11/15/23                                300,000       225,253
 J.C. Penney Co., Inc., 7.375%, 8/15/08                                 250,000       226,250
 Kmart Corp., 7.950%, 2/01/23                                           200,000       158,000
 Woolworth Corp., 8.500%, 1/15/22                                       910,000       765,175
                                                                                -------------
                                                                                    2,205,960
                                                                                -------------

TELECOMMUNICATIONS--11.0%
 Alestra SA de RL de CV, 12.125%, 5/15/06**                             125,000        94,375
 Broadband Technologies, Inc., 5.000%, 5/15/01/\                        415,000         2,075
 Call-Net Enterprises, Inc., 0.000%, 5/15/09 (step to 10.800% on
  5/15/04)**#                                                           500,000        85,000
 Call-Net Enterprises, Inc., 8.000%, 8/15/08**                          500,000       115,000
 Global Crossing Holdings Ltd., 8.700%, 8/01/07                         150,000        62,250
 Global Crossing Holdings Ltd., 9.500%, 11/15/09                        250,000       103,750
 Hyperion Telecommunications, Inc., Series B, 13.000%, 4/15/03          150,000        67,500
 Level 3 Communications, Inc., 0.000%, 12/01/08 (step to
  10.500% on 12/01/03)#                                               1,000,000       270,000
 Level 3 Communications, Inc., 0.000%, 3/15/10 (step to
  12.875% on 03/15/05)#                                                 500,000       100,000
 Level 3 Communications, Inc., 10.750%, 3/15/08                  EUR    250,000        90,890
 Loxley Public Co. Ltd., 7.000%, 4/30/08**                       USD    124,317        48,484
 Lucent Technologies, Inc., 6.450%, 3/15/29                           1,225,000       784,000
 McLeodUSA, Inc., 11.375%, 1/01/09                                      250,000        72,500
 Nextlink Communications, Inc., 0.000%, 4/15/08 (step to
  9.450% on 4/15/03)#                                                 1,225,000       159,250
 Nextlink Communications, Inc., 0.000%, 6/01/09 (step to
  12.250% on 6/01/04)#                                                1,000,000        85,000
 Nextlink Communications, Inc., 10.500%, 12/01/09                       250,000        45,000
 NTL Communications Corp., Series B, 0.000%, 4/15/09 (step to
  9.750% on 4/15/04)#                                            GBP  1,025,000       391,768
 Philippine Long Distance Telephone Co., 8.350%, 3/06/17**       USD    575,000       346,437
 RCN Corp., 0.000%, 10/15/07 (step to 11.125% on 10/15/02)#             500,000       115,000
 RCN Corp., 0.000%, 2/15/08 (step to 9.800% on 2/15/03)#              1,850,000       425,500
 RCN Corp., 0.000%, 7/01/08 (step to 11.000% on 7/01/03)#               150,000        34,500

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                          Face
                                                                        Amount       Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--CONTINUED
 Teligent, Inc., 0.000%, 3/01/08 (step to 11.500% on 3/01/03)#/\USD  1,425,000 $       3,563
                                                                               -------------
                                                                                   3,501,842
                                                                               -------------

TELECOMMUNICATIONS--WIRELESS--3.7%
 Microcell Telecommunications, Inc., 0.000%, 10/15/07 (step to
  11.125% on 10/15/02)**#                                       CAD    785,000       189,109
 Nextel Communications, Inc., 0.000%, 10/31/07
  (step to 9.750% on 10/31/02)#                                 USD    400,000       232,000
 Nextel Communications, Inc., 0.000%, 2/15/08
  (step to 9.950% on 2/15/03)#                                         400,000       204,000
 Nextel Communications, Inc., 9.375%, 11/15/09                         150,000        91,500
 Nextel International, Inc., 0.000%, 4/15/07
  (step to 13.000% on 4/15/02)#                                        200,000        38,000
 Nextel International, Inc., 0.000%, 4/15/08
  (step to 12.125% on 4/15/03)#                                        650,000        84,500
 US Unwired, Inc., Series B, 0.000%, 11/01/09
  (step to 13.375% on 11/01/04)#                                       600,000       330,000
                                                                               -------------
                                                                                   1,169,109
                                                                               -------------

TEXTILE & APPAREL--0.8%
 Burlington Industries, Inc., 7.250%, 9/15/05                          200,000        46,000
 Phillips Van Heusen Corp., 7.750%, 11/15/23                           275,000       225,500
                                                                               -------------
                                                                                     271,500
                                                                               -------------

TRANSPORTATION--0.8%
 American President Cos. Ltd., 7.125%, 11/15/03                        125,000        97,500
 American President Cos. Ltd., 8.000%, 1/15/24                         250,000       145,000
                                                                               -------------
                                                                                     242,500
                                                                               -------------

UTILITIES--3.7%
 Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07**              375,000       262,500
 Quezon Power Philippines Co., 8.860%, 6/15/17**                       325,000       243,750
 Tata Electric Co., 8.500%, 8/19/17 144A**                             500,000       410,255
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**                       335,000       259,693
                                                                               -------------
                                                                                   1,176,198
                                                                               -------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $30,523,062)                                                   21,277,692
                                                                               -------------

CONVERTIBLE BONDS--20.5%
AUTO & RELATED--0.4%
 Exide Corp., 2.900%, 12/15/05 144A                                    360,000       120,600
                                                                               -------------

BANKING & FINANCE--0.5%
 Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04**                       320,000       173,600
                                                                               -------------

BUILDING & CONSTRUCTION--0.4%
 Empresas ICA Sociedad, 5.000%, 3/15/04**                              250,000       135,000
                                                                               -------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                Face
                                                              Amount       Value +
-----------------------------------------------------------------------------------
BONDS AND NOTES - continued

CANADIAN--1.3%
 Rogers Communications, Inc., 2.000%, 11/26/05        USD    535,000 $     416,658
                                                                     -------------

COMMUNICATIONS EQUIPMENT--0.5%
 ONI Systems Corp., 5.000%, 10/15/05                         200,000       147,720
                                                                     -------------

COMPUTERS--2.3%
 Maxtor Corp., 5.750%, 3/01/12                               420,000       285,600
 Quantum Corp., 7.000%, 8/01/04                              100,000        86,500
 S3, Inc., 5.750%, 10/01/03                                  237,000       123,240
 Western Digital, Zero Coupon Bond, 2/18/18                  500,000       165,000
 Western Digital, Zero Coupon Bond, 2/18/18 144A             223,000        73,590
                                                                     -------------
                                                                           733,930
                                                                     -------------

COMPUTER SERVICES--0.2%
 Juniper Networks, Inc., 4.750%, 3/15/07                     100,000        62,960
                                                                     -------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--3.6%
 Amkor Technology, Inc., 5.000%, 3/15/07                     300,000       182,625
 Analog Devices, Inc., 4.750%, 10/01/05                      300,000       275,625
 Cypress Semiconductor Corp., 3.750%, 7/01/05                300,000       238,680
 Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06        100,000        75,550
 Richardson Electronics Ltd., 7.250%, 12/15/06               100,000        80,000
 Vitesse Semiconductor Corp., 4.000%, 3/15/05                400,000       315,500
                                                                     -------------
                                                                         1,167,980
                                                                     -------------

FINANCIAL SERVICES--0.3%
 Telewest Finance, 6.000%, 7/07/05                           185,000       108,083
                                                                     -------------

HEALTHCARE--BIOTECHNOLOGY--2.4%
 Affymetrix, Inc., 4.750%, 2/15/07                           350,000       213,500
 Affymetrix, Inc., 4.750%, 2/15/07 144A                      150,000        91,500
 Human Genome Sciences, Inc., 3.750%, 3/15/07                225,000       152,842
 Human Genome Sciences, Inc., 3.750%, 3/15/07 144A           450,000       307,125
                                                                     -------------
                                                                           764,967
                                                                     -------------

HEALTHCARE--DRUGS--1.9%
 Glycomed, Inc., 7.500%, 1/01/03                             410,000       336,200
 NABI, Inc., 6.500%, 2/01/03                                 320,000       284,800
                                                                     -------------
                                                                           621,000
                                                                     -------------

HEALTHCARE--SERVICES--0.2%
 Medical Care International, Inc., 6.750%, 10/01/06           50,000        49,500
                                                                     -------------

INDUSTRIAL EQUIPMENT--1.4%
 MascoTech, Inc., 4.500%, 12/15/03                           525,000       443,625
                                                                     -------------

INSURANCE--0.7%
 Loews Corp., 3.125%, 9/15/07                                250,000       212,900
                                                                     -------------

MACHINERY--0.1%
 Intevac, Inc., 6.500%, 3/01/04                               56,000        24,920
                                                                     -------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                            Face
                                                          Amount       Value +
  -----------------------------------------------------------------------------
  BONDS AND NOTES - continued

  MANUFACTURING--0.4%
   Hexcel Corp., 7.000%, 8/01/03                  USD     64,000 $      52,160
   Hexcel Corp., 7.000%, 8/01/11                          98,000        62,108
                                                                 -------------
                                                                       114,268
                                                                 -------------

  OFFICE EQUIPMENT--0.4%
   Xerox Corp., 0.570%, 4/21/18                          250,000       125,000
                                                                 -------------

  OIL--DRILLING EQUIPMENT--0.4%
   Parker Drilling Co., 5.500%, 8/01/04                  150,000       132,510
                                                                 -------------

  RETAIL--SPECIALTY--0.1%
   CML Group, Inc., 5.500%, 1/15/03/\                     81,000            51
   Jacobson Stores, Inc., 6.750%, 12/15/11                56,000        42,280
                                                                 -------------
                                                                        42,331
                                                                 -------------

  TELECOMMUNICATIONS--3.0%
   CIENA Corp., 3.750%, 2/01/08                          100,000        65,770
   Colt Telecom Group Plc, 2.000%, 3/29/06**      EUR    500,000       202,230
   Colt Telecom Group Plc, 2.000%, 12/16/06**            775,000       274,715
   Colt Telecom Group Plc, 2.000%, 4/03/07**             125,000        48,286
   Level 3 Communications, Inc., 6.000%, 3/15/10  USD    250,000        62,187
   NTL Communications, Inc., 5.750%, 12/15/09            575,000       103,500
   Telewest Communications Plc, 5.250%, 2/19/07** GBP    250,000       206,788
                                                                 -------------
                                                                       963,476
                                                                 -------------

  TEXTILE & APPAREL--0.0%
   Dixie Yarns, Inc., 7.000%, 5/15/12             USD     28,000         8,400
                                                                 -------------
   TOTAL CONVERTIBLE BONDS
    (Identified Cost $7,986,452)                                     6,569,428
                                                                 -------------
   TOTAL BONDS AND NOTES
    (Identified Cost $38,509,514)                                   27,847,120
                                                                 -------------

                                                          Shares
  -----------------------------------------------------------------------------
  COMMON STOCKS - 2.9% of net assets

  FOREST & PAPER PRODUCTS--1.0%
   Sappi Ltd. ADR* **                                     34,500       303,600
                                                                 -------------

  OIL & GAS--0.7%
   Seabulk International, Inc.*                            6,493        24,349
   Trico Marine Services, Inc.*                           33,866       200,486
                                                                 -------------
                                                                       224,835
                                                                 -------------

  REAL ESTATE INVESTMENT TRUSTS--1.2%
   Associated Estates Realty Corp.                        12,600       120,960
   Developers Diversified Realty Corp.                    14,550       261,173
                                                                 -------------
                                                                       382,133
                                                                 -------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001


                                                                Shares       Value +
-------------------------------------------------------------------------------------
COMMON STOCKS - continued

STEEL--0.0%
 Geneva Steel Holdings Corp.*                                    1,846 $       1,015
                                                                       -------------

TELECOMMUNICATIONS--0.0%
 Loxley Public Co. Ltd.*                                        79,552         8,054
                                                                       -------------
 TOTAL COMMON STOCKS
  (Identified Cost $1,331,615)                                               919,637
                                                                       -------------

PREFERRED STOCKS - 6.4% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--3.6%

BANKING & FINANCE--0.0%
 Siam Commercial Bank Public Co. Ltd., 5.250% 144A* **          30,000         9,955
                                                                       -------------

REAL ESTATE INVESTMENT TRUSTS--1.2%
 JDN Realty Corp., Series A, 9.375%                              3,800        84,550
 La Quinta Properties, Inc., Series A, 9.000%                   14,800       294,520
                                                                       -------------
                                                                             379,070
                                                                       -------------

TELECOMMUNICATIONS--0.1%
 Adelphia Business Solutions, Inc., Series B, 12.875% PIK          342        41,041
                                                                       -------------

UTILITIES--2.3%
 Central Maine Power Co., 3.500%                                 1,320        63,360
 Entergy Gulf States, Inc., 4.400%                                 100         5,850
 Niagara Mohawk Power Corp., 3.400%                              1,860        83,700
 Niagara Mohawk Power Corp., 3.600%                              1,560        74,880
 Niagara Mohawk Power Corp., 4.100%                              1,890        98,280
 Niagara Mohawk Power Corp., 5.250%                                100         6,850
 Pacific Gas & Electric Co., 5.000%/\                           10,000       112,500
 Southern California Edison Co., 7.230%                          5,000       283,906
                                                                       -------------
                                                                             729,326
                                                                       -------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,168,267)                                             1,159,392
                                                                       -------------

CONVERTIBLE PREFERRED STOCKS--2.8%
BUILDING MATERIALS--0.1%
 Owens Corning, 6.500%/\                                        17,500        24,063
                                                                       -------------

COMMUNICATIONS--0.1%
 Williams Communications Group, Inc., 6.750% 144A                5,000        41,875
                                                                       -------------

METALS--0.1%
 Bethlehem Steel Corp., $3.50/\                                 10,000        40,000
                                                                       -------------

OIL & GAS--0.7%
 Western Gas Resources, Inc., $2.625                             5,000       217,500
                                                                       -------------

RETAIL--GENERAL--0.8%
 Kmart Financing Corp., 7.750%                                   6,500       241,735
                                                                       -------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001


                                                                       Shares     Value +
------------------------------------------------------------------------------------------
PREFERRED STOCKS - continued

TELECOMMUNICATIONS--1.0%
 Philippine Long Distance Telephone Co., $3.50 GDS                     13,450 $   328,180
                                                                              -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,658,995)                                                    893,353
                                                                              -----------
 TOTAL PREFERRED STOCKS
  (Identified Cost $2,827,262)                                                  2,052,745
                                                                              -----------

WARRANTS - 0.0% of net assets

FINANCIAL SERVICES--0.0%
 Siam Commercial Bank Public Co. Ltd., expiring 5/10/02*               30,000         607
                                                                              -----------

FOREST & PAPER PRODUCTS--0.0%
 Asia Pulp & Paper Ltd., expiring 03/15/05 144A*                          250           0
                                                                              -----------

OIL & GAS--0.0%
 Seabulk International, Inc., expiring 06/30/07 144A*                   1,411       2,822
 Seabulk International, Inc., expiring 12/15/03*                          163          61
                                                                              -----------
                                                                                    2,883
                                                                              -----------
 TOTAL WARRANTS
  (Identified Cost $1,427)                                                          3,490
                                                                              -----------

                                                                         Face
                                                                       Amount
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.8% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $244,041 on 10/01/01 collateralized by $185,000 U.S. Treasury Bond, 8.000% due 11/15/21 with a
  value of $249,056                                               USD 244,000     244,000
                                                                              -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $244,000)                                                      244,000
                                                                              -----------
TOTAL INVESTMENTS--97.2%
 (IDENTIFIED COST $42,913,818)@                                                31,066,992
 Cash and Other Assets, Less Liabilities--2.8%                                    904,894
                                                                              -----------
NET ASSETS--100%                                                              $31,971,886
                                                                              ===========

+  See Note 1.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
** Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
^  Security in default
PIKAll or a portion of income may be received as additional securities.
*  Non-income producing security
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $43,004,585 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,556,182 and $13,493,775, respectively, resulting in net unrealized depreciation of $11,937,593.



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001


Key to Abbreviations:
ADR: American Depositary Receipts
CAD: Canadian Dollar
EUR: Euro
GBP: Great British Pound
GDS: Global Depositary Shares
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

Loomis Sayles Intermediate Duration Fixed Income Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                   Face
                                                                 Amount      Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - 95.8% of net assets

AEROSPACE/DEFENSE--1.7%
 Raytheon Co., 6.000%, 12/15/10                             $   100,000 $     96,366
 Raytheon Co., 6.300%, 3/15/05                                  300,000      309,090
                                                                        ------------
                                                                             405,456
                                                                        ------------

ASSET-BACKED SECURITIES--1.8%
 Honda Auto Receivables Owner Trust, 5.560%, 6/19/06            400,000      417,748
                                                                        ------------

AUTO & RELATED--3.4%
 Cummins Engine Co., Inc., 6.250%, 3/01/03                      200,000      200,704
 Delphi Automotive Systems Corp., 6.125%, 5/01/04               150,000      151,174
 Delphi Automotive Systems Corp., 6.500%, 5/01/09               150,000      146,571
 TRW, Inc., 6.500%, 6/01/02                                     150,000      152,097
 TRW, Inc., 6.625%, 6/01/04                                     150,000      154,325
                                                                        ------------
                                                                             804,871
                                                                        ------------

BANKS/SAVINGS & LOANS--3.3%
 Bank of America Corp., 7.200%, 4/15/06                          50,000       54,654
 Capital One Bank, 6.375%, 2/15/03                              590,000      599,534
 Capital One Bank, 6.970%, 2/04/02                              120,000      120,617
                                                                        ------------
                                                                             774,805
                                                                        ------------

BEVERAGES--1.2%
 Anheuser Busch Cos., Inc., 6.750%, 6/01/05                      40,000       40,726
 Coca-Cola Enterprises, Inc., 5.750%, 11/01/08                  250,000      252,698
                                                                        ------------
                                                                             293,424
                                                                        ------------

BROADCASTING--1.7%
 Comcast Cable Communications, 6.200%, 11/15/08                 400,000      397,204
                                                                        ------------

CHEMICALS--MAJOR--0.9%
 Rohm & Haas Co., 6.950%, 7/15/04                               205,000      217,717
                                                                        ------------

COMPUTER HARDWARE--2.6%
 Compaq Computer Corp., 6.200%, 5/15/03                         400,000      411,560
 International Business Machines Corp., 6.000%, 12/18/13         75,000       75,492
 Sun Microsystems, Inc., 7.350%, 8/15/04                        110,000      114,312
                                                                        ------------
                                                                             601,364
                                                                        ------------

FINANCIAL SERVICES--22.0%
 CIT Group, Inc., 5.500%, 2/15/04                               200,000      205,384
 CIT Group, Inc., 5.625%, 5/17/04                               250,000      257,425
 Commercial Credit Co., 6.500%, 6/01/05                          50,000       53,228
 Duke Capital Corp., 7.250%, 10/01/04                           150,000      161,093
 Ford Credit Auto Owner Trust, 6.870%, 1/15/04                  400,000      418,372
 Ford Motor Credit Co., 5.800%, 1/12/09                         600,000      561,690
 Ford Motor Credit Co., 7.500%, 1/15/03                          50,000       52,058
 Ford Motor Credit Co. Class B, 7.370%, 7/15/04                 200,000      211,104
 Green Tree Financial Corp., 6.080%, 12/01/30                   350,000      355,575
 Green Tree Financial Corp., 6.160%, 2/01/31                    300,000      312,750
 Household Finance Corp., 5.875%, 9/25/04                       450,000      466,299
 Navistar Financial Corp., 6.220%, 10/17/05                     140,266      144,239
 Navistar Financial Corp. Owner Trust, 5.590%, 5/15/08          250,000      258,099



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                  Face
                                                                Amount     Value +
-----------------------------------------------------------------------------------
BONDS AND NOTES - continued

FINANCIAL SERVICES--CONTINUED
 PDVSDA Finance Ltd., 6.450%, 2/15/04**                       $250,000 $   250,625
 PDVSDA Finance Ltd., 6.800%, 11/15/08**                       150,000     146,063
 Pemex Finance Ltd., 9.140%, 8/15/04**                         150,000     161,109
 Prudential Home Mortgage Securities Co., 6.000%, 1/25/09      200,000     203,624
 Sears Roebuck Acceptance Corp., 6.250%, 5/01/09               150,000     145,459
 Sears Roebuck Acceptance Corp., 6.560%, 11/20/03              100,000     103,732
 Sears Roebuck Acceptance Corp., 7.125%, 6/30/03                75,000      78,505
 Vanderbilt Mortgage & Finance, Inc., 6.545%, 4/07/18          600,000     635,244
                                                                       -----------
                                                                         5,181,677
                                                                       -----------

FOREIGN GOVERNMENT/AGENCY--2.5%
 Republic of South Africa, 8.375%, 10/17/06                    550,000     589,875
                                                                       -----------

FOREST & PAPER PRODUCTS--2.8%
 International Paper Co., 6.750%, 9/01/11                      250,000     252,553
 Temple-Inland, Inc., 6.750%, 3/01/09                          150,000     148,443
 Weyerhaeuser Co., 6.000%, 8/01/06                             250,000     253,310
                                                                       -----------
                                                                           654,306
                                                                       -----------

GOVERNMENT AGENCIES--2.1%
 Federal Home Loan Mortgage Corp., 5.500%, 3/01/13             149,924     151,141
 Federal Home Loan Mortgage Corp., 6.000%, 11/01/12            337,393     345,511
 Federal National Mortgage Association, 5.500%, 4/25/06         14,645      14,636
                                                                       -----------
                                                                           511,288
                                                                       -----------

HEALTHCARE--PRODUCTS--1.0%
 Bausch & Lomb, Inc., 6.500%, 8/01/05                          250,000     242,600
                                                                       -----------

MEDIA & ENTERTAINMENT--1.1%
 AOL Time Warner, Inc., 6.125%, 4/15/06                        250,000     257,395
                                                                       -----------

MORTGAGE RELATED--0.6%
 Community Program Loan Trust, 4.500%, 10/01/18                137,974     133,394
                                                                       -----------

NETWORKING PRODUCTS--0.8%
 Lucent Technologies, Inc., 5.500%, 11/15/08                   255,000     181,050
                                                                       -----------

OFFICE EQUIPMENT--0.4%
 Xerox Corp., 5.500%, 11/15/03                                 100,000      87,000
                                                                       -----------

OIL & GAS--5.6%
 El Paso Energy Corp., 6.750%, 5/15/09                         250,000     248,585
 Kinder Morgan, Inc., 6.650%, 3/01/05                          165,000     171,645
 Phillips Petroleum Co., 6.375%, 3/30/09                       250,000     252,887
 Pioneer Natural Resources Co., 6.500%, 1/15/08                200,000     178,000
 R & B Falcon Corp., 6.500%, 4/15/03                           450,000     463,936
                                                                       -----------
                                                                         1,315,053
                                                                       -----------

OIL & GAS--MAJOR INTEGRATED--1.8%
 Perez Companc SA, 8.125%, 7/15/07 144A**                      525,000     427,875
                                                          -            -----------

RAIL--TRANSPORT--0.8%
 Burlington Northern Santa Fe Corp., 6.125%, 3/15/09           200,000     198,170
                                                          -            -----------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                               Face
                                                             Amount    Value +
 ------------------------------------------------------------------------------
 BONDS AND NOTES - continued

 REAL ESTATE--0.9%
  EOP Operating LP, 7.000%, 7/15/11                       $ 200,000 $  205,000
                                                                    ----------

 REAL ESTATE INVESTMENT TRUSTS--8.9%
  American Health Properties, Inc., 7.050%, 1/15/02         525,000    528,166
  Highwoods Realty LP, 6.750%, 12/01/03                     500,000    517,780
  Oasis Residential, Inc., 6.750%, 11/15/01                 500,000    503,380
  Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/13      550,000    545,792
                                                                    ----------
                                                                     2,095,118
                                                                    ----------

 RETAIL--GENERAL--1.0%
  J.C. Penney Co., Inc., 7.600%, 4/01/07                    150,000    136,296
  Kmart Corp., 8.375%, 12/01/04                             100,000     95,500
                                                                    ----------
                                                                       231,796
                                                                    ----------

 SECURITIES--8.1%
  Bear Stearns Cos., Inc., 6.125%, 2/01/03                  250,000    257,118
  Bear Stearns Cos., Inc., 6.150%, 3/02/04                  350,000    363,142
  Donaldson, Lufkin & Jenrette, Inc., 6.875%, 11/01/05       75,000     80,348
  Lehman Brothers Holdings, Inc., 7.125%, 9/15/03           540,000    571,784
  Morgan Stanley Dean Witter & Co., 5.625%, 1/20/04         250,000    257,918
  Nomura Asset Securities Corp., 6.280%, 3/17/28            361,161    379,184
                                                                    ----------
                                                                     1,909,494
                                                                    ----------

 STEEL--1.1%
  Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06**          250,000    261,385
                                                                    ----------

 TELECOMMUNICATIONS--9.7%
  Cox Communications, Inc., 6.400%, 8/01/08                 250,000    249,635
  Pacific Bell, 7.000%, 7/15/04                              50,000     53,785
  Sprint Capital Corp., 5.875%, 5/01/04                     150,000    153,454
  Sprint Capital Corp., 6.125%, 11/15/08                    100,000     97,593
  Sprint Capital Corp., 6.375%, 5/01/09                     300,000    292,353
  TCI Communications, Inc., 6.875%, 2/15/06                 525,000    556,631
  US West Capital Funding, 5.625%, 11/15/08                 150,000    139,757
  US West Capital Funding, 6.375%, 7/15/08                  300,000    290,367
  WorldCom, Inc., 6.400%, 8/15/05                           450,000    457,110
                                                                    ----------
                                                                     2,290,685
                                                                    ----------

 TELECOMMUNICATIONS--WIRELESS--1.5%
  Motorola, Inc., 7.625%, 11/15/10                          350,000    349,965
                                                                    ----------

 TEXTILE & APPAREL--0.8%
  Tommy Hilfiger Corp., 6.500%, 6/01/03                     200,000    189,242
                                                                    ----------

 UTILITIES--5.7%
  American Electric Power Co., Inc., 6.125%, 5/15/06        400,000    413,476
  Consolidated Edison Co., Inc., 6.625%, 7/01/05             75,000     78,729
  Enersis SA, 6.900%, 12/01/06**                             50,000     49,155
  Korea Electric Power Corp., 7.750%, 4/01/13**             150,000    158,250
  Pennsylvania Electric Co., 5.750%, 4/01/04                200,000    204,884



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                         Face
                                                                       Amount     Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

UTILITIES--CONTINUED
 Progress Energy, Inc., 6.750%, 3/01/06                              $200,000 $   212,544
 Tennessee Valley Authority, 5.375%, 11/13/08                          75,000      77,265
 Texas Utilities Co., 5.940%, 10/15/01                                150,000     150,000
                                                                              -----------
                                                                                1,344,303
                                                                              -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $21,854,346)                                                22,569,260
                                                                              -----------

SHORT-TERM INVESTMENT - 2.9% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $689,115 on 10/01/01 collateralized by $670,000 U.S. Treasury Note, 5.625% due 11/30/02 with a
  value of $706,120                                                   689,000     689,000
                                                                              -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $689,000)                                                      689,000
                                                                              -----------
TOTAL INVESTMENTS--98.7%
 (IDENTIFIED COST $22,543,346)@                                                23,258,260
 Cash and Other Assets, Less Liabilities--1.3%                                    309,586
                                                                              -----------
NET ASSETS--100%                                                              $23,567,846
                                                                              ===========

+  See Note 1.
** Foreign issued security
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@ At September 30, 2001, the net unrealized appreciation on investments based on cost of $22,543,346 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $886,704 and $171,790, respectively, resulting in net unrealized appreciation of $714,914.

                See accompanying notes to financial statements.

Loomis Sayles Investment Grade Fixed Income Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                      Face
                                                                    Amount        Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - 95.6% of net assets
NON-CONVERTIBLE BONDS--81.7%

AEROSPACE/DEFENSE--1.8%
 Raytheon Co., 6.400%, 12/15/18                          USD     2,500,000 $    2,237,425
 Raytheon Co., 7.200%, 8/15/27                                     500,000        483,890
                                                                           --------------
                                                                                2,721,315
                                                                           --------------

AIRLINES--1.5%
 Delta Air Lines, Inc., 8.300%, 12/15/29                         2,000,000      1,500,000
 US Airways, 6.850%, 1/30/18                                       939,681        786,532
                                                                           --------------
                                                                                2,286,532
                                                                           --------------

AIR TRANSPORT--2.4%
 Atlas Air, Inc., 7.680%, 1/02/14                                3,719,051      3,528,524
                                                                           --------------

AUTO & RELATED--4.6%
 Dana Corp., 7.000%, 3/15/28                                       550,000        368,500
 Dana Corp., 7.000%, 3/01/29                                       375,000        251,250
 Delphi Automotive Systems Corp., 7.125%, 5/01/29                2,550,000      2,294,031
 Ford Motor Co., 6.375%, 2/01/29                                 3,250,000      2,690,090
 TRW, Inc., 6.650%, 1/15/28                                        250,000        205,780
 TRW, Inc., 7.750%, 6/01/29                                      1,000,000        944,954
                                                                           --------------
                                                                                6,754,605
                                                                           --------------

BANKING & FINANCE--1.7%
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**            2,250,000      1,721,250
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                  700,000        560,000
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**                     250,000        195,000
                                                                           --------------
                                                                                2,476,250
                                                                           --------------

BANKS/SAVINGS & LOANS--1.4%
 First Union Institutional Trust, 7.850%, 1/01/27                  500,000        499,090
 Key Bank NA, 6.950%, 2/01/28                                      500,000        484,845
 Keycorp Capital II, 6.875%, 3/17/29                               500,000        444,605
 Keycorp Capital III, 7.750%, 7/15/29                              650,000        641,491
                                                                           --------------
                                                                                2,070,031
                                                                           --------------

CANADIAN--17.0%
 Canadian Government, Zero Coupon Bond, 6/01/25          CAD    31,550,000      4,971,715
 MacMillan Bloedel Ltd., 7.700%, 2/15/26                 USD       305,000        291,601
 Milit-Air, Inc., 5.750%, 6/30/19                        CAD     1,739,718      1,095,568
 New Brunswick FM Project, 6.470%, 11/30/27 144A                   500,000        278,972
 Ontario Hydro, Zero Coupon Bond, 10/15/21                         850,000        145,843
 Province of Alberta, 5.000%, 12/16/08                           2,000,000      1,251,109
 Province of Alberta, 5.400%, 6/15/10                            2,145,000      1,389,314
 Province of Alberta, 5.930%, 9/16/16                              643,500        416,741
 Province of British Columbia, Zero Coupon Bond, 8/23/13         5,000,000      1,497,116
 Province of British Columbia, Zero Coupon Bond, 6/09/14         1,000,000        282,046
 Province of British Columbia, Zero Coupon Bond, 9/05/20         3,300,000        606,716
 Province of British Columbia, Zero Coupon Bond, 6/09/22         4,000,000        657,563



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                      Face
                                                                    Amount        Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

CANADIAN--CONTINUED
 Province of British Columbia, Zero Coupon Bond, 8/19/22  CAD    4,195,000 $      682,279
 Province of British Columbia, Zero Coupon Bond, 8/23/24        10,000,000      1,442,881
 Province of British Columbia, Zero Coupon Bond, 11/19/27        6,500,000        792,576
 Province of British Columbia, 5.700%, 6/18/29                     325,000        186,658
 Province of Manitoba, 6.500%, 9/22/17                           1,825,000      1,197,473
 Province of Manitoba, 7.750%, 12/22/25                          3,100,000      2,265,217
 Province of Newfoundland, 6.150%, 4/17/28                         500,000        297,683
 Province of Ontario, Zero Coupon Bond, 6/02/27                 10,000,000      1,255,357
 Province of Saskatchewan, Zero Coupon Bond, 4/10/14             2,500,000        711,392
 Province of Saskatchewan, 5.750%, 3/05/29                       5,225,000      3,024,829
 Province of Saskatchewan (Certificate of Deposit), Zero
  Coupon Bond, 2/04/22                                           1,281,000        215,538
 Province of Saskatchewan (Certificate of Deposit), Zero
  Coupon Bond, 5/30/25                                           1,250,000        173,133
                                                                           --------------
                                                                               25,129,320
                                                                           --------------

COMPUTER HARDWARE--0.2%
 Dell Computer Corp., 7.100%, 4/15/28                     USD      350,000        323,981
                                                                           --------------

ELECTRONIC COMPONENTS--1.0%
 Empresa Nacional de Electricidad SA (Endesa),
  7.875%, 2/01/27**                                                400,000        349,636
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**           1,250,000      1,068,009
 Zenith Electronics Corp., 8.190%, 11/01/09                         34,000          3,400
                                                                           --------------
                                                                                1,421,045
                                                                           --------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.2%
 Pioneer Standard Electronics, Inc., 9.500%, 8/01/06               250,000        253,752
                                                                           --------------

ENTERTAINMENT--2.8%
 Time Warner Entertainment Co., 6.875%, 6/15/18                    410,000        393,075
 Time Warner Entertainment Co., 6.950%, 1/15/28                  2,250,000      2,131,763
 Time Warner, Inc., 6.625%, 5/15/29                              1,850,000      1,679,097
                                                                           --------------
                                                                                4,203,935
                                                                           --------------

FINANCIAL SERVICES--3.9%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                 500,000        413,425
 Merey Sweeny LP, 8.850%, 12/18/19 144A                            500,000        551,205
 PDVSA Finance Ltd., 7.400%, 8/15/16**                           2,000,000      1,875,000
 PDVSA Finance Ltd., 7.500%, 11/15/28**                          2,000,000      1,670,000
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^ **          100,000          9,000
 Security Capital Group, Inc., 7.700%, 6/15/28                   1,000,000        895,280
 US West Capital Funding, Inc., 6.500%, 11/15/18                   500,000        421,870
                                                                           --------------
                                                                                5,835,780
                                                                           --------------

FOOD & BEVERAGE--0.6%
 ConAgra, Inc., 7.000%, 10/01/28                                 1,000,000        962,060
                                                                           --------------

FOREIGN GOVERNMENT/AGENCY--4.5%
 New South Wales Treasury, Zero Coupon Bond, 11/23/20     AUD    6,000,000        940,634

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                    Face
                                                                  Amount      Value +
--------------------------------------------------------------------------------------
BONDS AND NOTES - continued

FOREIGN GOVERNMENT/AGENCY--CONTINUED
 Republic of Brazil C Bond, 8.000%, 4/15/14                USD 3,078,523 $  2,070,307
 Republic of South Africa, 8.500%, 6/23/17                     1,125,000    1,099,687
 Republic of South Africa, 12.500%, 12/21/06               ZAR 7,730,000      929,365
 Republic of South Africa, 13.000%, 8/31/10                    3,400,000      426,146
 Republic of South Africa, 13.500%, 9/15/15                    2,500,000      332,151
 South Australia Government Finance Authority, Zero Coupon
  Bond, 12/21/15                                           AUD   900,000      183,970
 United Mexican States, 8.300%, 8/15/31                    USD   750,000      667,500
                                                                         ------------
                                                                            6,649,760
                                                                         ------------

FOREST & PAPER PRODUCTS--2.2%
 Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28         1,500,000    1,210,155
 Georgia-Pacific Group, 7.750%, 11/15/29                       1,775,000    1,516,595
 Westvaco Corp., 7.000%, 8/15/23                                 500,000      479,280
                                                                         ------------
                                                                            3,206,030
                                                                         ------------

GOVERNMENT AGENCIES--5.0%
 Federal National Mortgage Association, Zero Coupon Bond,
  10/29/07                                                 NZD 6,850,000    1,840,220
 Federal National Mortgage Association, 6.250%, 5/15/29    USD 4,000,000    4,050,640
 Federal National Mortgage Association, 6.375%, 8/15/07    AUD 3,000,000    1,547,505
                                                                         ------------
                                                                            7,438,365
                                                                         ------------

HEALTHCARE--PRODUCTS--0.7%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                      USD 1,250,000      965,241
                                                                         ------------

HOME BUILDERS--1.7%
 Pulte Corp., 7.000%, 12/15/03                                   188,000      189,946
 Pulte Corp., 7.300%, 10/24/05                                   200,000      197,596
 Pulte Corp., 7.625%, 10/15/17                                 2,500,000    2,070,775
                                                                         ------------
                                                                            2,458,317
                                                                         ------------

INSURANCE--0.2%
 Progressive Corp., 6.625%, 3/01/29                               35,000       31,216
 UnumProvident Corp., 6.750%, 12/15/28                           300,000      258,189
                                                                         ------------
                                                                              289,405
                                                                         ------------

OIL & GAS--2.0%
 Global Marine, Inc., 7.000%, 6/01/28                            250,000      239,378
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                    1,000,000      729,440
 Pioneer Natural Resources Co., 7.200%, 1/15/28                1,000,000      802,500
 Tennessee Gas Pipeline Co., 7.000%, 10/15/28                    500,000      448,185
 Transgas De Occidente SA, 9.790%, 11/01/10 144A**               480,767      384,614
 Union Oil Co., 7.500%, 2/15/29                                   45,000       45,485
 Union Pacific Resources Group, Inc., 7.150%, 5/15/28            350,000      339,199
                                                                         ------------
                                                                            2,988,801
                                                                         ------------

OIL & GAS--MAJOR INTEGRATED--0.2%
 Perez Companc SA, 8.125%, 7/15/07 144A**                        350,000      285,250
                                                                         ------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount       Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - continued

RAIL--TRANSPORT--0.1%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45              USD    275,000 $     160,187
                                                                            -------------

REAL ESTATE INVESTMENT TRUSTS--7.6%
 AMB Property Corp., 7.500%, 6/30/18                              1,000,000       976,290
 American Health Properties, Inc., 7.500%, 1/15/07                  110,000       113,849
 EOP Operating LP, 7.500%, 4/19/29                                2,000,000     1,920,680
 First Industrial, 7.500%, 12/01/17                               2,750,000     2,554,915
 First Industrial, 7.600%, 7/15/28                                1,250,000     1,173,413
 Highwoods Realty LP, 7.500%, 4/15/18                             1,000,000       898,570
 Spieker Properties, Inc., 7.500%, 10/01/27                         234,000       220,912
 Susa Partnership LP, 7.450%, 7/01/18                                80,000        70,579
 Susa Partnership LP, 7.500%, 12/01/27                            1,750,000     1,517,810
 TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17             2,425,000     1,847,971
                                                                            -------------
                                                                               11,294,989
                                                                            -------------

RETAIL--GENERAL--1.3%
 J.C. Penney Co., Inc., 7.650%, 8/15/16                             500,000       394,550
 J.C. Penney Co., Inc., 7.950%, 4/01/17                             250,000       197,157
 Kmart Corp., 7.950%, 2/01/23                                     1,250,000       987,500
 Woolworth Corp., 8.500%, 1/15/22                                   500,000       420,426
                                                                            -------------
                                                                                1,999,633
                                                                            -------------

SUPRANATIONAL--2.8%
 European Bank for Reconstruction & Development, Zero
  Coupon Bond, 2/10/28                                       AUD  5,000,000       491,917
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                       NZD  9,650,000     2,667,462
 International Bank for Reconstruction & Development,
  5.500%, 11/03/08                                                1,000,000       382,470
 International Bank for Reconstruction & Development,
  8.000%, 5/23/07                                                 1,505,000       651,285
                                                                            -------------
                                                                                4,193,134
                                                                            -------------

TAXABLE MUNICIPAL--0.6%
 Orange County, California Pension Obligation Series A, Zero
  Coupon Bond, 9/01/16                                       USD  2,500,000       924,175
                                                                            -------------

TELECOMMUNICATIONS--4.3%
 Loxley Public Co. Ltd., 7.000%, 4/30/08**                          621,630       242,436
 Sprint Capital Corp., 6.875%, 11/15/28                           3,000,000     2,690,100
 Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                  2,235,000     1,935,137
 WorldCom, Inc., 6.950%, 8/15/28                                  1,750,000     1,481,602
                                                                            -------------
                                                                                6,349,275
                                                                            -------------

TELECOMMUNICATIONS--WIRELESS--0.2%
 Motorola, Inc., 7.625%, 11/15/10                                   250,000       249,975
                                                                            -------------

TEXTILE & APPAREL--0.5%
 Burlington Industries, Inc., 7.250%, 8/01/27                       315,000        56,700
 Kellwood Co., 7.625%, 10/15/17                                   1,000,000       707,462
                                                                            -------------
                                                                                  764,162
                                                                            -------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                              Face
                                                            Amount      Value +
--------------------------------------------------------------------------------
BONDS AND NOTES - continued

TOBACCO--2.3%
 Philip Morris Cos., Inc., 7.750%, 1/15/27          USD  3,250,000 $  3,358,062
                                                                   ------------

TRANSPORTATION--0.3%
 American President Cos. Ltd., 7.125%, 11/15/03            500,000      390,000
 American President Cos. Ltd., 8.000%, 1/15/24             100,000       58,000
                                                                   ------------
                                                                        448,000
                                                                   ------------

UTILITIES--6.1%
 Boston Edison Co., 7.800%, 3/15/23                        250,000      252,410
 Commonwealth Edison Co., 4.750%, 12/01/11                 111,000       88,800
 Enersis SA, 7.400%, 12/01/16**                          2,800,000    2,472,646
 KN Capital Trust, 7.630%, 4/15/28                       2,000,000    1,836,240
 KN Energy, Inc., 7.250%, 3/01/28                        1,000,000      981,890
 Korea Electric Power Corp., 7.400%, 4/01/16**             433,160      430,648
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**         3,890,000    3,015,536
                                                                   ------------
                                                                      9,078,170
                                                                   ------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $127,206,418)                                    121,068,061
                                                                   ------------

CONVERTIBLE BONDS--13.9%

AUTO & RELATED--0.3%
 Magna International, Inc. Class A, 4.875%, 2/15/05        500,000      498,750
                                                                   ------------

BANKING & FINANCE--0.2%
 Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04**           500,000      271,250
                                                                   ------------

COMPUTERS--0.1%
 Maxtor Corp., 5.750%, 3/01/12                             150,000      102,000
                                                                   ------------

DIVERSIFIED OPERATIONS--2.5%
 Ogden Corp., 5.750%, 10/20/02                             500,000      490,166
 Thermo Electron Corp., 4.250%, 1/01/03 144A             3,250,000    3,181,750
                                                                   ------------
                                                                      3,671,916
                                                                   ------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--1.6%
 Analog Devices, Inc., 4.750%, 10/01/05                  2,525,000    2,319,844
 Richardson Electronics Ltd., 7.250%, 12/15/06              50,000       40,000
                                                                   ------------
                                                                      2,359,844
                                                                   ------------

ENVIRONMENTAL SERVICES--1.2%
 Thermo TerraTech, Inc., 4.625%, 5/01/03                   250,000      235,938
 Thermo TerraTech, Inc., 4.625%, 5/01/03 144A            1,650,000    1,557,187
                                                                   ------------
                                                                      1,793,125
                                                                   ------------

FOOD--PROCESSING--0.3%
 Burns, Philp, 5.500%, 4/30/04**                           590,000      469,050
                                                                   ------------

FREIGHT TRANSPORTATION--0.0%
 Builders Transportation, Inc., 6.500%, 5/01/11/\          129,000          161
                                                                   ------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                   Face
                                                                 Amount      Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - continued
HEALTHCARE--DRUGS--0.1%
 NABI, Inc., 6.500%, 2/01/03                            USD     100,000 $     89,000
                                                                        ------------
INSURANCE--3.7%
 Loews Corp., 3.125%, 9/15/07                                 6,475,000    5,514,110
                                                                        ------------
MACHINERY--0.0%
 Intevac, Inc., 6.500%, 3/01/04                                 100,000       44,500
                                                                        ------------
MANUFACTURING--0.1%
 FMC Corp., 6.750%, 1/16/05                                     170,000      167,450
                                                                        ------------
MULTI-INDUSTRY--1.0%
 Thermo Instrument Systems, Inc., 4.500%, 10/15/03 144A       1,450,000    1,397,438
                                                                        ------------
OFFICE EQUIPMENT--1.9%
 Xerox Corp., 0.570%, 4/21/18                                 5,750,000    2,875,000
                                                                        ------------
OIL & GAS--0.4%
 Devon Energy Corp., 4.900%, 8/15/08                            200,000      201,380
 Noram Energy Corp., 6.000%, 3/15/12                            335,000      317,831
                                                                        ------------
                                                                             519,211
                                                                        ------------
REAL ESTATE INVESTMENT TRUSTS--0.5%
 Federal Realty Investors Trust, 5.250%, 10/28/03               835,000      778,220
                                                                        ------------
RETAIL--SPECIALTY--0.0%
 CML Group, Inc., 5.500%, 1/15/03^                               50,000           32
                                                                        ------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $21,198,812)                                           20,551,057
                                                                        ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $148,405,230)                                         141,619,118
                                                                        ------------

                                                                 Shares
-------------------------------------------------------------------------------------
COMMON STOCKS - 0.2% of net assets
OIL & GAS--0.2%
 Diamond Offshore Drilling, Inc.                                  8,641      217,926
                                                                        ------------
TELECOMMUNICATIONS--0.0%
 Loxley Public Co. Ltd.*                                        457,326       46,298
                                                                        ------------
 TOTAL COMMON STOCKS
  (Identified Cost $434,985)                                                 264,224
                                                                        ------------

PREFERRED STOCKS - 2.3% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--1.0%
CHEMICALS--MAJOR--0.1%
 E.I. du Pont DeNemours & Co., $3.50                              2,200      128,700
                                                                        ------------
REAL ESTATE INVESTMENT TRUSTS--0.0%
 Equity Residential Properties Trust, Series L, 7.625%            2,000       48,200
 First Industrial Realty Trust, Inc., Series E, 7.900%            1,500       33,600
                                                                        ------------
                                                                              81,800
                                                                        ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                          Shares      Value +
  ----------------------------------------------------------------------------
  PREFERRED STOCKS - continued

  UTILITIES--0.9%
   Central Illinois Light Co., 4.500%                        100 $      6,200
   Connecticut Light & Power Co., $2.20                      263        7,127
   Dayton Power & Light Co., 3.750%                          701       47,002
   Del Marva Power & Light Co., 4.000%                       350       19,425
   Duquesne Light Co., 4.000%                                300        7,800
   Dynegy, Inc., 4.080%                                      600       18,570
   Illinois Power Co., 4.200%                                500       16,000
   MDU Resources Group, Inc., 5.100%                         840       78,120
   Northern Indiana Public Service Co., 4.250%             2,410      136,768
   Pacific Gas & Electric Corp. Series D, 5.000%/\        25,100      291,160
   Pacific Gas & Electric Corp., 5.500%/\                    100        1,420
   PSI Energy, Inc., 4.320%                                  200        3,250
   Public Service Electric & Gas Co., 4.080%                 400       25,200
   San Diego Gas & Electric Co., 4.500%                      100        1,305
   Southern California Edison Co., 4.240%                  5,700       49,020
   Southern California Edison Co., 4.320%                 23,380      197,561
   Southern California Edison Co., 4.780%                  8,000       72,800
   Union Electric Co., $4.50                               4,410      291,060
   Xcel Energy, Inc., $4.08                                   50        3,050
   Xcel Energy, Inc., $4.10                                  100        6,200
                                                                 ------------
                                                                    1,279,038
                                                                 ------------
   TOTAL NON-CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $1,733,109)                                    1,489,538
                                                                 ------------

  CONVERTIBLE PREFERRED STOCKS--1.3%

  BUILDING MATERIALS--0.0%
   Owens Corning, 6.500%/\                                 2,500        3,438
                                                                 ------------

  FINANCIAL SERVICES--0.4%
   Newell Financial Trust I, 5.250%                       15,000      545,625
                                                                 ------------

  OIL & GAS--0.7%
   EVI, Inc., 5.000%                                      25,750    1,007,469
                                                                 ------------

  REAL ESTATE INVESTMENT TRUSTS--0.2%
   Equity Residential Properties Trust, 7.250%            14,350      364,920
                                                                 ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $1,756,988)                                    1,921,452
                                                                 ------------
   TOTAL PREFERRED STOCKS
    (Identified Cost $3,490,097)                                    3,410,990
                                                                 ------------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount      Value +
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.1% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $202,034 on 10/01/01
  collateralized by $130,000 U.S Treasury Bond, 13.250% due
  05/15/14 with a value of $209,105                             USD 202,000 $    202,000
                                                                            ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $202,000)                                                     202,000
                                                                            ------------
TOTAL INVESTMENTS--98.2%
 (IDENTIFIED COST $152,532,312)@                                             145,496,332
 Cash and Other Assets, Less Liabilities--1.8%                                 2,671,926
                                                                            ------------
NET ASSETS--100%                                                            $148,168,258
                                                                            ============

+  See Note 1.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
** Foreign issued security
/\ Security in default
*  Non-income producing security
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $152,532,312 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,170,330 and $11,206,310 respectively, resulting in net unrealized depreciation of $7,035,980.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

Loomis Sayles Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                 Shares    Value +
-------------------------------------------------------------------
COMMON STOCKS - 96.0% of net assets

BROADCASTING--1.6%
 Cox Radio, Inc. Class A*                         5,800 $  116,986
                                                        ----------

BUSINESS SERVICES--1.5%
 ChoicePoint, Inc.*                               2,800    116,592
                                                        ----------

CHEMICALS--SPECIALTY--2.1%
 Cabot Microelectronics Corp.*                    3,200    154,592
                                                        ----------

COMMUNICATIONS EQUIPMENT--2.9%
 Brocade Communications Systems, Inc.*            5,300     74,359
 Finisar Corp.*                                  12,200     48,312
 QLogic Corp.*                                    5,200     98,800
                                                        ----------
                                                           221,471
                                                        ----------

COMPUTER SERVICES--5.3%
 Affiliated Computer Services, Inc. Class A*      1,700    138,397
 EarthLink, Inc.*                                 8,200    124,886
 SunGard Data Systems, Inc.*                      5,600    130,872
                                                        ----------
                                                           394,155
                                                        ----------

COMPUTER SOFTWARE--12.0%
 Advent Software, Inc.*                           2,900    109,185
 Citrix Systems, Inc.*                            4,900     97,020
 Electronic Arts, Inc.*                           3,100    141,577
 Intuit, Inc.*                                    4,000    143,200
 Macrovision Corp.*                               3,700    105,117
 THQ, Inc.*                                       2,900    125,135
 VeriSign, Inc.*                                  4,300    180,170
                                                        ----------
                                                           901,404
                                                        ----------

EDUCATION--2.4%
 Apollo Group, Inc. Class A*                      4,300    180,729
                                                        ----------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--12.3%
 Broadcom Corp. Class A*                          4,000     81,200
 Cree, Inc.*                                      4,900     72,422
 Integrated Device Technology, Inc.*              6,000    120,720
 Intersil Corp. Class A*                          5,800    161,936
 Marvell Technology Group Ltd.*                   6,600     94,710
 NVIDIA Corp.*                                    3,600     98,892
 RF Micro Devices, Inc.*                          8,500    141,100
 Semtech Corp.*                                   5,300    150,414
                                                        ----------
                                                           921,394
                                                        ----------

FINANCIAL SERVICES--2.1%
 Investors Financial Services Corp.               2,700    155,628
                                                        ----------

HEALTHCARE--BIOTECHNOLOGY--13.4%
 Abgenix, Inc.*                                   4,500    102,150
 COR Therapeutics, Inc.*                          2,900     65,627
 Gilead Sciences, Inc.*                           2,500    140,425
 Human Genome Sciences, Inc.*                     3,200     98,912



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                     Shares    Value +
          -------------------------------------------------------------
          COMMON STOCKS - continued

          HEALTHCARE--BIOTECHNOLOGY--CONTINUED
           ICOS Corp.*                                2,300 $  113,183
           IDEC Pharmaceuticals Corp.*                2,500    123,925
           ImClone Systems, Inc.*                     1,300     73,515
           Invitrogen Corp.*                          2,100    138,096
           MedImmune, Inc.*                           2,200     78,386
           Protein Design Labs, Inc.*                 1,500     70,845
                                                            ----------
                                                             1,005,064
                                                            ----------

          HEALTHCARE--DRUGS--9.6%
           Barr Laboratories, Inc.*                   1,800    142,308
           Biovail Corp.*                             3,200    148,480
           Cephalon, Inc.*                            1,200     59,856
           King Pharmaceuticals, Inc.*                5,466    229,299
           Mylan Laboratories, Inc.                   4,200    137,004
                                                            ----------
                                                               716,947
                                                            ----------

          HEALTHCARE--MEDICAL TECHNOLOGY--3.0%
           Cytyc Corp.*                               8,500    227,885
                                                            ----------

          HEALTHCARE--SERVICES--8.1%
           Express Scripts, Inc. Class A*             3,100    171,492
           Laboratory Corp. of America Holdings*      2,400    194,040
           LifePoint Hospitals, Inc.*                 3,200    140,800
           Quest Diagnostics, Inc.*                   1,600     98,720
                                                            ----------
                                                               605,052
                                                            ----------

          INSURANCE--4.0%
           Arthur J. Gallagher & Co.                  3,400    115,090
           Lincoln National Corp.                     3,900    181,857
                                                            ----------
                                                               296,947
                                                            ----------

          MACHINERY--1.4%
           KLA-Tencor Corp.*                          3,300    104,214
                                                            ----------

          OIL & GAS EXPLORATION--3.1%
           Murphy Oil Corp.                           1,700    123,012
           Ocean Energy, Inc.                         6,500    105,950
                                                            ----------
                                                               228,962
                                                            ----------

          RETAIL--SPECIALTY--8.1%
           Best Buy Co., Inc.*                        2,300    104,535
           Blockbuster, Inc. Class A                  7,100    155,490
           CDW Computer Centers, Inc.*                3,900    141,102
           Coach, Inc.*                               3,800    100,738
           Williams-Sonoma, Inc.*                     4,500    107,145
                                                            ----------
                                                               609,010
                                                            ----------

          TELECOMMUNICATIONS--WIRELESS--1.6%
           Triton PCS Holdings, Inc. Class A*         3,100    117,800
                                                            ----------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                               Shares    Value +
-------------------------------------------------------------------------------------------------
COMMON STOCKS - continued

UTILITIES--1.5%
 Calpine Corp.*                                                                 4,800 $  109,488
                                                                                      ----------
 TOTAL COMMON STOCKS
  (Identified Cost $8,795,904)                                                         7,184,320
                                                                                      ----------

                                                                                 Face
                                                                               Amount
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.0% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at 2.000% to be repurchased at $298,050 on 10/01/01 collateralized by $265,000 U.S.
  Treasury Note, 7.875% due 11/15/04 with a value of $307,731               $ 298,000    298,000
                                                                                      ----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $298,000)                                                             298,000
                                                                                      ----------
TOTAL INVESTMENTS--100.0%
 (IDENTIFIED COST $9,093,904) @                                                        7,482,320
 Cash and Other Assets, Less Liabilities -- 0.0%                                             211
                                                                                      ----------
NET ASSETS -- 100%                                                                    $7,482,531
                                                                                      ==========

+  See Note 1.
*  Non-income producing security.
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $9,112,041 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $296,236 and $1,925,957, respectively, resulting in net unrealized depreciation of $1,629,721.

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Loomis Sayles Provident Fund
PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                  Shares     Value +
---------------------------------------------------------------------
COMMON STOCKS - 75.6% of net assets

AEROSPACE/DEFENSE--2.3%
 General Dynamics Corp.                            5,000 $   441,600
                                                         -----------

AUTO & RELATED--1.6%
 BorgWarner, Inc.                                  7,600     306,280
                                                         -----------

COMMUNICATIONS EQUIPMENT--2.3%
 Lucent Technologies, Inc.                        78,200     448,086
                                                         -----------

COMPUTER HARDWARE--5.4%
 Dell Computer Corp.*                             20,100     372,453
 International Business Machines Corp.             7,250     669,175
                                                         -----------
                                                           1,041,628
                                                         -----------

DIVERSIFIED OPERATIONS--2.2%
 Minnesota Mining & Manufacturing Co.              4,300     423,120
                                                         -----------

ELECTRICAL EQUIPMENT--1.0%
 AstroPower, Inc.*                                 5,300     182,903
                                                         -----------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--4.0%
 Intel Corp.                                      19,100     390,404
 Maxim Integrated Products, Inc.*                 10,600     370,364
                                                         -----------
                                                             760,768
                                                         -----------

FOOD & BEVERAGE--5.5%
 PepsiCo, Inc.                                    12,900     625,650
 SYSCO Corp.                                      16,500     421,410
                                                         -----------
                                                           1,047,060
                                                         -----------

FOREST & PAPER PRODUCTS--1.8%
 International Paper Co.                          10,000     348,000
                                                         -----------

HEALTHCARE--DRUGS--6.1%
 Bristol Myers Squibb Co.                          7,000     388,920
 Forest Laboratories, Inc.*                        4,600     331,844
 Johnson & Johnson                                 8,300     459,820
                                                         -----------
                                                           1,180,584
                                                         -----------

HEALTHCARE--PRODUCTS--5.0%
 Baxter International, Inc.                       11,800     649,590
 Stryker Corp.                                     5,800     306,820
                                                         -----------
                                                             956,410
                                                         -----------

INSURANCE--4.7%
 Ace Ltd.                                         13,100     378,197
 AFLAC, Inc.                                      19,400     523,800
                                                         -----------
                                                             901,997
                                                         -----------

MINING--5.5%
 Homestake Mining Co.                             38,700     359,910
 Newmont Mining Corp.                             29,300     691,480
                                                         -----------
                                                           1,051,390
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                      Shares     Value +
-----------------------------------------------------------------------------------------
COMMON STOCKS - continued

OIL & GAS EXPLORATION--3.3%
 Devon Energy Corp.                                                    9,100 $   313,040
 Kerr-McGee Corp.                                                      6,300     327,033
                                                                             -----------
                                                                                 640,073
                                                                             -----------

PERSONAL CARE--2.3%
 The Gillette Co.                                                     14,900     444,020
                                                                             -----------

RAIL--TRANSPORT--2.5%
 Burlington Northern Santa Fe Corp.                                   18,100     484,175
                                                                             -----------

REAL ESTATE INVESTMENT TRUSTS--3.4%
 Duke Realty Corp.                                                    12,300     291,387
 Equity Residential Properties Trust                                   6,300     367,920
                                                                             -----------
                                                                                 659,307
                                                                             -----------

RESTAURANTS--2.2%
 McDonald's Corp.                                                     15,200     412,528
                                                                             -----------

RETAIL--SPECIALTY--2.2%
 Whole Foods Market, Inc.*                                            13,400     420,894
                                                                             -----------

TELECOMMUNICATIONS--5.4%
 AT&T Corp.                                                           22,000     424,600
 BellSouth Corp.                                                      14,550     604,553
                                                                             -----------
                                                                               1,029,153
                                                                             -----------

UTILITIES--ELECTRIC--6.9%
 Dominion Resources, Inc.                                              7,700     456,995
 Exelon Corp.                                                          7,400     330,040
 TXU Corp.                                                            11,800     546,576
                                                                             -----------
                                                                               1,333,611
                                                                             -----------
 TOTAL COMMON STOCKS
  (Identified Cost $14,930,720)                                               14,513,587
                                                                             -----------

                                                                        Face
                                                                      Amount
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--15.6% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $3,000,500 on 10/01/01
  collateralized by $2,640,000 U.S Treasury Note, 7.875% due
  11/15/04 with a value of $3,065,700                             $3,000,000   3,000,000
                                                                             -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $3,000,000)                                                 3,000,000
                                                                             -----------
TOTAL INVESTMENTS--91.2%
 (IDENTIFIED COST $17,930,720) @                                              17,513,587
 Cash and Other Assets, Less Liabilities--8.8%                                 1,697,270
                                                                             -----------
NET ASSETS--100%                                                             $19,210,857
                                                                             ===========




                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

+  See Note 1.
*  Non-income producing security.
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $17,950,353 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $833,269 and $1,270,035, respectively, resulting in net unrealized depreciation of $436,766.

                See accompanying notes to financial statements.

Loomis Sayles Small Company Growth Fund
PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                Shares       Value +
---------------------------------------------------------------------
COMMON STOCKS - 102.6% of net assets

BANKS/SAVINGS & LOANS--5.5%
 East West Bancorp, Inc.                        64,300 $   1,503,977
 Independence Community Bank Corp.              46,900     1,019,137
 Southwest Bancorporation of Texas, Inc.*       43,200     1,285,200
                                                       -------------
                                                           3,808,314
                                                       -------------

BROADCASTING--0.9%
 Spanish Broadcasting System, Inc. Class A*     86,500       613,285
                                                       -------------

BUSINESS SERVICES--7.2%
 Administaff, Inc.*                             64,900     1,687,400
 Digital Insight Corp.*                         37,300       428,950
 DigitalThink, Inc.*                            47,000       363,310
 SkillSoft Corp.*                               22,300       356,354
 TALX Corp.                                     45,170       962,121
 The InterCept Group, Inc.*                     37,000     1,237,650
                                                       -------------
                                                           5,035,785
                                                       -------------

COMMUNICATIONS EQUIPMENT--0.7%
 SeaChange International, Inc.*                 28,400       496,148
                                                       -------------

COMPUTER SERVICES--0.5%
 MCSi, Inc.*                                    21,800       351,198
                                                       -------------

COMPUTER SOFTWARE--10.9%
 Activision, Inc.*                              49,400     1,344,668
 Advent Software, Inc.*                         25,850       973,252
 Caminus Corp.*                                 57,300       841,164
 Centra Software, Inc.*                         34,800       297,888
 EPIQ Systems, Inc.*                             3,500        89,250
 HNC Software, Inc.*                            78,450     1,467,015
 JDA Software Group, Inc.*                      67,900       892,206
 Stellent, Inc.*                                28,200       406,080
 WebEx Communications, Inc.*                    58,700     1,246,788
                                                       -------------
                                                           7,558,311
                                                       -------------

EDUCATION--3.8%
 Apollo Group, Inc. Class A*                    21,150       654,804
 Career Education Corp.*                        36,050     1,982,750
                                                       -------------
                                                           2,637,554
                                                       -------------

ELECTRICAL EQUIPMENT--2.8%
 AstroPower, Inc.*                              34,350     1,185,419
 EMCOR Group, Inc.*                             22,800       727,320
                                                       -------------
                                                           1,912,739
                                                       -------------

ELECTRONIC COMPONENTS--7.9%
 Anadigics, Inc.*                               71,400       871,080
 Brooks Automation, Inc.*                       30,800       818,972
 Merix Corp.*                                   40,200       564,810
 Numerical Technologies, Inc.*                  30,900       512,940
 Pemstar, Inc.*                                 91,800     1,055,700



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                           Shares     Value +
   ---------------------------------------------------------------------------
   COMMON STOCKS - continued

   ELECTRONIC COMPONENTS--CONTINUED
    Planar Systems, Inc.*                                  32,600 $   655,586
    Plexus Corp.*                                          44,100   1,039,878
                                                                  -----------
                                                                    5,518,966
                                                                  -----------

   ELECTRONIC COMPONENTS--SEMICONDUCTORS--13.2%
    Elantec Semiconductor, Inc.*                           51,700   1,186,515
    Genesis Microchip, Inc.*                               62,600   1,761,564
    GlobeSpan, Inc.*                                       54,600     493,584
    Integrated Silicon Solution, Inc.*                     74,100     636,519
    Microtune, Inc.*                                       75,800     864,120
    MKS Instruments, Inc.*                                 53,800     954,950
    Silicon Laboratories, Inc.*                            49,200     678,468
    Three-Five Systems, Inc.*                              35,000     557,900
    Virage Logic Corp. *                                   54,700     597,871
    Zoran Corp.*                                           60,900   1,474,998
                                                                  -----------
                                                                    9,206,489
                                                                  -----------

   ENVIRONMENTAL SERVICES--0.9%
    Tetra Tech, Inc.*                                      29,100     643,110
                                                                  -----------

   FINANCIAL SERVICES--3.3%
    Affiliated Managers Group, Inc.*                       35,750   2,030,958
    Boston Private Financial Holdings, Inc.                13,100     255,581
                                                                  -----------
                                                                    2,286,539
                                                                  -----------

   HEALTHCARE--BIOTECHNOLOGY--7.3%
    Alkermes, Inc.*                                        32,650     639,287
    Charles River Laboratories International, Inc.*        42,300   1,496,151
    CV Therapeutics, Inc.*                                 16,700     648,962
    Exelixis, Inc. *                                       52,900     606,234
    Harvard Bioscience, Inc.*                              42,500     425,000
    Medarex, Inc.*                                         24,300     366,930
    Myriad Genetics, Inc.*                                 30,300     928,392
                                                                  -----------
                                                                    5,110,956
                                                                  -----------

   HEALTHCARE--DRUGS--5.0%
    Angiotech Pharmaceuticals, Inc.*                       22,950     987,539
    Cubist Pharmaceuticals, Inc.*                          28,200     924,114
    First Horizon Pharmaceutical Corp.*                    60,750   1,581,322
                                                                  -----------
                                                                    3,492,975
                                                                  -----------

   HEALTHCARE--MEDICAL TECHNOLOGY--2.1%
    Cytyc Corp.*                                           37,350   1,001,354
    Med-Design Corp.*                                      32,600     469,440
                                                                  -----------
                                                                    1,470,794
                                                                  -----------

   HEALTHCARE--SERVICES--12.2%
    Accredo Health, Inc.*                                  31,000   1,128,400
    AdvancePCS*                                            26,400   1,894,992
    AmeriPath, Inc.*                                       79,100   2,077,166

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                                       Shares     Value +
-------------------------------------------------------------------------------------------
COMMON STOCKS - continued

HEALTHCARE--SERVICES--CONTINUED
 DIANON Systems, Inc.*                                                 25,600 $ 1,285,120
 Pharmaceutical Product Development, Inc.*                             72,100   2,111,809
                                                                              -----------
                                                                                8,497,487
                                                                              -----------

INSURANCE--2.1%
 W.R. Berkley Corp.                                                    30,800   1,478,400
                                                                              -----------

OIL & GAS EXPLORATION--3.6%
 Plains Resources, Inc.*                                               21,500     559,000
 Spinnaker Exploration Co.*                                            55,550   1,965,359
                                                                              -----------
                                                                                2,524,359
                                                                              -----------

RESTAURANTS--4.0%
 P.F. Chang's China Bistro, Inc.*                                      39,700   1,426,024
 Panera Bread Co. Class A*                                             39,700   1,389,103
                                                                              -----------
                                                                                2,815,127
                                                                              -----------

RETAIL--SPECIALTY--4.8%
 1-800-FLOWERS.COM, Inc. Class A*                                      70,900     855,054
 Chico's FAS, Inc.*                                                    35,050     825,427
 Cost Plus, Inc.*                                                      61,700   1,132,812
 Tweeter Home Entertainment Group, Inc.*                               37,400     510,136
                                                                              -----------
                                                                                3,323,429
                                                                              -----------

TELECOMMUNICATIONS--WIRELESS--3.1%
 AirGate PCS, Inc.*                                                    37,950   1,685,739
 SpectraLink Corp.*                                                    31,500     492,975
                                                                              -----------
                                                                                2,178,714
                                                                              -----------

TRANSPORTATION--0.8%
 Offshore Logistics, Inc.*                                             30,400     583,376
                                                                              -----------
 TOTAL COMMON STOCKS
  (Identified Cost $83,976,129)                                                71,544,055
                                                                              -----------
                                                                         Face
                                                                       Amount
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.8% of net assets
 Repurchase Agreement with State Street Corp., dated 9/28/01 at
  2.000% to be repurchased at $2,621,437 on 10/01/01
  collateralized by $1,665,000 U.S. Treasury Bond, 13.250% due
  05/15/14 with a value of $2,678,149                              $2,621,000   2,621,000
                                                                              -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $2,621,000)                                                  2,621,000
                                                                              -----------
TOTAL INVESTMENTS--106.4%
 (IDENTIFIED COST $86,597,129)@                                                74,165,055
 Liabilities, Less Cash and Other Assets--(6.4%)                               (4,454,970)
                                                                              -----------
NET ASSETS--100%                                                              $69,710,085
                                                                              ===========



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

+  See Note 1.
*  Non-income producing security
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $87,274,158 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,045,574 and $17,154,677, respectively, resulting in net unrealized depreciation of $13,109,103.

                See accompanying notes to financial statements.

Loomis Sayles Small Company Value Fund
PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                      Shares     Value +
        -----------------------------------------------------------------
        COMMON STOCKS - 95.7% of net assets

        AEROSPACE/DEFENSE--1.3%
         AAR Corp.                                     8,600 $    68,886
         Alliant Techsystems, Inc.*                    1,750     149,800
         Ladish Co., Inc.*                             8,100      64,395
                                                             -----------
                                                                 283,081
                                                             -----------

        AUTO & RELATED--0.8%
         Gentex Corp.*                                 3,900      93,171
         Lear Corp.*                                   2,900      78,358
                                                             -----------
                                                                 171,529
                                                             -----------

        BANKS/SAVINGS & LOANS--9.0%
         Astoria Financial Corp.                       1,600      94,816
         City National Corp.                           2,100      90,615
         Colonial BancGroup, Inc.                     11,700     149,760
         Commercial Federal Corp.                      4,800     116,496
         Downey Financial Corp.                        4,200     185,346
         East West Bancorp, Inc.                       8,600     201,154
         First Midwest Bancorp, Inc.                   5,900     199,302
         Mississippi Valley Bancshares, Inc.           4,400     167,200
         New York Community Bancorp, Inc.              8,475     196,705
         Port Financial Corp.                          4,000      95,520
         Prosperity Bancshares, Inc.                     500      12,850
         Republic Bancorp, Inc.                       12,300     176,013
         Wilmington Trust Corp.                        2,000     110,400
         Wintrust Financial Corp.                      5,900     183,195
                                                             -----------
                                                               1,979,372
                                                             -----------

        BROADCASTING--2.1%
         A. H. Belo Corp. Series A                     7,500     120,300
         Crown Media Holdings, Inc. Class A*           9,600      98,400
         Saga Communications, Inc. Class A*           13,300     230,223
                                                             -----------
                                                                 448,923
                                                             -----------

        BUILDING & CONSTRUCTION--0.5%
         Insituform Technologies, Inc. Class A*        7,000     119,350
                                                             -----------

        BUSINESS SERVICES--1.7%
         Global Payments, Inc.                         6,400     188,160
         MAXIMUS, Inc.*                                2,600     103,298
         NCO Group, Inc.*                              6,100      83,448
                                                             -----------
                                                                 374,906
                                                             -----------

        CHEMICALS--SPECIALTY--4.5%
         Cambrex Corp.                                 2,400      80,472
         Cuno, Inc.*                                   2,300      63,825
         Cytec Industries, Inc.*                       3,000      69,450
         Ferro Corp.                                   9,200     213,256
         Olin Corp.                                    7,600     111,720
         Omnova Solutions, Inc.                       21,600     135,000



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                         Shares     Value +
    ------------------------------------------------------------------------
    COMMON STOCKS - continued

    CHEMICALS--SPECIALTY--CONTINUED
     Spartech Corp.                                       7,100 $   146,828
     The Valspar Corp.                                    4,900     163,856
                                                                -----------
                                                                    984,407
                                                                -----------

    COMMERCIAL SERVICES--4.3%
     ADVO, Inc.*                                          8,700     295,800
     Arbitron, Inc.*                                      2,300      60,168
     Harte-Hanks, Inc.                                    5,400     116,856
     Hughes Supply, Inc.                                  4,600     102,580
     Pegasus Solutions, Inc.*                            10,400      87,152
     R.H. Donnelley Corp.*                               10,700     279,484
                                                                -----------
                                                                    942,040
                                                                -----------

    COMMUNICATIONS EQUIPMENT--0.3%
     Advanced Fibre Communications, Inc.*                 5,100      74,511
                                                                -----------

    COMPUTER HARDWARE--0.9%
     Maxtor Corp.*                                       25,200      89,964
     National Instruments Corp.*                          4,100     107,297
                                                                -----------
                                                                    197,261
                                                                -----------

    COMPUTER SERVICES--0.5%
     Manhattan Associates, Inc.*                          1,800      30,528
     ProQuest Co.*                                        2,100      69,090
                                                                -----------
                                                                     99,618
                                                                -----------

    COMPUTER SOFTWARE--2.1%
     Actuate Corp.*                                      18,800      78,772
     Ascential Software Corp.*                           27,400      90,420
     MRO Software, Inc.*                                 12,400     126,480
     Progress Software Corp.*                             7,900     110,521
     Transaction Systems Architects, Inc. Class A*        8,100      50,868
                                                                -----------
                                                                    457,061
                                                                -----------

    CONSUMER PRODUCTS--1.1%
     Fossil, Inc.*                                        6,600     103,686
     Scotts Co.*                                          4,300     146,630
                                                                -----------
                                                                    250,316
                                                                -----------

    ELECTRICAL EQUIPMENT--0.8%
     AMETEK, Inc.                                         6,800     178,704
                                                                -----------

    ELECTRONIC COMPONENTS--3.5%
     Brooks Automation, Inc.*                             3,700      98,383
     CTS Corp.                                            5,100      75,327
     DSP Group, Inc.*                                     8,200     163,590
     Eletronics For Imaging, Inc.*                       10,500     170,940
     Photronics, Inc.*                                    5,000      92,250
     Technitrol, Inc.                                     7,100     158,330
                                                                -----------
                                                                    758,820
                                                                -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                        Shares     Value +
      ---------------------------------------------------------------------
      COMMON STOCKS - continued

      ELECTRONIC COMPONENTS--SEMICONDUCTORS--1.1%
       Microsemi Corp.*                                  6,000 $   156,300
       TriQuint Semiconductor, Inc.*                     5,900      94,341
                                                               -----------
                                                                   250,641
                                                               -----------

      ENTERTAINMENT--0.4%
       Steinway Musical Instruments, Inc.*               5,800      84,042
                                                               -----------

      ENVIRONMENTAL SERVICES--0.7%
       American States Water Co.                         4,000     148,000
                                                               -----------

      FINANCIAL SERVICES--4.5%
       Affiliated Managers Group, Inc.*                  2,600     147,706
       Allied Capital Corp.                              6,400     145,600
       American Capital Strategies Ltd.                  6,900     188,991
       Boston Private Financial Holdings, Inc.           4,200      81,942
       DVI, Inc.*                                        3,600      61,164
       Federated Investors, Inc. Class B                 3,300      97,680
       Investment Technology Group, Inc.*                1,700      94,333
       Jefferies Group, Inc.                             2,000      66,000
       Metris Cos., Inc.                                 4,500     111,375
                                                               -----------
                                                                   994,791
                                                               -----------

      FOOD--PACKAGED & MISCELLANEOUS--2.0%
       Corn Products International, Inc.                 6,000     172,380
       Hormel Foods Corp.                                8,300     196,046
       Ralcorp Holdings, Inc.*                           3,700      72,002
                                                               -----------
                                                                   440,428
                                                               -----------

      FOREST & PAPER PRODUCTS--1.2%
       Boise Cascade Corp.                               5,700     168,150
       Rock-Tenn Co. Class A                             8,200      90,200
                                                               -----------
                                                                   258,350
                                                               -----------

      FREIGHT TRANSPORTATION--1.9%
       GATX Corp.                                        5,100     171,564
       USFreightways Corp.                               4,200     131,628
       Yellow Corp.*                                     5,400     109,836
                                                               -----------
                                                                   413,028
                                                               -----------

      HEALTHCARE--BIOTECHNOLOGY--0.8%
       Tularik, Inc.*                                    8,900     163,938
                                                               -----------

      HEALTHCARE--DRUGS--1.9%
       Alpharma, Inc. Class A                            7,000     201,600
       Medicis Pharmaceutical Corp. Class A*             4,500     224,910
                                                               -----------
                                                                   426,510
                                                               -----------

      HEALTHCARE--MEDICAL TECHNOLOGY--5.1%
       Beckman Coulter, Inc.                             7,200     318,600
       IDEXX Laboratories, Inc.*                         6,900     161,253
       Steris Corp.*                                     6,600     129,756



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                       Shares     Value +
       -------------------------------------------------------------------
       COMMON STOCKS - continued

       HEALTHCARE--MEDICAL TECHNOLOGY--CONTINUED
        Varian Medical Systems, Inc.*                   3,700 $   237,355
        Ventana Medical Systems, Inc.*                  3,600      73,584
        Wilson Greatbatch Technologies, Inc.*           6,900     202,170
                                                              -----------
                                                                1,122,718
                                                              -----------

       HEALTHCARE--PRODUCTS--3.5%
        Bioject Medical Technologies, Inc.*             8,600      88,064
        Henry Schein, Inc.*                             3,200     123,520
        Natus Medical, Inc.*                            7,200      55,080
        Sybron Dental Specialties, Inc.*               10,300     191,580
        The Cooper Cos., Inc.                           3,200     150,080
        Vascular Solutions, Inc.*                       5,400       9,558
        Wright Medical Group, Inc.*                     8,700     147,378
                                                              -----------
                                                                  765,260
                                                              -----------

       HEALTHCARE--SERVICES--1.4%
        Hooper Holmes, Inc.                            16,500     102,960
        Omnicare, Inc.                                  8,900     194,287
                                                              -----------
                                                                  297,247
                                                              -----------

       HOME BUILDERS--0.8%
        D.R. Horton, Inc.                               8,160     170,218
                                                              -----------

       HOME PRODUCTS--2.5%
        Alberto-Culver Co. Class A                      2,800      92,344
        Furniture Brands International, Inc.*           9,500     185,060
        Mohawk Industries, Inc.*                        7,100     260,925
                                                              -----------
                                                                  538,329
                                                              -----------

       INSURANCE--4.0%
        American Financial Group, Inc.                  5,700     126,540
        AmerUs Group Co.                                6,200     218,240
        Annuity and Life Re (Holdings) Ltd.             4,000     135,800
        Arthur J. Gallagher & Co.                       5,600     189,560
        Protective Life Corp.                           4,000     116,000
        The First American Financial Corp.              4,800      97,200
                                                              -----------
                                                                  883,340
                                                              -----------

       LODGING & HOTEL--0.1%
        MeriStar Hospitality Corp.                      1,000      10,550
                                                              -----------

       MACHINERY--1.3%
        Flowserve Corp.*                                2,800      55,300
        Gardner Denver, Inc.*                           6,100     135,420
        Joy Global, Inc.*                               5,800      86,130
                                                              -----------
                                                                  276,850
                                                              -----------

       MANUFACTURING--4.5%
        Actuant Corp. Class A                           5,500      99,825
        AptarGroup, Inc.                                5,500     174,900

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                     Shares     Value +
        ----------------------------------------------------------------
        COMMON STOCKS - continued

        MANUFACTURING--CONTINUED
         Crane Co.                                    6,200 $   135,904
         Harman International Industries, Inc.        3,300     110,550
         Monaco Coach Corp.*                         10,700     152,475
         Mueller Industries, Inc.*                    6,100     175,070
         National Service Industries, Inc.            6,500     134,225
                                                            -----------
                                                                982,949
                                                            -----------

        METALS--0.5%
         Reliance Steel & Aluminum Co.                4,800     114,048
                                                            -----------

        METALS & MINING--0.8%
         Quanex Corp.                                 4,200      97,020
         Worthington Industries, Inc.                 6,500      73,125
                                                            -----------
                                                                170,145
                                                            -----------

        NETWORKING PRODUCTS--0.5%
         Black Box Corp.*                             2,600     109,408
                                                            -----------

        OFFICE EQUIPMENT--0.5%
         School Specialty, Inc.*                      3,400     103,904
                                                            -----------

        OIL & GAS DRILLING EQUIPMENT--1.0%
         Atwood Oceanics, Inc.*                       3,800      98,800
         Hydril Co.*                                  5,900      82,187
         Veritas DGC, Inc.*                           3,700      41,255
                                                            -----------
                                                                222,242
                                                            -----------

        OIL & GAS EXPLORATION--1.0%
         Penn Virginia Corp.                          3,900     109,785
         Remington Oil & Gas Corp.*                   7,800     102,102
                                                            -----------
                                                                211,887
                                                            -----------

        PUBLISHING--0.8%
         John Wiley & Son, Inc. Class A               8,100     169,128
                                                            -----------

        REAL ESTATE INVESTMENT TRUSTS--4.5%
         Bedford Property Investors, Inc.             4,500      91,080
         CarrAmerica Realty Corp.                     4,800     143,808
         Corporate Office Properties Trust            7,900      86,110
         Glimcher Realty Trust                        5,400      87,372
         Liberty Property Trust                       7,600     218,044
         Prentiss Properties Trust                    6,000     165,000
         Reckson Associates Realty Corp.              8,400     202,860
                                                            -----------
                                                                994,274
                                                            -----------

        RESTAURANTS--2.0%
         AFC Enterprises, Inc.*                       7,100     144,840
         CEC Entertainment, Inc.*                     3,800     129,580
         IHOP Corp.*                                  1,200      31,440
         The Steak n Shake Co.*                      14,100     139,590
                                                            -----------
                                                                445,450
                                                            -----------



                                    [Graphic]
Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2001

                                                        Shares     Value +
      ---------------------------------------------------------------------
      COMMON STOCKS - continued

      RETAIL--FOOD & DRUG--0.6%
       Ruddick Corp.                                     5,100 $    78,030
       Sonic Corp.*                                      2,050      62,156
                                                               -----------
                                                                   140,186
                                                               -----------

      RETAIL--GENERAL--0.6%
       Michaels Stores, Inc.*                            3,800     138,852
                                                               -----------

      RETAIL--SPECIALTY--4.6%
       Casey's General Stores, Inc.                     11,600     137,924
       Cole National Corp.*                              7,800     103,506
       Linens 'n Things, Inc.*                           3,300      61,314
       Movado Group, Inc.                                4,600      71,300
       Pacific Sunwear of California, Inc.*              6,800      93,500
       PETsMART, Inc.*                                   7,300      51,392
       Pier 1 Imports, Inc.                             19,500     161,850
       The Wet Seal, Inc.*                               6,750     124,267
       Too, Inc.*                                        2,800      58,772
       Zale Corp.*                                       5,500     145,640
                                                               -----------
                                                                 1,009,465
                                                               -----------

      TELECOMMUNICATIONS--1.0%
       ADTRAN, Inc.*                                     4,800      91,680
       Commonwealth Telephone Enterprises, Inc.*         3,600     132,300
                                                               -----------
                                                                   223,980
                                                               -----------

      TEXTILE & APPAREL--1.0%
       Liz Claiborne, Inc.                               3,600     135,720
       Russell Corp.                                     6,700      91,991
                                                               -----------
                                                                   227,711
                                                               -----------

      UTILITIES--5.2%
       AGL Resources, Inc.                               4,400      87,868
       Alliant Energy Corp.                              6,100     190,930
       Energy East Corp.                                10,300     207,133
       MDU Resources Group, Inc.                         6,400     149,568
       New Jersey Resources Corp.                        3,600     159,156
       NSTAR                                             2,400     100,560
       Vectren Corp.                                    11,400     255,246
                                                               -----------
                                                                 1,150,461
                                                               -----------
       TOTAL COMMON STOCKS
        (Identified Cost $20,755,714)                           20,978,229
                                                               -----------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                            Face
                                                          Amount     Value +
   ---------------------------------------------------------------------------
   SHORT-TERM INVESTMENT - 4.7% of net assets

   COMMERCIAL PAPER--4.7%
    Citicorp, 3.300%, 10/01/01                        $1,037,000 $ 1,037,000
                                                                 -----------
    TOTAL SHORT-TERM INVESTMENT
     (Identified Cost $1,037,000)                                  1,037,000
                                                                 -----------
   TOTAL INVESTMENTS--100.4%
    (IDENTIFIED COST $21,792,714) @                               22,015,229
    Liabilities, Less Cash and Other Assets--(0.4%)                  (82,069)
                                                                 -----------
   NET ASSETS--100%                                              $21,933,160
                                                                 ===========

+  See Note 1.
*  Non-income producing security.
@ At September 30, 2001, the net unrealized appreciation on investments based on cost of $21,758,325 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,253,366 and $1,996,462, respectively, resulting in net unrealized appreciation of $256,904.

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Statements of Assets and Liabilities
SEPTEMBER 30, 2001


                                      CALIFORNIA                      CORE
                                        TAX-FREE   CORE FIXED   PLUS FIXED        FIXED
                                     INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND
-----------------------------------------------------------------------------------------
Assets
  Investments at value               $15,696,784  $16,124,546  $36,262,721 $405,282,474
  Repurchase agreement at value        2,059,000      937,000    2,808,000    6,525,000
  Cash                                       684          645            0          964
  Foreign currency at value                    0            0            0      175,642
  Receivable for:
   Securities sold                             0      109,734      770,875    1,440,394
   Dividends and interest                230,863      274,910      523,727    6,943,753
  Due from the adviser                     8,691       11,891       33,788       42,601
                                     -----------  -----------  ----------- ------------
                                      17,996,022   17,458,726   40,399,111  420,410,828
                                     -----------  -----------  ----------- ------------
Liabilities
  Payable for:
   Due to custodian                            0            0      394,816            0
   Securities purchased                  633,165            0      442,935            0
   Fund shares redeemed                        0      950,000        3,700            0
   Foreign taxes                               0            0            0        6,176
  Accrued expenses:
   Management fees                         7,179        4,255       11,356      179,605
   Trustees' fees                            475          475          475          475
   Administrative fees                       798        1,299        1,203       26,808
  Other                                   28,891       26,302       30,497      106,683
                                     -----------  -----------  ----------- ------------
                                         670,508      982,331      884,982      319,747
                                     -----------  -----------  ----------- ------------
Net Assets                           $17,325,514  $16,476,395  $39,514,129 $420,091,081
                                     ===========  ===========  =========== ============
  Net Assets consist of:
   Capital paid in                   $16,935,220  $16,255,084  $38,343,120 $455,765,639
   Undistributed net investment
    income                               125,485      828,931      745,572   26,885,853
   Accumulated net realized gain
    (loss)                               (50,506)    (972,793)      98,554   (8,262,893)
   Unrealized appreciation
    (depreciation) on investments
    and foreign currency--net            315,315      365,173      326,883  (54,297,518)
                                     -----------  -----------  ----------- ------------
Net Assets                           $17,325,514  $16,476,395  $39,514,129 $420,091,081
                                     ===========  ===========  =========== ============
Shares of beneficial interest
 outstanding, no par value             1,664,770    1,526,134    3,836,483   37,417,010
Net asset value and redemption price $     10.41  $     10.80  $     10.30 $      11.23
Identified cost of investments       $17,440,469  $16,696,373  $38,743,801 $466,093,470
Cost of foreign currency             $         0  $         0  $         0 $    176,303

                See accompanying notes to financial statements.

  HIGH YIELD    INTERMEDIATE   INVESTMENT      MID CAP                      SMALL        SMALL
       FIXED  DURATION FIXED  GRADE FIXED       GROWTH    PROVIDENT       COMPANY      COMPANY
 INCOME FUND     INCOME FUND  INCOME FUND         FUND         FUND   GROWTH FUND   VALUE FUND
-----------------------------------------------------------------------------------------------

$ 30,822,992   $22,569,260   $145,294,332  $ 7,184,320  $14,513,587  $ 71,544,055  $22,015,229
     244,000       689,000        202,000      298,000    3,000,000     2,621,000            0
     342,917           444            910          745    1,703,928       282,512        3,391
           0             0         58,320            0            0             0            0

      21,000             0         89,758       61,079            0       172,965      212,747
     661,801       337,056      2,616,075          660       20,827         5,883       34,086
      14,542         9,199         15,073       24,163        8,670        21,483       10,988
------------   -----------   ------------  -----------  -----------  ------------  -----------
  32,107,252    23,604,959    148,276,468    7,568,967   19,247,012    74,647,898   22,276,441
------------   -----------   ------------  -----------  -----------  ------------  -----------


           0             0              0            0            0             0            0
      70,675             0              0       50,679            0       955,854      298,041
           0             0              0            0            0     3,883,954            0
       2,157             0              0            0            0             0            0

      18,766         5,774         49,342        5,063        8,006        48,307       14,066
         475           475            475          475          475           475          475
       2,155         1,317          9,378          566        1,695         5,699        1,361
      41,138        29,547         49,015       29,653       25,979        43,524       29,338
------------   -----------   ------------  -----------  -----------  ------------  -----------
     135,366        37,113        108,210       86,436       36,155     4,937,813      343,281
------------   -----------   ------------  -----------  -----------  ------------  -----------
$ 31,971,886   $23,567,846   $148,168,258  $ 7,482,531  $19,210,857  $ 69,710,085  $21,933,160
============   ===========   ============  ===========  ===========  ============  ===========

$ 47,602,123   $22,777,835   $154,288,491  $12,459,971  $21,547,819  $134,815,129  $18,741,191

   3,762,377        56,061        109,426            0      283,608             0      100,077

  (7,546,050)       19,036        813,266   (3,365,856)  (2,203,437)  (52,672,970)   2,869,377


 (11,846,564)      714,914     (7,042,925)  (1,611,584)    (417,133)  (12,432,074)     222,515
------------   -----------   ------------  -----------  -----------  ------------  -----------
$ 31,971,886   $23,567,846   $148,168,258  $ 7,482,531  $19,210,857  $ 69,710,085  $21,933,160
============   ===========   ============  ===========  ===========  ============  ===========

   4,917,630     2,327,003     13,280,377    1,250,001    2,505,363     8,635,344    2,363,841
$       6.50   $     10.13   $      11.16  $      5.99  $      7.67  $       8.07  $      9.28
$ 42,913,818   $22,543,346   $152,532,312  $ 9,093,904  $17,930,720  $ 86,597,129  $21,792,714
$          0   $         0   $     58,788  $         0  $         0  $          0  $         0



                                    [Graphic]
Loomis Sayles Investment Trust

Statements of Operations
FOR THE PERIOD ENDED SEPTEMBER 30, 2001


                                          CALIFORNIA TAX-         CORE    CORE PLUS        FIXED
                                              FREE INCOME FIXED INCOME FIXED INCOME       INCOME
                                                     FUND         FUND       FUND**         FUND
--------------------------------------------------------------------------------------------------
Investment Income
  Dividends*                                $        0     $        0   $        0  $  1,121,455
  Interest                                     852,988      1,169,845      792,822    38,456,270
                                            ----------     ----------   ----------  ------------
                                               852,988      1,169,845      792,822    39,577,725
                                            ----------     ----------   ----------  ------------
  Expenses
   Management fees                              83,057         51,299       38,267     2,188,126
   Trustees' fees and expenses                   1,857          1,857          966         1,857
   Administrative fees                          11,547         11,608        7,034       317,699
   Custodian and accounting fees                46,214         48,003       16,069       183,002
   Transfer agent fees                          13,214         11,152        3,300        25,340
   Audit and tax services fees                  22,580         22,580       22,400        30,259
   Registration fees                            15,892         11,472       19,559        42,416
   Printing fees                                 5,733          8,536       17,579       154,611
   Other expenses                                6,164          7,810        4,001        16,065
                                            ----------     ----------   ----------  ------------
   Total expenses                              206,258        174,317      129,175     2,959,375
   Less expenses waived and
    reimbursed by the investment
    adviser                                    (98,284)       (98,794)     (79,974)     (114,811)
                                            ----------     ----------   ----------  ------------
  Net expenses                                 107,974         75,523       49,201     2,844,564
                                            ----------     ----------   ----------  ------------
  Net investment income (loss)                 745,014      1,094,322      743,621    36,733,161
                                            ----------     ----------   ----------  ------------
Net Realized and Unrealized Gain
 (Loss) on Investments and Foreign
 Currency Transactions
  Net realized gain (loss) on
   investments and foreign currency             11,017        101,393      100,505    (5,339,608)
  Change in unrealized appreciation
   (depreciation) on investments and
   foreign currency                            287,467        591,243      326,883   (23,805,491)
                                            ----------     ----------   ----------  ------------
  Net realized gain (loss) and change in
   unrealized appreciation
   (depreciation)                              298,484        692,636      427,388   (29,145,099)
                                            ----------     ----------   ----------  ------------
Net Increase (Decrease) in Net
 Assets from Operations                     $1,043,498     $1,786,958   $1,171,009  $  7,588,062
                                            ==========     ==========   ==========  ============

* Net of foreign withholding taxes of $19,301, $7,535, and $34 for the Fixed Income Fund, High Yield Fixed Income Fund and Provident Fund, respectively.
**Commencement of operations on June 18, 2001.
***Commencement of operations on February 28, 2001.

                See accompanying notes to financial statements.

  HIGH YIELD    INTERMEDIATE  INVESTMENT      MID CAP                      SMALL        SMALL
FIXED INCOME  DURATION FIXED GRADE FIXED       GROWTH    PROVIDENT       COMPANY      COMPANY
        FUND     INCOME FUND INCOME FUND      FUND***         FUND   GROWTH FUND   VALUE FUND
-----------------------------------------------------------------------------------------------

$    256,611    $        0   $   229,234  $     7,620  $   237,285  $     54,362  $   312,026
   4,941,647     1,529,680    11,407,253       10,593      194,688       225,379       70,921
------------    ----------   -----------  -----------  -----------  ------------  -----------
   5,198,258     1,529,680    11,636,487       18,213      431,973       279,741      382,947
------------    ----------   -----------  -----------  -----------  ------------  -----------

     232,860        73,795       596,615       48,608      111,431       712,512      170,195
       1,857         1,857         1,833        1,466        1,857         1,664        1,857
      28,792        16,348       108,173        4,615       16,175        70,204       16,786
      64,295        53,430        96,168       23,540       42,807        82,324       75,910
       9,212         6,482        14,894        3,821        9,370        15,999        6,223
      29,396        21,396        28,921       17,000       22,560        20,288       18,287
      16,015        11,652        15,408       20,833       16,240        27,550       12,659
       9,181         4,066        50,499        1,492        6,631        32,242        7,362
       6,494         6,508         8,523        3,406        6,151         6,533        5,811
------------    ----------   -----------  -----------  -----------  ------------  -----------
     398,102       195,534       921,034      124,781      233,222       969,316      315,090


    (107,027)      (89,427)     (100,689)     (66,529)     (88,362)     (114,302)    (110,856)
------------    ----------   -----------  -----------  -----------  ------------  -----------
     291,075       106,107       820,345       58,252      144,860       855,014      204,234
------------    ----------   -----------  -----------  -----------  ------------  -----------
   4,907,183     1,423,573    10,816,142      (40,039)     287,113      (575,273)     178,713
------------    ----------   -----------  -----------  -----------  ------------  -----------




  (1,951,971)      115,491       645,651   (3,365,856)  (2,123,066)  (52,180,244)   2,878,674


  (8,361,364)    1,149,003     1,553,083   (1,611,584)  (1,869,357)  (34,605,364)  (2,286,055)
------------    ----------   -----------  -----------  -----------  ------------  -----------


 (10,313,335)    1,264,494     2,198,734   (4,977,440)  (3,992,423)  (86,785,608)     592,619
------------    ----------   -----------  -----------  -----------  ------------  -----------

$ (5,406,152)   $2,688,067   $13,014,876  $(5,017,479) $(3,705,310) $(87,360,881) $   771,332
============    ==========   ===========  ===========  ===========  ============  ===========



                                    [Graphic]
Loomis Sayles Investment Trust

Statements of Changes in Net Assets
CALIFORNIA TAX-FREE INCOME FUND

                                                                      YEAR ENDED    YEAR ENDED
                                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                                            2001          2000
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $   745,014   $   735,867
  Net realized gain (loss) on investments and foreign currency           11,017       (59,721)
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                                 287,467        (4,731)
                                                                    -----------   -----------
  Increase (decrease) in net assets from operations                   1,043,498       671,415
                                                                    -----------   -----------
From Distributions to Shareholders
  Net investment income                                                (676,951)     (680,198)
  Net realized gain on investments                                            0       (38,667)
                                                                    -----------   -----------
  Total distributions                                                  (676,951)     (718,865)
                                                                    -----------   -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                    1,830,145       504,671
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                        149,979       159,040
  Cost of shares redeemed                                              (315,500)   (3,993,582)
                                                                    -----------   -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                       1,664,624    (3,329,871)
                                                                    -----------   -----------
  Total increase (decrease) in net assets                             2,031,171    (3,377,321)
Net Assets
  Beginning of period                                                15,294,343    18,671,664
                                                                    -----------   -----------
  End of period                                                     $17,325,514   $15,294,343
                                                                    ===========   ===========
Undistributed Net Investment Income
  End of period                                                     $   125,485   $    57,422
                                                                    ===========   ===========
Number of Shares of the Fund
  Issued from the sale of shares                                        178,697        49,487
  Issued in connection with the reinvestment of distributions            14,561        15,827
  Redeemed                                                              (30,489)     (397,538)
                                                                    -----------   -----------
  Net change                                                            162,769      (332,224)
                                                                    ===========   ===========

                See accompanying notes to financial statements.

Statements of Changes in Net Assets
CORE FIXED INCOME FUND


                                                                      YEAR ENDED    YEAR ENDED
                                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                                            2001          2000
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $ 1,094,322  $  1,372,261
  Net realized gain (loss) on investments and foreign currency          101,393    (1,005,793)
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                                 591,243       633,029
                                                                    -----------  ------------
  Increase (decrease) in net assets from operations                   1,786,958       999,497
                                                                    -----------  ------------
From Distributions to Shareholders
  Net investment income                                              (1,275,211)   (1,358,125)
  Net realized gain on investments                                            0        (2,230)
                                                                    -----------  ------------
  Total distributions                                                (1,275,211)   (1,360,355)
                                                                    -----------  ------------
From Capital Share Transactions
  Proceeds from the sale of shares                                    2,183,933     4,829,471
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                      1,275,211     1,360,354
  Cost of shares redeemed                                            (3,601,606)  (12,305,918)
                                                                    -----------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                        (142,462)   (6,116,093)
                                                                    -----------  ------------
  Total increase (decrease) in net assets                               369,285    (6,476,951)
Net Assets
  Beginning of period                                                16,107,110    22,584,061
                                                                    -----------  ------------
  End of period                                                     $16,476,395  $ 16,107,110
                                                                    ===========  ============
Undistributed Net Investment Income
  End of period                                                     $   828,931  $  1,007,494
                                                                    ===========  ============
Number of Shares of the Fund
  Issued from the sale of shares                                        207,969       472,795
  Issued in connection with the reinvestment of distributions           127,649       137,132
  Redeemed                                                             (341,739)   (1,217,932)
                                                                    -----------  ------------
  Net change                                                             (6,121)     (608,005)
                                                                    ===========  ============

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Statement of Changes in Net Assets
CORE PLUS FIXED INCOME FUND

                                                                              PERIOD ENDED
                                                                             SEPTEMBER 30,
                                                                                     2001*
-------------------------------------------------------------------------------------------
From Operations
  Net investment income                                                       $   743,621
  Net realized gain (loss) on investments and foreign currency                    100,505
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                                           326,883
                                                                              -----------
  Increase (decrease) in net assets from operations                             1,171,009
                                                                              -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                             39,512,068
  Cost of shares redeemed                                                      (1,168,948)
                                                                              -----------
  Increase (decrease) in net assets derived from capital share transactions    38,343,120
                                                                              -----------
  Total increase (decrease) in net assets                                      39,514,129
Net Assets
  Beginning of period                                                                   0
                                                                              -----------
  End of period                                                               $39,514,129
                                                                              ===========
Undistributed Net Investment Income
  End of period                                                               $   745,572
                                                                              ===========
Number of Shares of the Fund
  Issued from the sale of shares                                                3,952,886
  Redeemed                                                                       (116,403)
                                                                              -----------
  Net change                                                                    3,836,483
                                                                              ===========

*Commencementof operations on June 18, 2001.

                See accompanying notes to financial statements.

Statements of Changes in Net Assets
FIXED INCOME FUND

                                                                   YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER 30, SEPTEMBER 30,
                                                                         2001          2000
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                         $ 36,733,161  $ 30,825,575
  Net realized gain (loss) on investments and foreign currency    (5,339,608)   (2,673,519)
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency                              (23,805,491)   (7,502,115)
                                                                ------------  ------------
  Increase (decrease) in net assets from operations                7,588,062    20,649,941
                                                                ------------  ------------
From Distributions to Shareholders
  Net investment income                                          (33,019,561)  (24,292,627)
                                                                ------------  ------------
From Capital Share Transactions
  Proceeds from the sale of shares                                49,627,256   131,665,848
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                  32,920,804    23,996,635
  Cost of shares redeemed                                        (64,755,268)  (22,297,368)
                                                                ------------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                   17,792,792   133,365,115
                                                                ------------  ------------
  Total increase (decrease) in net assets                         (7,638,707)  129,722,429
Net Assets
  Beginning of period                                            427,729,788   298,007,359
                                                                ------------  ------------
  End of period                                                 $420,091,081  $427,729,788
                                                                ============  ============
Undistributed Net Investment Income
  End of period                                                 $ 26,885,853  $ 23,473,198
                                                                ============  ============
Number of Shares of the Fund
  Issued from the sale of shares                                   4,351,120    10,967,383
  Issued in connection with the reinvestment of distributions      2,987,369     2,086,664
  Redeemed                                                        (5,724,587)   (1,889,932)
                                                                ------------  ------------
  Net change                                                       1,613,902    11,164,115
                                                                ============  ============

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Statements of Changes in Net Assets
HIGH YIELD FIXED INCOME FUND

                                                                      YEAR ENDED    YEAR ENDED
                                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                                            2001          2000
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $ 4,907,183   $ 3,432,165
  Net realized gain (loss) on investments and foreign currency       (1,951,971)   (1,672,712)
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                              (8,361,364)      798,429
                                                                    -----------   -----------
  Increase (decrease) in net assets from operations                  (5,406,152)    2,557,882
                                                                    -----------   -----------
From Distributions to Shareholders
  Net investment income                                              (3,831,146)   (2,737,451)
                                                                    -----------   -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                    4,204,995    12,588,000
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                      2,927,325     1,725,977
  Cost of shares redeemed                                            (5,541,641)            0
                                                                    -----------   -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                       1,590,679    14,313,977
                                                                    -----------   -----------
  Total increase (decrease) in net assets                            (7,646,619)   14,134,408
Net Assets
Beginning of period                                                  39,618,505    25,484,097
                                                                    -----------   -----------
End of period                                                       $31,971,886   $39,618,505
                                                                    ===========   ===========
Undistributed Net Investment Income
  End of period                                                     $ 3,762,377   $ 2,675,751
                                                                    ===========   ===========
Number of Shares of the Fund
  Issued from the sale of shares                                        571,148     1,505,594
  Issued in connection with the reinvestment of distributions           434,321       212,821
  Redeemed                                                             (841,122)            0
                                                                    -----------   -----------
  Net change                                                            164,347     1,718,415
                                                                    ===========   ===========

                See accompanying notes to financial statements.

Statements of Changes in Net Assets
INTERMEDIATE DURATION FIXED INCOME FUND


                                                                      YEAR ENDED    YEAR ENDED
                                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                                            2001          2000
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $ 1,423,573   $ 1,114,093
  Net realized gain (loss) on investments and foreign currency          115,491       (13,130)
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                               1,149,003       102,659
                                                                    -----------   -----------
  Increase (decrease) in net assets from operations                   2,688,067     1,203,622
                                                                    -----------   -----------
From Distributions to Shareholders
  Net investment income                                              (1,397,579)   (1,091,374)
                                                                    -----------   -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                      300,000     5,105,079
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                      1,397,579     1,091,374
  Cost of shares redeemed                                                     0      (100,000)
                                                                    -----------   -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                       1,697,579     6,096,453
                                                                    -----------   -----------
  Total increase (decrease) in net assets                             2,988,067     6,208,701
Net Assets
  Beginning of period                                                20,579,779    14,371,078
                                                                    -----------   -----------
  End of period                                                     $23,567,846   $20,579,779
                                                                    ===========   ===========
Undistributed Net Investment Income
  End of period                                                     $    56,061   $    30,067
                                                                    ===========   ===========
Number of Shares of the Fund
  Issued from the sale of shares                                         30,364       541,558
  Issued in connection with the reinvestment of distributions           142,481       115,731
  Redeemed                                                                    0       (10,471)
                                                                    -----------   -----------
  Net change                                                            172,845       646,818
                                                                    ===========   ===========

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Statements of Changes in Net Assets
INVESTMENT GRADE FIXED INCOME FUND

                                                                   YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER 30, SEPTEMBER 30,
                                                                         2001          2000
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                         $ 10,816,142  $ 11,330,469
  Net realized gain (loss) on investments and foreign currency       645,651      (193,846)
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency                                1,553,083       137,861
                                                                ------------  ------------
  Increase (decrease) in net assets from operations               13,014,876    11,274,484
                                                                ------------  ------------
From Distributions to Shareholders
  Net investment income                                          (10,634,307)  (10,951,438)
  Net realized gain on investments                                   (68,481)     (601,905)
                                                                ------------  ------------
  Total distributions                                            (10,702,788)  (11,553,343)
                                                                ------------  ------------
From Capital Share Transactions
  Proceeds from the sale of shares                                14,743,537     9,933,764
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                   9,423,986     9,042,033
  Cost of shares redeemed                                        (31,723,467)  (12,042,298)
                                                                ------------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                   (7,555,944)    6,933,499
                                                                ------------  ------------
  Total increase (decrease) in net assets                         (5,243,856)    6,654,640
Net Assets
  Beginning of period                                            153,412,114   146,757,474
                                                                ------------  ------------
  End of period                                                 $148,168,258  $153,412,114
                                                                ============  ============
Undistributed Net Investment Income
  End of period                                                 $    109,426  $     97,922
                                                                ============  ============
Number of Shares of the Fund
  Issued from the sale of shares                                   1,353,713       904,008
  Issued in connection with the reinvestment of distributions        851,397       828,276
  Redeemed                                                        (2,871,288)   (1,098,862)
                                                                ------------  ------------
  Net change                                                        (666,178)      633,422
                                                                ============  ============

                See accompanying notes to financial statements.

Statement of Changes in Net Assets
MID CAP GROWTH FUND

                                                                                         PERIOD ENDED
                                                                                        SEPTEMBER 30,
                                                                                                2001*
------------------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                                           $   (40,039)
  Net realized gain (loss) on investments and foreign currency                            (3,365,856)
  Change in unrealized appreciation (depreciation) on investments and foreign currency    (1,611,584)
                                                                                         -----------
  Increase (decrease) in net assets from operations                                       (5,017,479)
                                                                                         -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                                        12,500,010
                                                                                         -----------
Net Assets
  Beginning of period                                                                              0
                                                                                         -----------
  End of period                                                                          $ 7,482,531
                                                                                         ===========
Undistributed Net Investment Income
  End of period                                                                          $         0
                                                                                         ===========
Number of Shares of the Fund
  Issued from the sale of shares                                                           1,250,001
                                                                                         ===========

* Commencement of operations on February 28, 2001.

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Statements of Changes in Net Assets
PROVIDENT FUND

                                                                      YEAR ENDED    YEAR ENDED
                                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                                            2001          2000
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $   287,113   $   232,527
  Net realized gain (loss) on investments and foreign currency       (2,123,066)    4,170,939
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                              (1,869,357)      801,520
                                                                    -----------   -----------
  Increase (decrease) in net assets from operations                  (3,705,310)    5,204,986
                                                                    -----------   -----------
From Distributions to Shareholders
  Net investment income                                                (187,021)     (114,840)
  Net realized gain on investments                                   (4,076,191)   (7,731,471)
                                                                    -----------   -----------
  Total distributions                                                (4,263,212)   (7,846,311)
                                                                    -----------   -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                            0        81,294
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                      4,263,212     7,846,311
  Cost of shares redeemed                                              (802,001)   (3,453,700)
                                                                    -----------   -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                       3,461,211     4,473,905
                                                                    -----------   -----------
  Total increase (decrease) in net assets                            (4,507,311)    1,832,580
Net Assets
  Beginning of period                                                23,718,168    21,885,588
                                                                    -----------   -----------
  End of period                                                     $19,210,857   $23,718,168
                                                                    ===========   ===========
Undistributed Net Investment Income
  End of period                                                     $   283,608   $   185,459
                                                                    ===========   ===========
Number of Shares of the Fund
  Issued from the sale of shares                                              0         5,661
  Issued in connection with the reinvestment of distributions           474,217       827,670
  Redeemed                                                              (94,264)     (333,917)
                                                                    -----------   -----------
  Net change                                                            379,953       499,414
                                                                    ===========   ===========

                See accompanying notes to financial statements.

Statements of Changes in Net Assets
SMALL COMPANY GROWTH FUND

                                                                   YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER 30, SEPTEMBER 30,
                                                                         2001          2000
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                  $   (575,273) $   (417,458)
  Net realized gain (loss) on investments and foreign currency   (52,180,244)    1,648,892
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency                              (34,605,364)   20,184,734
                                                                ------------  ------------
  Increase (decrease) in net assets from operations              (87,360,881)   21,416,168
                                                                ------------  ------------
From Distributions to Shareholders
  Net realized gain on investments                                (1,329,642)            0
                                                                ------------  ------------
From Capital Share Transactions
  Proceeds from the sale of shares                                45,894,310    97,068,263
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                   1,270,685             0
  Cost of shares redeemed                                        (22,548,708)   (2,374,000)
                                                                ------------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                   24,616,287    94,694,263
                                                                ------------  ------------
  Total increase (decrease) in net assets                        (64,074,236)  116,110,431
Net Assets
  Beginning of period                                            133,784,321    17,673,890
                                                                ------------  ------------
  End of period                                                 $ 69,710,085  $133,784,321
                                                                ============  ============
Undistributed Net Investment Income (Loss)
  End of the period                                             $          0  $          0
                                                                ============  ============
Number of Shares of the Fund
  Issued from the sale of shares                                   3,933,654     5,380,260
  Issued in connection with the reinvestment of distributions         97,296             0
  Redeemed                                                        (2,159,310)     (131,233)
                                                                ------------  ------------
  Net change                                                       1,871,640     5,249,027
                                                                ============  ============

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Investment Trust

Statements of Changes in Net Assets
SMALL COMPANY VALUE FUND

                                                                      YEAR ENDED    YEAR ENDED
                                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                                            2001          2000
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $   178,713  $    304,867
  Net realized gain (loss) on investments and foreign currency        2,878,674     2,330,266
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                              (2,286,055)    4,717,246
                                                                    -----------  ------------
  Increase (decrease) in net assets from operations                     771,332     7,352,379
                                                                    -----------  ------------
From Distributions to Shareholders
  Net investment income                                                (253,299)     (165,311)
  Net realized gain on investments                                   (3,755,347)   (1,282,171)
                                                                    -----------  ------------
  Total distributions                                                (4,008,646)   (1,447,482)
                                                                    -----------  ------------
From Capital Share Transactions
  Proceeds from the sale of shares                                            0       253,733
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                      4,008,646     1,357,039
  Cost of shares redeemed                                                     0   (24,245,296)
                                                                    -----------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                       4,008,646   (22,634,524)
                                                                    -----------  ------------
  Total increase (decrease) in net assets                               771,332   (16,729,627)
Net Assets
  Beginning of period                                                21,161,828    37,891,455
                                                                    -----------  ------------
  End of period                                                     $21,933,160  $ 21,161,828
                                                                    ===========  ============
Undistributed Net Investment Income
  End of period                                                     $   100,077  $    196,338
                                                                    ===========  ============
Number of Shares of the Fund
  Issued from the sale of shares                                              0        23,385
  Issued in connection with the reinvestment of distributions           444,911       144,674
  Redeemed                                                                    0    (2,280,848)
                                                                    -----------  ------------
  Net change                                                            444,911    (2,112,789)
                                                                    ===========  ============

                See accompanying notes to financial statements.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
CALIFORNIA TAX-FREE INCOME FUND



                                                            YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------
                                                           2001       2000     1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 10.18    $ 10.18  $ 10.59
                                                         -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                               0.46(d)    0.47     0.47
  Net realized and unrealized gain (loss) on investments     0.19      (0.02)   (0.41)
                                                          -------    -------  -------
   Total from investment operations                          0.65       0.45     0.06
                                                          -------    -------  -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                      (0.42)     (0.43)   (0.47)
  Distributions from net realized capital gains              0.00      (0.02)    0.00
                                                          -------    -------  -------
   Total distributions                                      (0.42)     (0.45)   (0.47)
                                                          -------    -------  -------
Net asset value, end of period                            $ 10.41    $ 10.18  $ 10.18
======================================================    =======    =======  =======
Total return (%)(a)                                           6.5        4.6      0.6
Net assets, end of period (000)                           $17,326    $15,294  $18,672
Ratios to average net assets:
  Net expenses (%)(b)(c)                                     0.65       0.65     0.65
  Gross expenses (%)(c)                                      1.24       1.16     1.19
  Net investment income (loss) (%)(c)                        4.48       4.63     4.50
Portfolio turnover rate (%)                                    21          3       14

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 NINE MONTHS
    ENDED        YEAR ENDED
SEPTEMBER 30,   DECEMBER 31,
------------- ----------------
    1998       1997     1996
--------------------------------
   $ 10.41    $ 10.19  $ 10.23
   -------    -------  -------
      0.35       0.47     0.46
      0.19       0.25    (0.04)
   -------    -------  -------
      0.54       0.72     0.42
   -------    -------  -------
     (0.36)     (0.47)   (0.45)
      0.00      (0.03)   (0.01)
   -------    -------  -------
     (0.36)     (0.50)   (0.46)
   -------    -------  -------
   $ 10.59    $ 10.41  $ 10.19
   =======    =======  =======
       5.3        7.3      4.1
   $19,618    $16,822  $13,460
      0.65       0.65     0.65
      1.33       1.41     1.26
      4.55       4.62     4.58
        12         24       18



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
CORE FIXED INCOME FUND


                                                             YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------
                                                           2001       2000       1999
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 10.51    $ 10.55    $ 11.49
                                                          -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                               0.71(d)   0.69 (d)    0.61
  Net realized and unrealized gain (loss) on investments     0.47      (0.12)     (0.76)
                                                          -------    -------    -------
   Total from investment operations                          1.18       0.57      (0.15)
                                                          -------    -------    -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                      (0.89)     (0.61)     (0.64)
  Distributions from net realized capital gains              0.00       0.00      (0.15)
                                                          -------    -------    -------
   Total distributions                                      (0.89)     (0.61)     (0.79)
------------------------------------------------------    -------    -------    -------
Net asset value, end of period                            $ 10.80    $ 10.51    $ 10.55
======================================================    =======    =======    =======
Total return (%)(a)                                          11.9        5.8       (1.4)
Net assets, end of period (000)                           $16,476    $16,107    $22,584
Ratios to average net assets:
  Net expenses (%)(b)(c)                                     0.47       0.53       0.65
  Gross expenses (%)(c)                                      1.08       0.90       1.15
  Net investment income (loss) (%)(c)                        6.78       6.74       6.14
Portfolio turnover rate (%)                                    85         69         29

* Commencement of operations on April 24, 1996.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Amount is less than $0.01 per share.

 NINE MONTHS
    ENDED      YEAR ENDED  PERIOD ENDED
SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
------------- ------------ ------------
    1998          1997        1996*
----------------------------------------
   $ 10.66      $ 10.14       $10.00
   -------      -------       ------
      0.50         0.39         0.40
      0.33         0.55         0.13
   -------      -------       ------
      0.83         0.94         0.53
   -------      -------       ------
      0.00        (0.39)       (0.39)
      0.00(e)     (0.03)        0.00
   -------      -------       ------
      0.00        (0.42)       (0.39)
   -------      -------       ------
   $ 11.49      $ 10.66       $10.14
   =======      =======       ======
       7.8          9.2          5.3
   $19,341      $16,110       $6,271
      0.65         0.65         0.65
      1.27         1.80         1.46
      6.08         6.34         6.21
        45           59           34



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
CORE PLUS FIXED INCOME FUND

                                                          PERIOD ENDED
                                                          SEPTEMBER 30,
                                                          -------------
                                                              2001*
------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.00
                                                             -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                  0.20(d)
  Net realized and unrealized gain (loss) on investments        0.10
                                                             -------
   Total from investment operations                             0.30
                                                             -------
Net asset value, end of period                               $ 10.30
                                                             =======
Total return (%)(a)                                              3.0
Net assets, end of period (000)                              $39,514
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        0.45
  Gross expenses (%)(c)                                         1.18
  Net investment income (loss) (%)(c)                           6.80
Portfolio turnover rate (%)                                       21

* Commencement of operations on June 18, 2001.
(a)Total return would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
FIXED INCOME FUND

                                                              YEAR ENDED SEPTEMBER 30,
                           --                             --------------------------------
                                                            2001        2000        1999
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  11.95    $  12.09    $  12.47
                                                          --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                               0.96 (d)    0.99 (d)     0.97
  Net realized and unrealized gain (loss) on investments     (0.78)      (0.30)      (0.27)
                                                          --------    --------    --------
   Total from investment operations                           0.18        0.69        0.70
                                                          --------    --------    --------
LESS DISTRIBUTIONS--
  Dividends from net investment income                       (0.90)      (0.83)      (0.82)
  Distributions from net realized capital gains               0.00        0.00       (0.26)
                                                          --------    --------    --------
   Total distributions                                       (0.90)      (0.83)      (1.08)
                                                          --------    --------    --------
Net asset value, end of period                            $  11.23    $  11.95    $  12.09
                                                          ========    ========    ========
Total return (%)(a)                                            1.6         5.9         5.8
Net assets, end of period (000)                           $420,091    $427,730    $298,007
Ratios to average net assets:
  Net expenses (%)(b)(c)                                      0.65        0.63        0.64
  Gross expenses (%)(c)                                       0.68        0.63        0.64
  Net investment income (loss) (%)(c)                         8.39        8.34        8.30
Portfolio turnover rate (%)                                     24          19          22

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 NINE MONTHS
    ENDED         YEAR ENDED
SEPTEMBER 30,    DECEMBER 31,
------------- -----------------
    1998        1997     1996
---------------------------------
  $  12.59    $  12.08  $ 12.08
  --------    --------  -------
      0.57        0.72     0.91
     (0.62)       0.89     0.27
  --------    --------  -------
     (0.05)       1.61     1.18
  --------    --------  -------
      0.00       (0.75)   (0.90)
     (0.07)      (0.35)   (0.28)
  --------    --------  -------
     (0.07)      (1.10)   (1.18)
  --------    --------  -------
  $  12.47    $  12.59  $ 12.08
  ========    ========  =======
      (0.4)       13.4      9.8
  $248,329    $173,048  $91,746
      0.65        0.65     0.62
      0.68        0.70     0.62
      7.37        7.56     7.97
        31          41       90



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
HIGH YIELD FIXED INCOME FUND


                                                             YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------
                                                           2001       2000       1999
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  8.33    $  8.40    $  8.41
                                                          -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                              0.91 (d)   0.94 (d)    0.95
  Net realized and unrealized gain (loss) on investments    (1.93)     (0.11)      0.35
                                                          -------    -------    -------
   Total from investment operations                         (1.02)      0.83       1.30
                                                          -------    -------    -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                      (0.81)     (0.90)     (1.07)
  Distributions from net realized capital gains              0.00       0.00      (0.24)
                                                          -------    -------    -------
   Total distributions                                      (0.81)     (0.90)     (1.31)
                                                          -------    -------    -------
Net asset value, end of period                            $  6.50    $  8.33    $  8.40
                                                          =======    =======    =======
Total return (%)(a)                                         (12.6)      10.2       16.8
Net assets, end of period (000)                           $31,972    $39,619    $25,484
Ratios to average net assets:
  Net expenses (%)(b)(c)                                     0.75       0.75       0.75
  Gross expenses (%)(c)                                      1.03       1.03       1.15
  Net investment income (loss) (%)(c)                       12.64      11.22      12.22
Portfolio turnover rate (%)                                    43         28         57

* Commencement of operations on June 5, 1996.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 NINE MONTHS
    ENDED      YEAR ENDED  PERIOD ENDED
SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
------------- ------------ ------------
    1998          1997        1996*
----------------------------------------
   $ 10.04      $ 10.16       $10.00
   -------      -------       ------
      0.77         0.70         0.56
     (2.31)        0.20         0.21
   -------      -------       ------
     (1.54)        0.90         0.77
   -------      -------       ------
      0.00        (0.71)       (0.56)
     (0.09)       (0.31)       (0.05)
   -------      -------       ------
     (0.09)       (1.02)       (0.61)
   -------      -------       ------
   $  8.41      $ 10.04       $10.16
   =======      =======       ======
     (15.5)         8.8          7.7
   $28,742      $28,872       $3,100
      0.75         0.75         0.75
      1.12         1.17         2.73
     10.69         8.82         9.42
        39           94            9



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
INTERMEDIATE DURATION FIXED INCOME FUND


                                                                           PERIOD ENDED
                                                YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30,
                                              ---------------------------  -------------
                                               2001       2000     1999        1998*
-----------------------------------------------------------------------------------------
Net asset value, beginning of period          $  9.55    $  9.53  $  9.87     $ 10.00
                                              -------    -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                  0.64 (d)    0.62     0.61        0.41
  Net realized and unrealized gain (loss) on
   investments                                   0.57       0.01    (0.26)      (0.22)
                                              -------    -------  -------     -------
   Total from investment operations              1.21       0.63     0.35        0.19
                                              -------    -------  -------     -------
LESS DISTRIBUTIONS--
  Dividends from net investment income          (0.63)     (0.61)   (0.69)      (0.32)
                                              -------    -------  -------     -------
Net asset value, end of period                $ 10.13    $  9.55  $  9.53     $  9.87
                                              =======    =======  =======     =======
Total return (%)(a)                              13.0        6.9      3.6         1.9
Net assets, end of period (000)               $23,568    $20,580  $14,371     $11,054
Ratios to average net assets:
  Net expenses (%)(b)(c)                         0.48       0.55     0.55        0.55
  Gross expenses (%)(c)                          0.89       0.99     1.18        1.33
  Net investment income (loss) (%)(c)            6.48       6.65     6.27        6.05
Portfolio turnover rate (%)                        19         20       35          74

* Commencement of operations on January 28, 1998.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
INVESTMENT GRADE FIXED INCOME FUND


                                                              YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------
                                                            2001        2000        1999
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  11.00    $  11.02    $  11.42
                                                          --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                0.81(e)     0.82        0.81
  Net realized and unrealized gain (loss) on investments      0.15        0.00(d)    (0.27)
                                                          --------    --------    --------
   Total from investment operations                           0.96        0.82        0.54
                                                          --------    --------    --------
LESS DISTRIBUTIONS--
  Dividends from net investment income                       (0.79)      (0.79)      (0.82)
  Distributions from net realized capital gains              (0.01)      (0.05)      (0.12)
                                                          --------    --------    --------
   Total distributions                                       (0.80)      (0.84)      (0.94)
                                                          --------    --------    --------
Net asset value, end of period                            $  11.16    $  11.00    $  11.02
                                                          ========    ========    ========
Total return (%)(a)                                            9.0         7.7         4.8
Net assets, end of period (000)                           $148,168    $153,412    $146,757
Ratios to average net assets:
  Net expenses (%)(b)(c)                                      0.55        0.55        0.55
  Gross expenses (%)(c)                                       0.62        0.58        0.59
  Net investment income (loss) (%)(c)                         7.25        7.45        7.15
Portfolio turnover rate (%)                                     14          18          18

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Amount is less than $0.01 per share.
(e)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                         NINE MONTHS
                            ENDED        YEAR ENDED
                        SEPTEMBER 30,   DECEMBER 31,
                        ------------- ----------------
                            1998       1997     1996
                        --------------------------------
                          $  12.06    $ 11.81  $ 11.56
                          --------    -------  -------
                              0.61       0.83     0.80
                             (0.60)      0.37     0.40
                          --------    -------  -------
                              0.01       1.20     1.20
                          --------    -------  -------
                             (0.63)     (0.81)   (0.79)
                             (0.02)     (0.14)   (0.16)
                          --------    -------  -------
                             (0.65)     (0.95)   (0.95)
                          --------    -------  -------
                          $  11.42    $ 12.06  $ 11.81
                          ========    =======  =======
                               0.0       10.6     10.9
                          $119,084    $82,964  $51,752
                              0.55       0.55     0.55
                              0.65       0.69     0.70
                              6.85       6.97     7.27
                                31         58       74



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
MID CAP GROWTH FUND

                                                          PERIOD ENDED
                                                          SEPTEMBER 30,
                                                          -------------
                                                              2001*
------------------------------------------------------------------------
Net asset value, beginning of period                         $10.00
                                                             ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                (0.03)(d)
  Net realized and unrealized gain (loss) on investments      (3.98)
                                                             ------
   Total from investment operations                           (4.01)
                                                             ------
Net asset value, end of period                               $ 5.99
                                                             ======
Total return (%)(a)                                           (40.1)
Net assets, end of period (000)                              $7,483
Ratios to average net assets:
  Net expenses (%)(b)(c)                                       0.90
  Gross expenses (%)(c)                                        1.93
  Net investment income (loss) (%)(c)                         (0.62)
Portfolio turnover rate (%)                                     145

* Commencement of operations on February 28, 2001.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
PROVIDENT FUND

                                                            YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------
                                                           2001       2000     1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 11.16    $ 13.46  $ 13.59
------------------------------------------------------    -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                              0.12 (d)    0.12     0.04
  Net realized and unrealized gain (loss) on investments    (1.60)      2.43     3.87
                                                          -------    -------  -------
   Total from investment operations                         (1.48)      2.55     3.91
                                                          -------    -------  -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                      (0.09)     (0.07)   (0.10)
  Distributions from net realized capital gains             (1.92)     (4.78)   (3.94)
                                                          -------    -------  -------
   Total distributions                                      (2.01)     (4.85)   (4.04)
                                                          -------    -------  -------
Net asset value, end of period                            $  7.67    $ 11.16  $ 13.46
                                                          =======    =======  =======
Total return (%)(a)                                         (15.9)      25.3     31.7
Net assets, end of period (000)                           $19,211    $23,718  $21,886
Ratios to average net assets:
  Net expenses (%)(b)(c)                                     0.65       0.65     0.65
  Gross expenses (%)(c)                                      1.05       0.95     1.00
  Net investment income (loss) (%)(c)                        1.29       1.00     0.30
Portfolio turnover rate (%)                                   300        356      250

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                         NINE MONTHS
                            ENDED        YEAR ENDED
                        SEPTEMBER 30,   DECEMBER 31,
                        ------------- ----------------
                            1998       1997     1996
                        --------------------------------
                           $ 12.26    $ 11.48  $ 10.02
                           -------    -------  -------
                              0.10       0.10     0.10
                              1.23       1.68     1.47
                           -------    -------  -------
                              1.33       1.78     1.57
                           -------    -------  -------
                              0.00      (0.10)   (0.11)
                              0.00      (0.90)    0.00
                           -------    -------  -------
                              0.00      (1.00)   (0.11)
                           -------    -------  -------
                           $ 13.59    $ 12.26  $ 11.48
                           =======    =======  =======
                              10.9       15.7     15.6
                           $20,910    $38,544  $21,906
                              0.65       0.65     0.65
                              1.03       0.89     0.89
                              0.74       0.87     1.10
                                96        109       97



                                    [Graphic]
Loomis Sayles Investment Trust

Financial Highlights
SMALL COMPANY GROWTH FUND

                                                               YEAR ENDED       PERIOD ENDED
                                                              SEPTEMBER 30,     SEPTEMBER 30,
                                                          --------------------  -------------
                                                           2001         2000        1999*
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 19.78     $  11.67     $ 10.00
                                                          -------     --------     -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                              (0.07)(d)    (0.06)      (0.01)
  Net realized and unrealized gain (loss) on investments   (11.45)        8.17        1.68
                                                          -------     --------     -------
   Total from investment operations                        (11.52)        8.11        1.67
                                                          -------     --------     -------
LESS DISTRIBUTIONS--
  Distributions from net realized capital gains             (0.19)        0.00        0.00
                                                          -------     --------     -------
   Total distributions                                      (0.19)        0.00        0.00
                                                          -------     --------     -------
Net asset value, end of period                            $  8.07     $  19.78     $ 11.67
                                                          =======     ========     =======
Total return (%)(a)                                         (58.6)        69.5        16.7
Net assets, end of period (000)                           $69,710     $133,784     $17,674
Ratios to average net assets:
  Net expenses (%)(b)(c)                                     0.90         0.90        0.90
  Gross expenses (%)(c)                                      1.02         0.99        2.17
  Net investment income (loss) (%)(c)                       (0.61)       (0.51)      (0.51)
Portfolio turnover rate (%)                                   150          174          56

* Commencement of operations on May 7, 1999.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

Financial Highlights
SMALL COMPANY VALUE FUND

                                                              YEAR ENDED      PERIOD ENDED
                                                             SEPTEMBER 30,    SEPTEMBER 30,
                                                          ------------------  -------------
                                                           2001       2000        1999*
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 11.03    $  9.40     $ 10.00
                                                          -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                              0.08 (d)    0.13        0.02
  Net realized and unrealized gain (loss) on investments     0.26       1.86       (0.62)
                                                          -------    -------     -------
   Total from investment operations                          0.34       1.99       (0.60)
                                                          -------    -------     -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                      (0.13)     (0.04)       0.00
  Distributions from net realized capital gains             (1.96)     (0.32)       0.00
                                                          -------    -------     -------
   Total distributions                                      (2.09)     (0.36)       0.00
                                                          -------    -------     -------
Net asset value, end of period                            $  9.28    $ 11.03     $  9.40
                                                          =======    =======     =======
Total return (%)(a)                                           3.6       21.8        (6.0)
Net assets, end of period (000)                           $21,933    $21,162     $37,891
Ratios to average net assets:
  Net expenses (%)(b)(c)                                     0.90       0.90        0.90
  Gross expenses (%)(c)                                      1.39       1.24        1.31
  Net investment income (loss) (%)(c)                        0.79       0.81        0.82
Portfolio turnover rate (%)                                    97        124          36

* Commencement of operations on June 30, 1999.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Investment Trust

Notes to Financial Statements
SEPTEMBER 30, 2001

1. Loomis Sayles Investment Trust (the "Trust") consists of eleven no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Funds.

The Trust consists of the following Funds:

   Loomis Sayles California Tax-Free Income Fund
   Loomis Sayles Core Fixed Income Fund
   Loomis Sayles Core Plus Fixed Income Fund
   Loomis Sayles Fixed Income Fund
   Loomis Sayles High Yield Fixed Income Fund
   Loomis Sayles Intermediate Duration Fixed Income Fund
   Loomis Sayles Investment Grade Fixed Income Fund
   Loomis Sayles Mid Cap Growth Fund
   Loomis Sayles Provident Fund
   Loomis Sayles Small Company Growth Fund
   Loomis Sayles Small Company Value Fund

Loomis Sayles Mid Cap Growth and Core Plus Fixed Income Funds commenced operations on February 28, 2001 and June 18, 2001, respectively. On June 18, 2001, the Core Plus Fixed Income Fund was formed with an initial contribution of securities in kind having a market value of approximately $38,588,101, which includes interest receivable of approximately $642,400.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

A. Security Valuation| Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of

SEPTEMBER 30, 2001

Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. Repurchase Agreements| The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price including accrued interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. Foreign Currency Translation and Foreign Investments| The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences



                                    [Graphic]
Loomis Sayles Investment Trust

SEPTEMBER 30, 2001


between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counter parties do not perform under the contracts' terms.

Each Fund (except the California Tax-Free Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

D. Forward Foreign Currency Exchange Contracts| Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect investments against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the change in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2001, there were no open forward foreign currency exchange contracts.

E. Security Transactions, Related Investment Income and Expenses| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the

SEPTEMBER 30, 2001

accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the California Tax-Free Income Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular Fund. Expenses, which cannot be directly attributed to a particular Fund, are apportioned among the Funds based upon relative net assets.

F. Federal Income Taxes| Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

The capital loss carryforwards are intended to be used to offset future capital gains. At September 30, 2001, the Funds had available capital loss carryforwards:

Fund                              Amount   Expires
----                              ------   -------
California Tax-Free Income Fund $   12,015  2008
                                    14,701  2009
Core Fixed Income Fund              89,893  2008
                                   882,901  2009
Fixed Income Fund                2,192,468  2008
                                 4,375,500  2009
High Yield Fixed Income Fund     4,064,310  2008
                                 1,325,123  2009
Provident Fund                     214,505  2009
Small Company Growth Fund        5,763,956  2009

The Funds elected to defer net capital losses noted below, as having been incurred in the following fiscal year:

Fund                              Amount
----                              ------
California Tax-Free Income Fund $    23,790
Fixed Income Fund                 1,619,688
High Yield Fixed Income Fund      2,034,317
Mid Cap Growth Fund               3,347,719
Provident Fund                    1,969,298
Small Company Growth Fund        46,231,984

G. Dividends and Distributions to Shareholders| The California Tax-Free Income, the Intermediate Duration Fixed Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income,



                                    [Graphic]
Loomis Sayles Investment Trust

SEPTEMBER 30, 2001

Core Plus Fixed Income, Fixed Income, High Yield Fixed Income, Mid Cap Growth, Provident, Small Company Growth and Small Company Value Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gains distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Funds' capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for securities contributed in-kind, net operating losses, forward foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions| The cost of purchases and proceeds from sales and maturities of securities other than short-term investments for each Fund for the period ended September 30, 2001 were as follows:

                                                           PURCHASES
                                                  ----------------------------
FUND                                              U.S. GOVERNMENT    OTHER
----                                              --------------- ------------
California Tax-Free Income Fund..................   $         0   $  5,383,819
Core Fixed Income Fund...........................     8,929,285      5,441,057
Core Plus Fixed Income Fund......................    11,882,957     32,135,709
Fixed Income Fund................................    13,416,047     86,469,047
High Yield Fixed Income Fund.....................             0     22,308,562
Intermediate Duration Fixed Income Fund..........             0      5,623,693
Investment Grade Fixed Income Fund...............     6,728,382     13,544,113
Mid Cap Growth Fund..............................             0     27,590,560
Provident Fund...................................             0     52,055,797
Small Company Growth Fund........................             0    166,172,095
Small Company Value Fund.........................             0     21,280,124

                                                             SALES
                                                  ----------------------------
FUND                                              U.S. GOVERNMENT    OTHER
----                                              --------------- ------------
California Tax-Free Income Fund..................   $         0   $  3,228,825
Core Fixed Income Fund...........................     7,230,991      6,012,792
Core Plus Fixed Income Fund......................     2,150,875      5,624,872
Fixed Income Fund................................    16,566,978     85,549,918
High Yield Fixed Income Fund.....................             0     15,510,905
Intermediate Duration Fixed Income Fund..........     1,512,830      2,539,830
Investment Grade Fixed Income Fund...............     2,963,812     26,387,887
Mid Cap Growth Fund..............................             0     15,428,769
Provident Fund...................................             0     53,070,257
Small Company Growth Fund........................             0    138,271,582
Small Company Value Fund.........................             0     20,706,036

SEPTEMBER 30, 2001

3. Management Fees and Other Transactions With Affiliates| During the period ended September 30, 2001, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the year ended September 30, 2001 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2002, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of each Fund's average daily net assets:


                                            MANAGEMENT    MAXIMUM
FUND                                           FEES    EXPENSE RATIOS
----                                        ---------- --------------
California Tax-Free Income Fund............   0.50%        0.65%
Core Fixed Income Fund (1).................   0.30%        0.45%
Core Plus Fixed Income Fund................   0.35%        0.45%
Fixed Income Fund..........................   0.50%        0.65%
High Yield Fixed Income Fund...............   0.60%        0.75%
Intermediate Duration Fixed Income Fund (2)   0.30%        0.45%
Investment Grade Fixed Income Fund.........   0.40%        0.55%
Mid Cap Growth Fund........................   0.75%        0.90%
Provident Fund.............................   0.50%        0.65%
Small Company Growth Fund..................   0.75%        0.90%
Small Company Value Fund...................   0.75%        0.90%

(1)Effective February 13, 2001, the management fee and expense limitation for the Core Fixed Income Fund were reduced to 0.30% and 0.45%, respectively. Prior to that period, the management fee and expense limitation were 0.35% and 0.50%, respectively. The effective management fee rate for the year ended September 30, 2001 was 0.32%.
(2)On February 1, 2001, the expense limitation for the Intermediate Duration Fixed Income Fund was reduced to 0.45% and effective February 13, 2001, the management fee was reduced to 0.30%. Prior to those dates, the management fee and expense limitation were 0.40% and 0.55%, respectively. The effective management fee rate for the year ended September 30, 2001 was 0.34%.

Certain officers and directors of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations group.



                                    [Graphic]
Loomis Sayles Investment Trust

SEPTEMBER 30, 2001


Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain administrative services. For the period ended September 30, 2001, the following amounts were incurred by the Funds:

FUND                                     AMOUNT
----                                     ------
California Tax-Free Income Fund........ $  5,463
Core Fixed Income Fund.................    5,355
Core Plus Fixed Income Fund............    3,280
Fixed Income Fund......................  143,716
High Yield Fixed Income Fund...........   12,720
Intermediate Duration Fixed Income Fund    7,215
Investment Grade Fixed Income Fund.....   49,645
Mid Cap Growth Fund....................    1,944
Provident Fund.........................    7,443
Small Company Growth Fund..............   32,151
Small Company Value Fund...............    7,825

A. Trustees Fees and Expenses| The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America L.P., or their affiliates. Each Independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. Beneficial Interest| At September 30, 2001, the following Funds have shareholders, each owning beneficially or of record 10% or more of the shares outstanding of a fund and the total percentage of the shares held by such shareholders.

                                        10% OR GREATER SHAREHOLDERS
                                        ---------------------------
                                            # OF           % OF
FUND                                    SHAREHOLDERS    SHARES HELD
----                                    ------------    -----------
California Tax-Free Income Fund........      3              36%
Core Fixed Income Fund.................      1              11%
Core Plus Fixed Income Fund............      1              16%
High Yield Fixed Income Fund...........      1              16%
Intermediate Duration Fixed Income Fund      2              93%
Investment Grade Fixed Income Fund.....      1              10%
Provident Fund.........................      1              33%

5. Credit Risk| The Core Fixed Income Fund may invest up to 10%, the Core Plus Fixed Income may invest up to 25%, the Fixed Income Fund may invest up to 35%, the High Yield Fixed Income Fund will invest at least 65%, and the Investment Grade Fixed Income Fund may invest up to 10% of their respective total net assets in securities offering high current income, which generally will be in

SEPTEMBER 30, 2001

the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

6. Concentration| The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

7. Change in Accounting Principle| In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require funds to amortize premiums and discounts for fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss.



                                    [Graphic]
Loomis Sayles Investment Trust

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Loomis Sayles Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Trust (consisting of the Loomis Sayles California Tax-Free Income Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund, Mid Cap Growth Fund, Provident Fund, Small Company Growth Fund and Small Company Value Fund) (collectively, the "Funds") at September 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2001

2001 U.S. Tax and Distribution Information to Shareholders (Unaudited)

Exempt Interest Dividends| 92.07% of the dividends paid by the California Tax-Free Income Fund from net investment income for the year ended September
30, 2001, constituted exempt interest dividends for Federal income tax purposes.

Capital Gains Distributions| Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2001.

                                                      AMOUNT
                                                      ------
                  Investment Grade Fixed Income Fund $ 72,116
                  Provident Fund....................  437,797
                  Small Company Growth Fund.........  555,160
                  Small Company Value Fund..........  980,573

Corporate Dividends Received Deduction| For the fiscal year ended September 30, 2001, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                    QUALIFYING
                                                    PERCENTAGE
                                                    ----------
                 Fixed Income Fund.................    3.36%
                 High Yield Fixed Income Fund......    4.18%
                 Investment Grade Fixed Income Fund    2.15%
                 Provident Fund....................   37.77%
                 Small Company Value Fund..........   13.47%



                                    [Graphic]
Loomis Sayles Investment Trust

SUPPLEMENTAL INFORMATION

Loomis Sayles Investment Trust (the "Trust")

Supplement dated November 30, 2001 to the Loomis Sayles Fixed Income Fund, Loomis Sayles High Yield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Provident Fund, Loomis Sayles Small Company Growth Fund, Loomis Sayles Small Company Value Fund, Loomis Sayles California Tax-Free Income Fund prospectuses dated February 1, 2001, the Loomis Sayles Core Fixed Income Fund prospectus dated February 1, 2001, as revised February 13, 2001, the Loomis Sayles Mid Cap Growth Fund prospectus dated February 28, 2001 and the Loomis Sayles Core Plus Fixed Income Fund prospectus dated May 1, 2001.

Effective November 30, 2001, the Trust has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. will serve as principal underwriter of the various Funds of the Trust. Loomis Sayles Distributors, L.P. will not receive any fee under this agreement.

[LOGO] Loomis Sayles

LOOMIS SAYLES INVESTMENT TRUST
One Financial Center
Boston, MA 02111

Telephone: (888) 226-9699
www.loomissayles.com